Separate Account D

American General Life Insurance Company

2022

Annual Report

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account D.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account D indicated in the table below as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account D as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Century VP Value Fund Class I	BNY Mellon IP MidCap Stock Portfolio Initial Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares
VALIC Company II Strategic Bond Fund (2)(6)	Fidelity VIP Asset Manager Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class
Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2
FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares
Invesco Comstock Fund Class A	Invesco Corporate Bond Fund Class A (1)
Invesco Government Money Market Fund Class AX	Invesco High Yield Fund Class A
Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I
Invesco V.I. Capital Appreciation Fund Series I	Invesco V.I. Comstock Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
Invesco V.I. Global Core Equity Fund Series I	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. High Yield Fund Series I	Invesco V.I. EQV International Equity Fund Series 1
Invesco V.I. Main Street Fund Series I	Invesco V.I. Main Street Small Cap Fund Series I
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Overseas Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1
MFS VIT Growth Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class
MFS VIT Research Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT Utilities Series Initial Class	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF Global Strategist Portfolio Class I
Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	PIMCO Real Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
Putnam VT Focused International Equity Fund Class IB	Putnam VT International Value Fund Class IB
Putnam VT Large Cap Value Fund Class IB	PVC Core Plus Bond Account Class 1
PVC Diversified International Account Class 1	PVC Equity Income Account Class 1
PVC Government & High Quality Bond Account Class 1	PVC Large Cap Growth Account I Class 1
PVC Principal Capital Appreciation Account Class 1	PVC SAM Balanced Portfolio Class 1
PVC SAM Conservative Balanced Portfolio Class 1	PVC SAM Conservative Growth Portfolio Class 1
PVC SAM Flexible Income Portfolio Class 1	PVC SAM Strategic Growth Portfolio Class 1
PVC Short-Term Income Account Class 1	PVC SmallCap Account Class 1
Royce Small-Cap Portfolio Investment Class (1)	VALIC Company I Asset Allocation Fund (1)
VALIC Company I Blue Chip Growth Fund	VALIC Company I Capital Conservation Fund (1)(2)
VALIC Company I Core Bond Fund (2)	VALIC Company I Dividend Value Fund (1)
VALIC Company I Government Money Market I Fund (7)	VALIC Company I Government Securities Fund
VALIC Company I Health Sciences Fund (4) (6)	VALIC Company I High Yield Bond Fund (5)
VALIC Company I International Equities Index Fund	VALIC Company I International Socially Responsible Fund (1)
VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund (3)
VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund (4)
VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund
VALIC Company I Systematic Core Fund	VALIC Company II Strategic Bond Fund (2)
(1)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(2)	The VALIC Company I Capital Conservation Fund and the VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(3)	The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(4)	The VALIC Company I Health Sciences Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Science & Technology Fund.
(5)	The VALIC Company II High Yield Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I High Yield Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31,2022.
(6)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(7)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to July 22, 2022 (cessation of operations).

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account D based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account D in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2023

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners- Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
American Century VP Value Fund Class I	$267,797	$—	$267,797	$—	$267,797	$267,797
BNY Mellon IP MidCap Stock Portfolio Initial Shares	67,194	—	67,194	—	67,194	67,194
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	225,438	—	225,438	—	225,438	225,438
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	138,910	—	138,910	—	138,910	138,910
Fidelity VIP Asset Manager Portfolio Initial Class	333,111	—	333,111	—	333,111	333,111
Fidelity VIP Asset Manager Portfolio Service Class 2	68,840	—	68,840	—	68,840	68,840
Fidelity VIP Contrafund Portfolio Initial Class	1,117,032	—	1,117,032	—	1,117,032	1,117,032
Fidelity VIP Contrafund Portfolio Service Class 2	430,753	—	430,753	—	430,753	430,753
Fidelity VIP Equity-Income Portfolio Initial Class	706,001	—	706,001	—	706,001	706,001
Fidelity VIP Equity-Income Portfolio Service Class 2	240,576	—	240,576	—	240,576	240,576
Fidelity VIP Government Money Market Portfolio Initial Class	4,146,067	—	4,146,067	—	4,146,067	4,146,067
Fidelity VIP Growth Portfolio Initial Class	1,233,755	—	1,233,755	—	1,233,755	1,233,755
Fidelity VIP Growth Portfolio Service Class 2	289,066	—	289,066	—	289,066	289,066
Fidelity VIP High Income Portfolio Initial Class	29,442	—	29,442	—	29,442	29,442
Fidelity VIP Index 500 Portfolio Initial Class	1,753,384	—	1,753,384	—	1,753,384	1,753,384
Fidelity VIP Investment Grade Bond Portfolio Initial Class	73,457	—	73,457	—	73,457	73,457
Fidelity VIP Overseas Portfolio Initial Class	58,465	—	58,465	—	58,465	58,465
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	668,957	—	668,957	—	668,957	668,957
FTVIP Templeton Developing Markets VIP Fund Class 2	271,765	—	271,765	—	271,765	271,765
FTVIP Templeton Foreign VIP Fund Class 2	189,629	—	189,629	—	189,629	189,629
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	30,750	—	30,750	—	30,750	30,750
Invesco Comstock Fund Class A	1,985,009	(1,323)	1,983,686	—	1,983,686	1,983,686
Invesco Government Money Market Fund Class AX	35,693	(990)	34,703	—	34,703	34,703
Invesco High Yield Fund Class A	219,916	—	219,916	—	219,916	219,916
Invesco V.I. American Franchise Fund Series I	7,939,337	(2,247)	7,937,090	698,276	7,238,814	7,937,090
Invesco V.I. American Value Fund Series I	2,041,573	—	2,041,573	—	2,041,573	2,041,573
Invesco V.I. Capital Appreciation Fund Series I	2,151,987	—	2,151,987	—	2,151,987	2,151,987
Invesco V.I. Comstock Fund Series I	1,358,267	—	1,358,267	—	1,358,267	1,358,267
Invesco V.I. Core Equity Fund Series I	2,059,995	—	2,059,995	—	2,059,995	2,059,995
Invesco V.I. Core Plus Bond Fund Series I	145,456	—	145,456	—	145,456	145,456
Invesco V.I. EQV International Equity Fund Series 1	907,725	—	907,725	—	907,725	907,725
Invesco V.I. Global Core Equity Fund Series I	534,811	—	534,811	—	534,811	534,811
Invesco V.I. Global Strategic Income Fund Series I	143,136	—	143,136	—	143,136	143,136
Invesco V.I. Government Securities Fund Series I	362,924	—	362,924	—	362,924	362,924
Invesco V.I. Growth and Income Fund Series I	6,390,996	—	6,390,996	—	6,390,996	6,390,996
Invesco V.I. High Yield Fund Series I	193,282	—	193,282	—	193,282	193,282
Invesco V.I. Main Street Fund Series I	3,005,413	—	3,005,413	—	3,005,413	3,005,413
Invesco V.I. Main Street Small Cap Fund Series I	890,222	—	890,222	—	890,222	890,222
Janus Henderson Enterprise Portfolio Service Shares	92,023	—	92,023	—	92,023	92,023
Janus Henderson Global Research Portfolio Service Shares	7,671	—	7,671	—	7,671	7,671
Janus Henderson Overseas Portfolio Service Shares	262,204	—	262,204	—	262,204	262,204
Janus Henderson Research Portfolio Service Shares	209,482	—	209,482	—	209,482	209,482
JPMorgan Insurance Trust Core Bond Portfolio Class 1	2,033,859	—	2,033,859	—	2,033,859	2,033,859
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	1,613,845	—	1,613,845	—	1,613,845	1,613,845
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	25,439	—	25,439	—	25,439	25,439
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	2,029,097	—	2,029,097	—	2,029,097	2,029,097
MFS VIT Growth Series Initial Class	1,231,875	—	1,231,875	—	1,231,875	1,231,875
MFS VIT Investors Trust Series Initial Class	438,568	—	438,568	—	438,568	438,568
MFS VIT New Discovery Series Initial Class	43,278	—	43,278	—	43,278	43,278
MFS VIT Research Series Initial Class	579,946	—	579,946	—	579,946	579,946
MFS VIT Total Return Series Initial Class	489,148	—	489,148	—	489,148	489,148
MFS VIT Utilities Series Initial Class	843,501	—	843,501	—	843,501	843,501
MFS VIT II Core Equity Portfolio Initial Class	1,581,241	—	1,581,241	—	1,581,241	1,581,241

The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	$577,452	$—	$577,452	$—	$577,452	$577,452
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	634,570	—	634,570	—	634,570	634,570
Morgan Stanley VIF Global Strategist Portfolio Class I	252,194	—	252,194	—	252,194	252,194
Morgan Stanley VIF Growth Portfolio Class I	1,118,974	—	1,118,974	—	1,118,974	1,118,974
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	201,999	—	201,999	—	201,999	201,999
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	47,769	—	47,769	—	47,769	47,769
PIMCO Real Return Portfolio Administrative Class	130,800	—	130,800	—	130,800	130,800
PIMCO Short-Term Portfolio Administrative Class	15,288	—	15,288	—	15,288	15,288
PIMCO Total Return Portfolio Administrative Class	157,865	—	157,865	—	157,865	157,865
Pioneer Fund VCT Portfolio Class I	159,697	—	159,697	—	159,697	159,697
Pioneer Select Mid Cap Growth VCT Portfolio Class I	221,402	—	221,402	—	221,402	221,402
PVC Core Plus Bond Account Class 1	984,105	—	984,105	—	984,105	984,105
PVC Diversified International Account Class 1	984,677	—	984,677	—	984,677	984,677
PVC Equity Income Account Class 1	2,408,207	—	2,408,207	—	2,408,207	2,408,207
PVC Government & High Quality Bond Account Class 1	546,444	—	546,444	—	546,444	546,444
PVC Large Cap Growth Account I Class 1	7,317,124	—	7,317,124	—	7,317,124	7,317,124
PVC Principal Capital Appreciation Account Class 1	8,516,976	—	8,516,976	—	8,516,976	8,516,976
PVC SAM Balanced Portfolio Class 1	9,169,549	—	9,169,549	—	9,169,549	9,169,549
PVC SAM Conservative Balanced Portfolio Class 1	287,706	—	287,706	—	287,706	287,706
PVC SAM Conservative Growth Portfolio Class 1	12,428,178	—	12,428,178	—	12,428,178	12,428,178
PVC SAM Flexible Income Portfolio Class 1	921,073	—	921,073	—	921,073	921,073
PVC SAM Strategic Growth Portfolio Class 1	4,783,509	—	4,783,509	—	4,783,509	4,783,509
PVC Short-Term Income Account Class 1	301,008	—	301,008	—	301,008	301,008
PVC SmallCap Account Class 1	2,635,600	—	2,635,600	—	2,635,600	2,635,600
Putnam VT Focused International Equity Fund Class IB	103,295	—	103,295	—	103,295	103,295
Putnam VT International Value Fund Class IB	45,928	—	45,928	—	45,928	45,928
Putnam VT Large Cap Value Fund Class IB	354,816	—	354,816	—	354,816	354,816
VALIC Company I Blue Chip Growth Fund	45,288	—	45,288	—	45,288	45,288
VALIC Company I Core Bond Fund	155,495	—	155,495	—	155,495	155,495
VALIC Company I Government Securities Fund	377,674	—	377,674	—	377,674	377,674
VALIC Company I High Yield Bond Fund	47,161	—	47,161	—	47,161	47,161
VALIC Company I International Equities Index Fund	526,073	—	526,073	—	526,073	526,073
VALIC Company I Mid Cap Index Fund	829,241	—	829,241	—	829,241	829,241
VALIC Company I Mid Cap Value Fund	1,708,433	—	1,708,433	—	1,708,433	1,708,433
VALIC Company I Nasdaq-100 Index Fund	148,751	—	148,751	—	148,751	148,751
VALIC Company I Science & Technology Fund	186,874	—	186,874	—	186,874	186,874
VALIC Company I Small Cap Index Fund	98,113	—	98,113	—	98,113	98,113
VALIC Company I Stock Index Fund	15,464,581	(4,859)	15,459,722	464,393	14,995,329	15,459,722
VALIC Company I Systematic Core Fund	2,365,624	—	2,365,624	—	2,365,624	2,365,624

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
American Century VP Value Fund Class I	21,510	$12.45	$267,797	$165,346	1
BNY Mellon IP MidCap Stock Portfolio Initial Shares	4,082	16.46	67,194	77,420	1
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	5,402	41.73	225,438	200,385	1
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	3,527	39.39	138,910	151,520	1
Fidelity VIP Asset Manager Portfolio Initial Class	23,262	14.32	333,111	352,887	1
Fidelity VIP Asset Manager Portfolio Service Class 2	4,960	13.88	68,840	73,238	1
Fidelity VIP Contrafund Portfolio Initial Class	29,489	37.88	1,117,032	1,068,039	1
Fidelity VIP Contrafund Portfolio Service Class 2	11,789	36.54	430,753	413,154	1
Fidelity VIP Equity-Income Portfolio Initial Class	29,966	23.56	706,001	659,511	1
Fidelity VIP Equity-Income Portfolio Service Class 2	10,593	22.71	240,576	225,078	1
Fidelity VIP Government Money Market Portfolio Initial Class	4,146,067	1.00	4,146,067	4,146,067	1
Fidelity VIP Growth Portfolio Initial Class	17,253	71.51	1,233,755	1,380,521	1
Fidelity VIP Growth Portfolio Service Class 2	4,173	69.27	289,066	302,080	1
Fidelity VIP High Income Portfolio Initial Class	6,676	4.41	29,442	35,155	1
Fidelity VIP Index 500 Portfolio Initial Class	4,678	374.78	1,753,384	962,253	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,802	10.80	73,457	86,653	1
Fidelity VIP Overseas Portfolio Initial Class	2,694	21.70	58,465	57,225	1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	63,650	10.51	668,957	989,927	1
FTVIP Templeton Developing Markets VIP Fund Class 2	36,430	7.46	271,765	308,457	1
FTVIP Templeton Foreign VIP Fund Class 2	15,582	12.17	189,629	217,029	1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	3,342	9.20	30,750	38,747	1
Invesco Comstock Fund Class A	74,991	26.47	1,985,009	1,531,332	1
Invesco Government Money Market Fund Class AX	35,693	1.00	35,693	35,693	1
Invesco High Yield Fund Class A	64,492	3.41	219,916	263,357	1
Invesco V.I. American Franchise Fund Series I	185,325	42.84	7,939,337	11,077,233	1
Invesco V.I. American Value Fund Series I	130,036	15.70	2,041,573	2,270,964	1
Invesco V.I. Capital Appreciation Fund Series I	61,892	34.77	2,151,987	3,019,130	1
Invesco V.I. Comstock Fund Series I	66,778	20.34	1,358,267	1,333,845	1
Invesco V.I. Core Equity Fund Series I	83,910	24.55	2,059,995	2,590,222	1
Invesco V.I. Core Plus Bond Fund Series I	26,161	5.56	145,456	166,802	1
Invesco V.I. EQV International Equity Fund Series 1	31,366	28.94	907,725	1,065,076	1
Invesco V.I. Global Core Equity Fund Series I	66,851	8.00	534,811	597,474	1
Invesco V.I. Global Strategic Income Fund Series I	36,329	3.94	143,136	177,147	1
Invesco V.I. Government Securities Fund Series I	36,004	10.08	362,924	416,124	1
Invesco V.I. Growth and Income Fund Series I	323,104	19.78	6,390,996	6,468,255	1
Invesco V.I. High Yield Fund Series I	42,952	4.50	193,282	224,537	1
Invesco V.I. Main Street Fund Series I	186,440	16.12	3,005,413	4,253,102	1
Invesco V.I. Main Street Small Cap Fund Series I	38,571	23.08	890,222	906,842	1
Janus Henderson Enterprise Portfolio Service Shares	1,466	62.78	92,023	93,735	1
Janus Henderson Global Research Portfolio Service Shares	158	48.41	7,671	8,241	1
Janus Henderson Overseas Portfolio Service Shares	7,133	36.76	262,204	219,963	1
Janus Henderson Research Portfolio Service Shares	6,943	30.17	209,482	230,533	1
JPMorgan Insurance Trust Core Bond Portfolio Class 1	210,327	9.67	2,033,859	2,321,689	1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	154,731	10.43	1,613,845	1,686,020	1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	1,416	17.96	25,439	29,316	1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	64,232	31.59	2,029,097	1,929,523	1
MFS VIT Growth Series Initial Class	25,653	48.02	1,231,875	1,400,550	1
MFS VIT Investors Trust Series Initial Class	13,591	32.27	438,568	391,238	1
MFS VIT New Discovery Series Initial Class	3,827	11.31	43,278	71,468	1
MFS VIT Research Series Initial Class	20,906	27.74	579,946	593,188	1
MFS VIT Total Return Series Initial Class	21,750	22.49	489,148	508,984	1
MFS VIT Utilities Series Initial Class	23,224	36.32	843,501	748,814	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
MFS VIT II Core Equity Portfolio Initial Class	66,635	$23.73	$1,581,241	$1,631,901	1
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	68,338	8.45	577,452	711,076	1
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	53,236	11.92	634,570	780,479	1
Morgan Stanley VIF Global Strategist Portfolio Class I	33,010	7.64	252,194	326,089	1
Morgan Stanley VIF Growth Portfolio Class I	124,607	8.98	1,118,974	2,611,913	1
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	15,562	12.98	201,999	266,762	1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,119	22.54	47,769	55,015	1
PIMCO Real Return Portfolio Administrative Class	11,374	11.50	130,800	149,921	1
PIMCO Short-Term Portfolio Administrative Class	1,514	10.10	15,288	15,556	1
PIMCO Total Return Portfolio Administrative Class	17,580	8.98	157,865	193,621	1
Pioneer Fund VCT Portfolio Class I	12,237	13.05	159,697	183,000	1
Pioneer Select Mid Cap Growth VCT Portfolio Class I	11,942	18.54	221,402	305,442	1
PVC Core Plus Bond Account Class 1	104,470	9.42	984,105	1,191,999	1
PVC Diversified International Account Class 1	73,703	13.36	984,677	1,029,219	1
PVC Equity Income Account Class 1	90,739	26.54	2,408,207	2,165,455	1
PVC Government & High Quality Bond Account Class 1	66,316	8.24	546,444	663,791	1
PVC Large Cap Growth Account I Class 1	242,129	30.22	7,317,124	9,116,275	1
PVC Principal Capital Appreciation Account Class 1	280,533	30.36	8,516,976	7,658,066	1
PVC SAM Balanced Portfolio Class 1	721,444	12.71	9,169,549	10,598,349	1
PVC SAM Conservative Balanced Portfolio Class 1	28,124	10.23	287,706	330,732	1
PVC SAM Conservative Growth Portfolio Class 1	704,146	17.65	12,428,178	12,760,832	1
PVC SAM Flexible Income Portfolio Class 1	90,568	10.17	921,073	1,101,730	1
PVC SAM Strategic Growth Portfolio Class 1	242,080	19.76	4,783,509	5,059,773	1
PVC Short-Term Income Account Class 1	124,899	2.41	301,008	318,769	1
PVC SmallCap Account Class 1	202,117	13.04	2,635,600	2,994,050	1
Putnam VT Focused International Equity Fund Class IB	8,579	12.04	103,295	131,776	1
Putnam VT International Value Fund Class IB	4,565	10.06	45,928	41,558	1
Putnam VT Large Cap Value Fund Class IB	13,107	27.07	354,816	310,027	1
VALIC Company I Blue Chip Growth Fund	3,210	14.11	45,288	54,345	1
VALIC Company I Core Bond Fund	16,147	9.63	155,495	182,641	1
VALIC Company I Government Securities Fund	40,221	9.39	377,674	430,358	1
VALIC Company I High Yield Bond Fund	6,935	6.80	47,161	51,888	1
VALIC Company I International Equities Index Fund	74,939	7.02	526,073	474,161	1
VALIC Company I Mid Cap Index Fund	32,266	25.70	829,241	782,433	1
VALIC Company I Mid Cap Value Fund	86,111	19.84	1,708,433	1,626,216	1
VALIC Company I Nasdaq-100 Index Fund	8,559	17.38	148,751	152,198	1
VALIC Company I Science & Technology Fund	9,638	19.39	186,874	316,063	1
VALIC Company I Small Cap Index Fund	5,921	16.57	98,113	107,954	1
VALIC Company I Stock Index Fund	347,597	44.49	15,464,581	12,838,890	1
VALIC Company I Systematic Core Fund	98,568	24.00	2,365,624	1,865,986	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	Fidelity VIP Asset Manager Portfolio Initial Class
For the Year Ended December 31, 2022
From operations:
Dividends	$5,543	$503	$1,302	$—	$7,349
Mortality and expense risk and administrative charges	(3,565)	(945)	(3,358)	(2,019)	(5,159)
Net investment income (loss)	1,978	(442)	(2,056)	(2,019)	2,190
Net realized gain (loss)	2,255	1,413	3,536	2,657	(1,738)
Capital gain distribution from mutual funds	21,008	16,956	17,839	31,129	23,794
Change in unrealized appreciation (depreciation) of investments	(27,421)	(30,090)	(91,461)	(62,584)	(90,374)
Increase (decrease) in net assets from operations	(2,180)	(12,163)	(72,142)	(30,817)	(66,128)

From contract transactions:
Payments for contract benefits or terminations	(439)	(2,627)	(5,927)	(3,602)	(11,129)
Transfers between sub-accounts (including fixed account), net	1	—	(55)	(2,187)	(1,772)
Increase (decrease) in net assets from contract transactions	(438)	(2,627)	(5,982)	(5,789)	(12,901)

Increase (decrease) in net assets	(2,618)	(14,790)	(78,124)	(36,606)	(79,029)
Net assets at beginning of period	270,415	81,984	303,562	175,516	412,140
Net assets at end of period	$267,797	$67,194	$225,438	$138,910	$333,111

Beginning units	6,187	2,170	9,979	5,444	35,651
Units issued	—	—	—	—	42
Units redeemed	(10)	(72)	(240)	(207)	(923)
Ending units	6,177	2,098	9,739	5,237	34,770

For the Year Ended December 31, 2021
From operations:
Dividends	$4,698	$536	$2,135	$229	$6,581
Mortality and expense risk and administrative charges	(3,662)	(1,188)	(3,855)	(2,655)	(6,262)
Net investment income (loss)	1,036	(652)	(1,720)	(2,426)	319
Net realized gain (loss)	16,021	10,327	19,533	22,280	12,259
Capital gain distribution from mutual funds	—	543	6,278	—	2,245
Change in unrealized appreciation (depreciation) of investments	36,667	9,065	40,206	8,261	20,580
Increase (decrease) in net assets from operations	53,724	19,283	64,297	28,115	35,403

From contract transactions:
Payments for contract benefits or terminations	(23,621)	(20,679)	(40,113)	(38,268)	(102,524)
Transfers between sub-accounts (including fixed account), net	2,490	1	123	(2,231)	9,287
Increase (decrease) in net assets from contract transactions	(21,131)	(20,678)	(39,990)	(40,499)	(93,237)

Increase (decrease) in net assets	32,593	(1,395)	24,307	(12,384)	(57,834)
Net assets at beginning of period	237,822	83,379	279,255	187,900	469,974
Net assets at end of period	$270,415	$81,984	$303,562	$175,516	$412,140

Beginning units	6,684	2,742	11,502	6,696	41,385
Units issued	58	—	—	—	500
Units redeemed	(555)	(572)	(1,523)	(1,252)	(6,234)
Ending units	6,187	2,170	9,979	5,444	35,651

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$1,379	$6,296	$1,263	$13,638	$4,224
Mortality and expense risk and administrative charges	(975)	(17,991)	(7,270)	(11,025)	(3,267)
Net investment income (loss)	404	(11,695)	(6,007)	2,613	957
Net realized gain (loss)	54	57,434	35,657	9,797	901
Capital gain distribution from mutual funds	4,925	60,331	24,929	24,159	8,444
Change in unrealized appreciation (depreciation) of investments	(18,782)	(558,641)	(256,065)	(101,686)	(27,177)
Increase (decrease) in net assets from operations	(13,399)	(452,571)	(201,486)	(65,117)	(16,875)

From contract transactions:
Payments received from contract owners	—	205	—	25	—
Payments for contract benefits or terminations	(84)	(124,479)	(110,279)	(201,168)	(3,226)
Transfers between sub-accounts (including fixed account), net	1	11,215	4	(7,439)	(139)
Increase (decrease) in net assets from contract transactions	(83)	(113,059)	(110,275)	(208,582)	(3,365)

Increase (decrease) in net assets	(13,482)	(565,630)	(311,761)	(273,699)	(20,240)
Net assets at beginning of period	82,322	1,682,662	742,514	979,700	260,816
Net assets at end of period	$68,840	$1,117,032	$430,753	$706,001	$240,576

Beginning units	3,596	34,795	14,402	41,673	8,623
Units issued	—	329	—	5	221
Units redeemed	(4)	(3,335)	(2,882)	(9,636)	(336)
Ending units	3,592	31,789	11,520	32,042	8,508

For the Year Ended December 31, 2021
From operations:
Dividends	$1,138	$1,141	$191	$17,928	$4,298
Mortality and expense risk and administrative charges	(1,078)	(23,043)	(9,313)	(13,704)	(4,152)
Net investment income (loss)	60	(21,902)	(9,122)	4,224	146
Net realized gain (loss)	215	230,164	36,637	49,710	17,093
Capital gain distribution from mutual funds	462	205,797	87,429	106,657	30,500
Change in unrealized appreciation (depreciation) of investments	5,510	(29,456)	43,117	45,999	14,135
Increase (decrease) in net assets from operations	6,247	384,603	158,061	206,590	61,874

From contract transactions:
Payments received from contract owners	—	230	—	50	—
Payments for contract benefits or terminations	(85)	(382,215)	(56,354)	(183,698)	(96,404)
Transfers between sub-accounts (including fixed account), net	—	(4,371)	(2)	(344)	2,496
Increase (decrease) in net assets from contract transactions	(85)	(386,356)	(56,356)	(183,992)	(93,908)

Increase (decrease) in net assets	6,162	(1,753)	101,705	22,598	(32,034)
Net assets at beginning of period	76,160	1,684,415	640,809	957,102	292,850
Net assets at end of period	$82,322	$1,682,662	$742,514	$979,700	$260,816

Beginning units	3,600	43,908	15,637	50,140	11,903
Units issued	—	67	—	77	87
Units redeemed	(4)	(9,180)	(1,235)	(8,544)	(3,367)
Ending units	3,596	34,795	14,402	41,673	8,623

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
For the Year Ended December 31, 2022
From operations:
Dividends	$53,283	$8,667	$1,112	$1,583	$28,134
Mortality and expense risk and administrative charges	(29,250)	(19,633)	(4,321)	(464)	(27,232)
Net investment income (loss)	24,033	(10,966)	(3,209)	1,119	902
Net realized gain (loss)	—	38,255	4,286	(421)	148,700
Capital gain distribution from mutual funds	—	104,496	24,476	—	15,557
Change in unrealized appreciation (depreciation) of investments	—	(575,592)	(125,862)	(5,662)	(613,316)
Increase (decrease) in net assets from operations	24,033	(443,807)	(100,309)	(4,964)	(448,157)

From contract transactions:
Payments received from contract owners	229	6,038	—	—	4,658
Payments for contract benefits or terminations	(295,160)	(109,436)	(3,037)	(13,531)	(186,653)
Transfers between sub-accounts (including fixed account), net	3,667,611	3,321	(288)	1	604
Increase (decrease) in net assets from contract transactions	3,372,680	(100,077)	(3,325)	(13,530)	(181,391)

Increase (decrease) in net assets	3,396,713	(543,884)	(103,634)	(18,494)	(629,548)
Net assets at beginning of period	749,354	1,777,639	392,700	47,936	2,382,932
Net assets at end of period	$4,146,067	$1,233,755	$289,066	$29,442	$1,753,384

Beginning units	79,923	43,548	10,646	4,294	74,584
Units issued	374,542	476	281	—	331
Units redeemed	(37,407)	(3,451)	(386)	(1,276)	(6,525)
Ending units	417,058	40,573	10,541	3,018	68,390

For the Year Ended December 31, 2021
From operations:
Dividends	$80	$—	$—	$2,577	$28,045
Mortality and expense risk and administrative charges	(11,109)	(24,053)	(6,546)	(706)	(32,588)
Net investment income (loss)	(11,029)	(24,053)	(6,546)	1,871	(4,543)
Net realized gain (loss)	—	264,694	115,410	(72)	340,382
Capital gain distribution from mutual funds	—	337,219	94,118	—	17,612
Change in unrealized appreciation (depreciation) of investments	—	(242,181)	(110,494)	(287)	200,139
Increase (decrease) in net assets from operations	(11,029)	335,679	92,488	1,512	553,590

From contract transactions:
Payments received from contract owners	—	6,150	—	—	4,733
Payments for contract benefits or terminations	(16,908)	(229,071)	(172,112)	(4,919)	(272,878)
Transfers between sub-accounts (including fixed account), net	(69,578)	196,851	(1)	—	(107,237)
Increase (decrease) in net assets from contract transactions	(86,486)	(26,070)	(172,113)	(4,919)	(375,382)

Increase (decrease) in net assets	(97,515)	309,609	(79,625)	(3,407)	178,208
Net assets at beginning of period	846,869	1,468,030	472,325	51,343	2,204,724
Net assets at end of period	$749,354	$1,777,639	$392,700	$47,936	$2,382,932

Beginning units	88,883	43,697	15,526	4,736	86,814
Units issued	173	9,919	—	—	2,751
Units redeemed	(9,133)	(10,068)	(4,880)	(442)	(14,981)
Ending units	79,923	43,548	10,646	4,294	74,584

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$1,755	$664	$—	$7,682	$6,800
Mortality and expense risk and administrative charges	(1,166)	(864)	(8,416)	(3,783)	(2,952)
Net investment income (loss)	589	(200)	(8,416)	3,899	3,848
Net realized gain (loss)	(1,871)	461	(25,832)	1,749	(6,210)
Capital gain distribution from mutual funds	4,942	567	195,829	22,198	—
Change in unrealized appreciation (depreciation) of investments	(17,155)	(21,160)	(509,484)	(108,909)	(22,108)
Increase (decrease) in net assets from operations	(13,495)	(20,332)	(347,903)	(81,063)	(24,470)

From contract transactions:
Payments for contract benefits or terminations	(17,118)	(802)	(23,665)	(15,771)	(29,894)
Transfers between sub-accounts (including fixed account), net	(1,122)	96	(6,271)	6,566	(4,159)
Contract maintenance charges	—	—	—	(65)	(44)
Increase (decrease) in net assets from contract transactions	(18,240)	(706)	(29,936)	(9,270)	(34,062)

Increase (decrease) in net assets	(31,735)	(21,038)	(377,839)	(90,333)	(58,532)
Net assets at beginning of period	105,192	79,503	1,046,796	362,098	248,161
Net assets at end of period	$73,457	$58,465	$668,957	$271,765	$189,629

Beginning units	8,592	4,887	21,567	10,765	15,019
Units issued	—	8	3,019	689	78
Units redeemed	(1,602)	(69)	(3,559)	(912)	(2,579)
Ending units	6,990	4,826	21,027	10,542	12,518

For the Year Ended December 31, 2021
From operations:
Dividends	$2,518	$397	$—	$3,615	$5,016
Mortality and expense risk and administrative charges	(2,161)	(1,155)	(12,087)	(5,379)	(3,813)
Net investment income (loss)	357	(758)	(12,087)	(1,764)	1,203
Net realized gain (loss)	6,203	17,099	938	6,599	4,563
Capital gain distribution from mutual funds	3,851	6,825	120,841	8,284	—
Change in unrealized appreciation (depreciation) of investments	(13,885)	(10,804)	(24,644)	(39,445)	4,188
Increase (decrease) in net assets from operations	(3,474)	12,362	85,048	(26,326)	9,954

From contract transactions:
Payments for contract benefits or terminations	(90,157)	(42,285)	(7,909)	(20,151)	(57,172)
Transfers between sub-accounts (including fixed account), net	(1)	7	(32,360)	(7,852)	(6,338)
Contract maintenance charges	—	—	—	(59)	(32)
Increase (decrease) in net assets from contract transactions	(90,158)	(42,278)	(40,269)	(28,062)	(63,542)

Increase (decrease) in net assets	(93,632)	(29,916)	44,779	(54,388)	(53,588)
Net assets at beginning of period	198,824	109,419	1,002,017	416,486	301,749
Net assets at end of period	$105,192	$79,503	$1,046,796	$362,098	$248,161

Beginning units	15,916	7,939	22,450	11,525	18,791
Units issued	—	1	—	53	829
Units redeemed	(7,324)	(3,053)	(883)	(813)	(4,601)
Ending units	8,592	4,887	21,567	10,765	15,019

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX	Invesco High Yield Fund Class A	Invesco V.I. American Franchise Fund Series I
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$33,947	$469	$14,771	$—
Mortality and expense risk and administrative charges	(481)	(14,801)	(265)	(2,300)	(132,754)
Net investment income (loss)	(481)	19,146	204	12,471	(132,754)
Net realized gain (loss)	(324)	18,409	—	(25,796)	721,985
Capital gain distribution from mutual funds	5,982	197,765	—	—	2,452,640
Change in unrealized appreciation (depreciation) of investments	(20,976)	(233,966)	—	(25,575)	(7,121,846)
Increase (decrease) in net assets from operations	(15,799)	1,354	204	(38,900)	(4,079,975)

From contract transactions:
Payments received from contract owners	—	—	—	—	(29,830)
Payments for contract benefits or terminations	(2,655)	(22,121)	—	(108,206)	(833,964)
Transfers between sub-accounts (including fixed account), net	(1)	3	(6)	240	(402,464)
Contract maintenance charges	—	—	—	—	(1,501)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	(2,062)
Increase (decrease) in net assets from contract transactions	(2,656)	(22,118)	(6)	(107,966)	(1,269,821)

Increase (decrease) in net assets	(18,455)	(20,764)	198	(146,866)	(5,349,796)
Net assets at beginning of period	49,205	2,004,450	34,505	366,782	13,286,886
Net assets at end of period	30,750	1,983,686	34,703	219,916	7,937,090

Beginning units	1,051	20,682	3,724	23,907	193,426
Units issued	—	—	—	—	16,904
Units redeemed	(65)	(226)	—	(7,890)	(41,581)
Ending units	986	20,456	3,724	16,017	168,749

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$28,585	$2	$18,446	$—
Mortality and expense risk and administrative charges	(641)	(14,914)	(267)	(3,018)	(186,583)
Net investment income (loss)	(641)	13,671	(265)	15,428	(186,583)
Net realized gain (loss)	389	92,954	—	5,294	1,093,363
Capital gain distribution from mutual funds	5,787	145,472	—	—	1,570,714
Change in unrealized appreciation (depreciation) of investments	3,212	276,321	—	(6,467)	(1,144,031)
Increase (decrease) in net assets from operations	8,747	528,418	(265)	14,255	1,333,463

From contract transactions:
Payments received from contract owners	—	—	—	—	29,570
Payments for contract benefits or terminations	(6,526)	(44,619)	—	(101,280)	(1,043,606)
Transfers between sub-accounts (including fixed account), net	(1)	(130,484)	8	(37)	(315,244)
Contract maintenance charges	—	—	—	—	(1,606)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—	144,385
Increase (decrease) in net assets from contract transactions	(6,527)	(175,103)	8	(101,317)	(1,186,501)

Increase (decrease) in net assets	2,220	353,315	(257)	(87,062)	146,962
Net assets at beginning of period	46,985	1,651,135	34,762	453,844	13,139,924
Net assets at end of period	49,205	2,004,450	34,505	366,782	13,286,886

Beginning units	1,207	22,542	3,724	30,578	213,221
Units issued	—	—	—	—	1,012
Units redeemed	(156)	(1,860)	—	(6,671)	(20,807)
Ending units	1,051	20,682	3,724	23,907	193,426

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. American Value Fund Series I	Invesco V.I. Capital Appreciation Fund Series I	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
For the Year Ended December 31, 2022
From operations:
Dividends	$15,341	$—	$22,063	$20,744	$866
Mortality and expense risk and administrative charges	(30,980)	(36,276)	(21,785)	(27,012)	(2,188)
Net investment income (loss)	(15,639)	(36,276)	278	(6,268)	(1,322)
Net realized gain (loss)	194,250	56,299	158,101	18,038	(329)
Capital gain distribution from mutual funds	374,218	878,192	42,053	352,532	94
Change in unrealized appreciation (depreciation) of investments	(688,540)	(1,940,622)	(230,136)	(951,970)	(25,856)
Increase (decrease) in net assets from operations	(135,711)	(1,042,407)	(29,704)	(587,668)	(27,413)

From contract transactions:
Payments received from contract owners	—	69	—	35	—
Payments for contract benefits or terminations	(262,625)	(131,570)	(253,757)	(225,400)	(1,551)
Transfers between sub-accounts (including fixed account), net	176,992	(484)	174,642	(19,852)	53
Contract maintenance charges	—	(769)	—	—	(87)
Increase (decrease) in net assets from contract transactions	(85,633)	(132,754)	(79,115)	(245,217)	(1,585)

Increase (decrease) in net assets	(221,344)	(1,175,161)	(108,819)	(832,885)	(28,998)
Net assets at beginning of period	2,262,917	3,327,148	1,467,086	2,892,880	174,454
Net assets at end of period	$2,041,573	$2,151,987	$1,358,267	$2,059,995	$145,456

Beginning units	66,388	66,424	56,534	94,355	10,489
Units issued	30,200	1,424	38,288	9,513	19
Units redeemed	(34,221)	(4,907)	(42,334)	(18,273)	(130)
Ending units	62,367	62,941	52,488	85,595	10,378

For the Year Ended December 31, 2021
From operations:
Dividends	$9,830	$—	$26,148	$17,759	$2,580
Mortality and expense risk and administrative charges	(33,133)	(44,977)	(20,749)	(32,051)	(2,582)
Net investment income (loss)	(23,303)	(44,977)	5,399	(14,292)	(2)
Net realized gain (loss)	(11,862)	174,490	39,053	70,271	6,282
Capital gain distribution from mutual funds	—	169,238	—	60,827	5,826
Change in unrealized appreciation (depreciation) of investments	572,197	291,280	353,017	505,155	(16,501)
Increase (decrease) in net assets from operations	537,032	590,031	397,469	621,961	(4,395)

From contract transactions:
Payments received from contract owners	—	100	—	—	—
Payments for contract benefits or terminations	(169,454)	(160,496)	(222,977)	(184,320)	(51,642)
Transfers between sub-accounts (including fixed account), net	(255,593)	(78,608)	(6,850)	(1,516)	4,273
Contract maintenance charges	—	(764)	—	—	(88)
Increase (decrease) in net assets from contract transactions	(425,047)	(239,768)	(229,827)	(185,836)	(47,457)

Increase (decrease) in net assets	111,985	350,263	167,642	436,125	(51,852)
Net assets at beginning of period	2,150,932	2,976,885	1,299,444	2,456,755	226,306
Net assets at end of period	$2,262,917	$3,327,148	$1,467,086	$2,892,880	$174,454

Beginning units	79,618	71,803	65,851	101,133	13,377
Units issued	143	606	99	5	1,160
Units redeemed	(13,373)	(5,985)	(9,416)	(6,783)	(4,048)
Ending units	66,388	66,424	56,534	94,355	10,489

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Global Core Equity Fund Series I	Invesco V.I. Global Strategic Income Fund Series I	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I
For the Year Ended December 31, 2022
From operations:
Dividends	$16,354	$2,005	$—	$8,122	$110,401
Mortality and expense risk and administrative charges	(11,396)	(8,393)	(1,826)	(6,680)	(101,118)
Net investment income (loss)	4,958	(6,388)	(1,826)	1,442	9,283
Net realized gain (loss)	33,337	9,001	(5,605)	(30,262)	138,674
Capital gain distribution from mutual funds	104,321	38,471	—	—	628,208
Change in unrealized appreciation (depreciation) of investments	(368,325)	(212,134)	(13,427)	(36,906)	(1,424,965)
Increase (decrease) in net assets from operations	(225,709)	(171,050)	(20,858)	(65,726)	(648,800)

From contract transactions:
Payments received from contract owners	—	—	—	—	(100,000)
Payments for contract benefits or terminations	(78,428)	(42,561)	(9,974)	(170,453)	(1,013,004)
Transfers between sub-accounts (including fixed account), net	(83)	109	(676)	(9,079)	140,879
Contract maintenance charges	—	—	(63)	—	—
Increase (decrease) in net assets from contract transactions	(78,511)	(42,452)	(10,713)	(179,532)	(972,125)

Increase (decrease) in net assets	(304,220)	(213,502)	(31,571)	(245,258)	(1,620,925)
Net assets at beginning of period	1,211,945	748,313	174,707	608,182	8,011,921
Net assets at end of period	$907,725	$534,811	$143,136	$362,924	$6,390,996

Beginning units	44,304	50,144	15,983	54,946	252,086
Units issued	2,304	334	801	2,432	38,710
Units redeemed	(5,499)	(3,960)	(1,813)	(20,343)	(73,347)
Ending units	41,109	46,518	14,971	37,035	217,449

For the Year Ended December 31, 2021
From operations:
Dividends	$15,781	$7,399	$8,649	$15,274	$121,921
Mortality and expense risk and administrative charges	(14,837)	(10,753)	(2,338)	(8,668)	(109,120)
Net investment income (loss)	944	(3,354)	6,311	6,606	12,801
Net realized gain (loss)	46,106	34,148	(6,392)	623	(76,788)
Capital gain distribution from mutual funds	83,341	123,891	—	—	—
Change in unrealized appreciation (depreciation) of investments	(72,472)	(51,704)	(9,243)	(30,789)	1,861,906
Increase (decrease) in net assets from operations	57,919	102,981	(9,324)	(23,560)	1,797,919

From contract transactions:
Payments received from contract owners	—	—	—	—	100,000
Payments for contract benefits or terminations	(84,296)	(79,066)	(34,306)	(56,293)	(743,626)
Transfers between sub-accounts (including fixed account), net	(15,316)	(271)	313	25,746	(15,811)
Contract maintenance charges	—	—	(58)	—	—
Adjustments to net assets allocated to contracts in payout period	—	—	—	(1,832)	—
Increase (decrease) in net assets from contract transactions	(99,612)	(79,337)	(34,051)	(32,379)	(659,437)

Increase (decrease) in net assets	(41,693)	23,644	(43,375)	(55,939)	1,138,482
Net assets at beginning of period	1,253,638	724,669	218,082	664,121	6,873,439
Net assets at end of period	$1,211,945	$748,313	$174,707	$608,182	$8,011,921

Beginning units	47,961	55,533	19,035	57,869	274,252
Units issued	15	19	204	2,286	3,972
Units redeemed	(3,672)	(5,408)	(3,256)	(5,209)	(26,138)
Ending units	44,304	50,144	15,983	54,946	252,086

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. High Yield Fund Series I	Invesco V.I. Main Street Fund Series I	Invesco V.I. Main Street Small Cap Fund Series I	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
For the Year Ended December 31, 2022
From operations:
Dividends	$9,619	$48,527	$5,060	$79	$73
Mortality and expense risk and administrative charges	(3,421)	(48,705)	(13,899)	(1,313)	(110)
Net investment income (loss)	6,198	(178)	(8,839)	(1,234)	(37)
Net realized gain (loss)	(16,421)	(13,178)	26,161	460	7
Capital gain distribution from mutual funds	—	1,250,800	109,792	17,245	931
Change in unrealized appreciation (depreciation) of investments	(22,716)	(2,123,724)	(321,495)	(36,087)	(2,916)
Increase (decrease) in net assets from operations	(32,939)	(886,280)	(194,381)	(19,616)	(2,015)

From contract transactions:
Payments received from contract owners	(20,000)	5,965	—	—	—
Payments for contract benefits or terminations	(48,350)	(396,293)	(114,797)	(2,145)	(66)
Transfers between sub-accounts (including fixed account), net	(3,694)	(726)	2,827	2	1
Contract maintenance charges	—	(1,030)	(255)	—	—
Increase (decrease) in net assets from contract transactions	(72,044)	(392,084)	(112,225)	(2,143)	(65)

Increase (decrease) in net assets	(104,983)	(1,278,364)	(306,606)	(21,759)	(2,080)
Net assets at beginning of period	298,265	4,283,777	1,196,828	113,782	9,751
Net assets at end of period	$193,282	$3,005,413	$890,222	$92,023	$7,671

Beginning units	20,751	107,602	17,541	3,738	541
Units issued	1,407	1,641	660	—	—
Units redeemed	(7,086)	(13,414)	(2,421)	(84)	(5)
Ending units	15,072	95,829	15,780	3,654	536

For the Year Ended December 31, 2021
From operations:
Dividends	$15,060	$28,117	$4,336	$331	$79
Mortality and expense risk and administrative charges	(4,314)	(57,776)	(16,845)	(1,706)	(367)
Net investment income (loss)	10,746	(29,659)	(12,509)	(1,375)	(288)
Net realized gain (loss)	(2,299)	217,477	25,264	17,065	11,316
Capital gain distribution from mutual funds	—	229,206	72,914	12,503	1,583
Change in unrealized appreciation (depreciation) of investments	369	500,899	125,557	(10,214)	(8,553)
Increase (decrease) in net assets from operations	8,816	917,923	211,226	17,979	4,058

From contract transactions:
Payments received from contract owners	20,000	6,615	207	—	—
Payments for contract benefits or terminations	(37,255)	(330,728)	(34,716)	(32,381)	(24,596)
Transfers between sub-accounts (including fixed account), net	4,504	(114,207)	(4,571)	—	1
Contract maintenance charges	—	(962)	(235)	—	—
Increase (decrease) in net assets from contract transactions	(12,751)	(439,282)	(39,315)	(32,381)	(24,595)

Increase (decrease) in net assets	(3,935)	478,641	171,911	(14,402)	(20,537)
Net assets at beginning of period	302,200	3,805,136	1,024,917	128,184	30,288
Net assets at end of period	$298,265	$4,283,777	$1,196,828	$113,782	$9,751

Beginning units	21,640	120,281	18,130	4,842	1,952
Units issued	1,698	1,322	9	—	—
Units redeemed	(2,587)	(14,001)	(598)	(1,104)	(1,411)
Ending units	20,751	107,602	17,541	3,738	541

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Overseas Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$4,562	$—	$46,709	$16,722	$121
Mortality and expense risk and administrative charges	(3,854)	(3,447)	(26,783)	(19,752)	(365)
Net investment income (loss)	708	(3,447)	19,926	(3,030)	(244)
Net realized gain (loss)	1,918	9,001	(47,604)	22,508	43
Capital gain distribution from mutual funds	—	44,417	12,211	251,328	5,640
Change in unrealized appreciation (depreciation) of investments	(35,980)	(150,577)	(340,214)	(440,763)	(11,972)
Increase (decrease) in net assets from operations	(33,354)	(100,606)	(355,681)	(169,957)	(6,533)

From contract transactions:
Payments received from contract owners	170	69	—	—	—
Payments for contract benefits or terminations	(32,809)	(14,832)	(443,772)	(169,817)	—
Transfers between sub-accounts (including fixed account), net	78	(6,121)	(30,233)	(10,349)	—
Contract maintenance charges	(147)	(267)	—	—	—
Increase (decrease) in net assets from contract transactions	(32,708)	(21,151)	(474,005)	(180,166)	—

Increase (decrease) in net assets	(66,062)	(121,757)	(829,686)	(350,123)	(6,533)
Net assets at beginning of period	328,266	331,239	2,863,545	1,963,968	31,972
Net assets at end of period	$262,204	$209,482	$2,033,859	$1,613,845	$25,439

Beginning units	16,308	11,539	128,465	31,562	861
Units issued	491	41	5,961	2,327	—
Units redeemed	(2,301)	(1,004)	(28,845)	(5,322)	—
Ending units	14,498	10,576	105,581	28,567	861

For the Year Ended December 31, 2021
From operations:
Dividends	$3,460	$50	$56,503	$16,642	$386
Mortality and expense risk and administrative charges	(4,768)	(4,355)	(34,864)	(21,404)	(806)
Net investment income (loss)	(1,308)	(4,305)	21,639	(4,762)	(420)
Net realized gain (loss)	16,705	4,831	18,305	10,144	17,891
Capital gain distribution from mutual funds	—	15,886	41,172	91,675	1,867
Change in unrealized appreciation (depreciation) of investments	22,962	35,281	(159,801)	350,101	(5,985)
Increase (decrease) in net assets from operations	38,359	51,693	(78,685)	447,158	13,353

From contract transactions:
Payments received from contract owners	170	100	—	—	—
Payments for contract benefits or terminations	(35,181)	(3,912)	(368,641)	(84,032)	(46,492)
Transfers between sub-accounts (including fixed account), net	(35,777)	512	63,503	(11,554)	—
Contract maintenance charges	(174)	(266)	—	—	—
Increase (decrease) in net assets from contract transactions	(70,962)	(3,566)	(305,138)	(95,586)	(46,492)

Increase (decrease) in net assets	(32,603)	48,127	(383,823)	351,572	(33,139)
Net assets at beginning of period	360,869	283,112	3,247,368	1,612,396	65,111
Net assets at end of period	$328,266	$331,239	$2,863,545	$1,963,968	$31,972

Beginning units	20,050	11,673	142,058	33,269	2,099
Units issued	301	29	2,872	1	—
Units redeemed	(4,043)	(163)	(16,465)	(1,708)	(1,238)
Ending units	16,308	11,539	128,465	31,562	861

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class
For the Year Ended December 31, 2022
From operations:
Dividends	$12,664	$—	$3,199	$—	$3,040
Mortality and expense risk and administrative charges	(26,785)	(19,798)	(6,607)	(1,158)	(8,909)
Net investment income (loss)	(14,121)	(19,798)	(3,408)	(1,158)	(5,869)
Net realized gain (loss)	212,177	32,426	6,355	(3,058)	10,818
Capital gain distribution from mutual funds	350,491	163,246	61,314	14,326	79,342
Change in unrealized appreciation (depreciation) of investments	(1,087,592)	(790,832)	(161,167)	(57,910)	(221,679)
Increase (decrease) in net assets from operations	(539,045)	(614,958)	(96,906)	(47,800)	(137,388)

From contract transactions:
Payments received from contract owners	—	3,253	720	—	938
Payments for contract benefits or terminations	(328,773)	(60,958)	(14,285)	(64,463)	(57,379)
Transfers between sub-accounts (including fixed account), net	(28,806)	(1,556)	(863)	—	(565)
Increase (decrease) in net assets from contract transactions	(357,579)	(59,261)	(14,428)	(64,463)	(57,006)

Increase (decrease) in net assets	(896,624)	(674,219)	(111,334)	(112,263)	(194,394)
Net assets at beginning of period	2,925,721	1,906,094	549,902	155,541	774,340
Net assets at end of period	$2,029,097	$1,231,875	$438,568	$43,278	$579,946

Beginning units	64,184	42,259	20,226	3,618	27,009
Units issued	3,849	209	55	—	39
Units redeemed	(12,647)	(2,029)	(693)	(2,165)	(2,286)
Ending units	55,386	40,439	19,588	1,453	24,762

For the Year Ended December 31, 2021
From operations:
Dividends	$19,500	$—	$3,208	$—	$4,674
Mortality and expense risk and administrative charges	(31,007)	(25,707)	(7,168)	(2,208)	(11,985)
Net investment income (loss)	(11,507)	(25,707)	(3,960)	(2,208)	(7,311)
Net realized gain (loss)	156,936	307,677	13,810	993	169,851
Capital gain distribution from mutual funds	116,210	250,755	16,130	25,448	48,964
Change in unrealized appreciation (depreciation) of investments	398,596	(159,179)	86,556	(23,561)	(28,391)
Increase (decrease) in net assets from operations	660,235	373,546	112,536	672	183,113

From contract transactions:
Payments received from contract owners	—	3,293	720	—	975
Payments for contract benefits or terminations	(208,088)	(368,829)	(16,838)	—	(350,011)
Transfers between sub-accounts (including fixed account), net	(17,691)	86,026	(1,326)	1	(770)
Increase (decrease) in net assets from contract transactions	(225,779)	(279,510)	(17,444)	1	(349,806)

Increase (decrease) in net assets	434,456	94,036	95,092	673	(166,693)
Net assets at beginning of period	2,491,265	1,812,058	454,810	154,868	941,033
Net assets at end of period	$2,925,721	$1,906,094	$549,902	$155,541	$774,340

Beginning units	69,877	48,999	20,919	3,618	40,404
Units issued	19	4,523	46	—	36
Units redeemed	(5,712)	(11,263)	(739)	—	(13,431)
Ending units	64,184	42,259	20,226	3,618	27,009
The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
For the Year Ended December 31, 2022
From operations:
Dividends	$8,836	$20,485	$5,600	$26,690	$2,950
Mortality and expense risk and administrative charges	(7,418)	(12,166)	(25,550)	(9,464)	(9,538)
Net investment income (loss)	1,418	8,319	(19,950)	17,226	(6,588)
Net realized gain (loss)	8,898	20,052	26,801	(36,050)	(230)
Capital gain distribution from mutual funds	44,197	32,470	196,825	11,917	71,261
Change in unrealized appreciation (depreciation) of investments	(121,064)	(63,979)	(599,907)	(112,232)	(289,749)
Increase (decrease) in net assets from operations	(66,551)	(3,138)	(396,231)	(119,139)	(225,306)

From contract transactions:
Payments received from contract owners	25	25	2,065	(20,000)	—
Payments for contract benefits or terminations	(79,644)	(76,635)	(210,413)	(56,854)	(8,411)
Transfers between sub-accounts (including fixed account), net	(4,848)	1	1,913	(3,321)	242
Contract maintenance charges	—	—	(221)	—	—
Increase (decrease) in net assets from contract transactions	(84,467)	(76,609)	(206,656)	(80,175)	(8,169)

Increase (decrease) in net assets	(151,018)	(79,747)	(602,887)	(199,314)	(233,475)
Net assets at beginning of period	640,166	923,248	2,184,128	776,766	868,045
Net assets at end of period	$489,148	$843,501	$1,581,241	$577,452	$634,570

Beginning units	30,363	24,300	81,995	67,121	59,486
Units issued	1	1	92	6,535	21
Units redeemed	(4,344)	(1,956)	(9,537)	(14,591)	(644)
Ending units	26,020	22,345	72,550	59,065	58,863

For the Year Ended December 31, 2021
From operations:
Dividends	$12,423	$15,325	$9,201	$30,727	$7,743
Mortality and expense risk and administrative charges	(10,111)	(12,543)	(30,049)	(10,829)	(12,958)
Net investment income (loss)	2,312	2,782	(20,848)	19,898	(5,215)
Net realized gain (loss)	114,827	66,703	91,751	1,050	30,425
Capital gain distribution from mutual funds	33,090	29,862	157,643	50,927	—
Change in unrealized appreciation (depreciation) of investments	(60,776)	6,730	218,485	(85,218)	(10,289)
Increase (decrease) in net assets from operations	89,453	106,077	447,031	(13,343)	14,921

From contract transactions:
Payments received from contract owners	50	50	6,311	20,000	—
Payments for contract benefits or terminations	(345,329)	(62,175)	(184,905)	(12,127)	(18,468)
Transfers between sub-accounts (including fixed account), net	4,411	(87,892)	(96,927)	19,717	(43,996)
Contract maintenance charges	—	—	(233)	—	—
Increase (decrease) in net assets from contract transactions	(340,868)	(150,017)	(275,754)	27,590	(62,464)

Increase (decrease) in net assets	(251,415)	(43,940)	171,277	14,247	(47,543)
Net assets at beginning of period	891,581	967,188	2,012,851	762,519	915,588
Net assets at end of period	$640,166	$923,248	$2,184,128	$776,766	$868,045

Beginning units	47,586	28,640	91,223	64,763	63,719
Units issued	218	2,155	2,502	3,406	4,000
Units redeemed	(17,441)	(6,495)	(11,730)	(1,048)	(8,233)
Ending units	30,363	24,300	81,995	67,121	59,486

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I	PIMCO Real Return Portfolio Administrative Class
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$3,619	$—	$10,371
Mortality and expense risk and administrative charges	(3,968)	(23,789)	(3,787)	(761)	(1,968)
Net investment income (loss)	(3,968)	(23,789)	(168)	(761)	8,403
Net realized gain (loss)	(10,687)	(724,314)	(32,580)	2,991	(1,915)
Capital gain distribution from mutual funds	48,178	825,672	63,325	9,704	—
Change in unrealized appreciation (depreciation) of investments	(96,294)	(2,137,707)	(125,852)	(33,882)	(26,979)
Increase (decrease) in net assets from operations	(62,771)	(2,060,138)	(95,275)	(21,948)	(20,491)

From contract transactions:
Payments received from contract owners	(30,000)	—	—	—	—
Payments for contract benefits or terminations	(3,064)	(166,233)	(64,829)	(8,035)	(12,622)
Transfers between sub-accounts (including fixed account), net	(985)	(483,671)	3,944	—	(147)
Increase (decrease) in net assets from contract transactions	(34,049)	(649,904)	(60,885)	(8,035)	(12,769)

Increase (decrease) in net assets	(96,820)	(2,710,042)	(156,160)	(29,983)	(33,260)
Net assets at beginning of period	349,014	3,829,016	358,159	77,752	164,060
Net assets at end of period	$252,194	$1,118,974	$201,999	$47,769	$130,800

Beginning units	31,420	52,408	7,756	2,432	6,798
Units issued	3,457	23,240	214	—	288
Units redeemed	(7,157)	(37,051)	(1,889)	(307)	(850)
Ending units	27,720	38,597	6,081	2,125	6,236

For the Year Ended December 31, 2021
From operations:
Dividends	$6,758	$—	$6,623	$—	$7,989
Mortality and expense risk and administrative charges	(4,923)	(61,809)	(4,843)	(1,137)	(2,176)
Net investment income (loss)	1,835	(61,809)	1,780	(1,137)	5,813
Net realized gain (loss)	383	253,582	18,273	8,171	358
Capital gain distribution from mutual funds	12,337	1,096,278	—	8,143	—
Change in unrealized appreciation (depreciation) of investments	7,117	(1,288,375)	92,261	(5,773)	420
Increase (decrease) in net assets from operations	21,672	(324)	112,314	9,404	6,591

From contract transactions:
Payments received from contract owners	30,000	—	—	—	—
Payments for contract benefits or terminations	(27,302)	(397,157)	(142,768)	(14,961)	(7,332)
Transfers between sub-accounts (including fixed account), net	181	(1,315)	(5,896)	—	5,001
Increase (decrease) in net assets from contract transactions	2,879	(398,472)	(148,664)	(14,961)	(2,331)

Increase (decrease) in net assets	24,551	(398,796)	(36,350)	(5,557)	4,260
Net assets at beginning of period	324,463	4,227,812	394,509	83,309	159,800
Net assets at end of period	$349,014	$3,829,016	$358,159	$77,752	$164,060

Beginning units	31,214	57,077	11,778	2,905	6,898
Units issued	2,681	138	41	—	214
Units redeemed	(2,475)	(4,807)	(4,063)	(473)	(314)
Ending units	31,420	52,408	7,756	2,432	6,798

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Short-Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I	PVC Core Plus Bond Account Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$339	$5,437	$1,149	$—	$32,848
Mortality and expense risk and administrative charges	(325)	(2,890)	(2,372)	(3,308)	(16,170)
Net investment income (loss)	14	2,547	(1,223)	(3,308)	16,678
Net realized gain (loss)	(258)	(18,549)	(2,271)	(1,097)	(32,534)
Capital gain distribution from mutual funds	50	—	27,698	47,477	12,422
Change in unrealized appreciation (depreciation) of investments	(326)	(24,287)	(66,568)	(147,092)	(205,741)
Increase (decrease) in net assets from operations	(520)	(40,289)	(42,364)	(104,020)	(209,175)

From contract transactions:
Payments for contract benefits or terminations	(13,704)	(83,368)	(4,999)	(3,654)	(262,164)
Transfers between sub-accounts (including fixed account), net	(1)	—	(2,628)	2,414	83
Increase (decrease) in net assets from contract transactions	(13,705)	(83,368)	(7,627)	(1,240)	(262,081)

Increase (decrease) in net assets	(14,225)	(123,657)	(49,991)	(105,260)	(471,256)
Net assets at beginning of period	29,513	281,522	209,688	326,662	1,455,361
Net assets at end of period	$15,288	$157,865	$159,697	$221,402	$984,105

Beginning units	2,370	12,845	4,848	7,869	133,207
Units issued	—	—	—	82	608
Units redeemed	(1,124)	(4,326)	(200)	(109)	(27,445)
Ending units	1,246	8,519	4,648	7,842	106,370

For the Year Ended December 31, 2021
From operations:
Dividends	$328	$5,318	$610	$—	$40,838
Mortality and expense risk and administrative charges	(402)	(3,945)	(2,593)	(4,934)	(21,836)
Net investment income (loss)	(74)	1,373	(1,983)	(4,934)	19,002
Net realized gain (loss)	4	(990)	(831)	21,717	5,890
Capital gain distribution from mutual funds	—	12,632	14,967	53,423	39,010
Change in unrealized appreciation (depreciation) of investments	(348)	(20,766)	31,969	(44,453)	(93,248)
Increase (decrease) in net assets from operations	(418)	(7,751)	44,122	25,753	(29,346)

From contract transactions:
Payments for contract benefits or terminations	(54)	(16,308)	(3,076)	(61,383)	(159,506)
Transfers between sub-accounts (including fixed account), net	—	9	(1,539)	(1,250)	303
Increase (decrease) in net assets from contract transactions	(54)	(16,299)	(4,615)	(62,633)	(159,203)

Increase (decrease) in net assets	(472)	(24,050)	39,507	(36,880)	(188,549)
Net assets at beginning of period	29,985	305,572	170,181	363,542	1,643,910
Net assets at end of period	$29,513	$281,522	$209,688	$326,662	$1,455,361

Beginning units	2,375	13,581	4,968	9,338	147,705
Units issued	—	—	—	—	3,828
Units redeemed	(5)	(736)	(120)	(1,469)	(18,326)
Ending units	2,370	12,845	4,848	7,869	133,207

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Diversified International Account Class 1	PVC Equity Income Account Class 1	PVC Government & High Quality Bond Account Class 1	PVC Large Cap Growth Account I Class 1	PVC Principal Capital Appreciation Account Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$27,373	$50,100	$8,149	$—	$73,817
Mortality and expense risk and administrative charges	(15,643)	(37,814)	(8,622)	(124,398)	(135,438)
Net investment income (loss)	11,730	12,286	(473)	(124,398)	(61,621)
Net realized gain (loss)	63,719	214,861	(23,325)	76,328	612,492
Capital gain distribution from mutual funds	97,243	290,167	—	1,022,243	1,102,078
Change in unrealized appreciation (depreciation) of investments	(478,075)	(885,974)	(66,038)	(5,264,254)	(3,771,319)
Increase (decrease) in net assets from operations	(305,383)	(368,660)	(89,836)	(4,290,081)	(2,118,370)

From contract transactions:
Payments received from contract owners	—	3,600	—	275	—
Payments for contract benefits or terminations	(227,905)	(426,595)	(94,477)	(1,041,804)	(1,627,314)
Transfers between sub-accounts (including fixed account), net	118	(13)	(8)	1,698	(19,814)
Increase (decrease) in net assets from contract transactions	(227,787)	(423,008)	(94,485)	(1,039,831)	(1,647,128)

Increase (decrease) in net assets	(533,170)	(791,668)	(184,321)	(5,329,912)	(3,765,498)
Net assets at beginning of period	1,517,847	3,199,875	730,765	12,647,036	12,282,474
Net assets at end of period	$984,677	$2,408,207	$546,444	$7,317,124	$8,516,976

Beginning units	379,999	126,735	234,917	685,657	832,854
Units issued	465	107	1,086	1,540	2,340
Units redeemed	(45,492)	(19,586)	(36,124)	(76,233)	(127,659)
Ending units	334,972	107,256	199,879	610,964	707,535

For the Year Ended December 31, 2021
From operations:
Dividends	$19,898	$59,253	$17,530	$—	$95,638
Mortality and expense risk and administrative charges	(21,650)	(42,204)	(10,817)	(169,187)	(158,962)
Net investment income (loss)	(1,752)	17,049	6,713	(169,187)	(63,324)
Net realized gain (loss)	57,164	107,068	(5,468)	292,349	484,678
Capital gain distribution from mutual funds	7,300	1,711	—	1,425,861	432,161
Change in unrealized appreciation (depreciation) of investments	58,125	438,556	(22,156)	651,685	1,777,192
Increase (decrease) in net assets from operations	120,837	564,384	(20,911)	2,200,708	2,630,707

From contract transactions:
Payments received from contract owners	—	3,600	—	—	—
Payments for contract benefits or terminations	(110,167)	(172,232)	(50,080)	(558,316)	(1,056,886)
Transfers between sub-accounts (including fixed account), net	9,900	1,495	(205)	(66,570)	80,721
Increase (decrease) in net assets from contract transactions	(100,267)	(167,137)	(50,285)	(624,886)	(976,165)

Increase (decrease) in net assets	20,570	397,247	(71,196)	1,575,822	1,654,542
Net assets at beginning of period	1,497,277	2,802,628	801,961	11,071,214	10,627,932
Net assets at end of period	$1,517,847	$3,199,875	$730,765	$12,647,036	$12,282,474

Beginning units	406,300	145,411	250,526	721,468	875,493
Units issued	5,009	1,199	6,821	7,376	12,479
Units redeemed	(31,310)	(19,875)	(22,430)	(43,187)	(55,118)
Ending units	379,999	126,735	234,917	685,657	832,854

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM Balanced Portfolio Class 1	PVC SAM Conservative Balanced Portfolio Class 1	PVC SAM Conservative Growth Portfolio Class 1	PVC SAM Flexible Income Portfolio Class 1	PVC SAM Strategic Growth Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$237,541	$7,585	$286,615	$35,961	$110,956
Mortality and expense risk and administrative charges	(150,931)	(5,320)	(194,984)	(17,058)	(74,569)
Net investment income (loss)	86,610	2,265	91,631	18,903	36,387
Net realized gain (loss)	(6,946)	(2,883)	213,925	(90,976)	125,849
Capital gain distribution from mutual funds	1,317,788	28,840	1,473,920	97,392	541,255
Change in unrealized appreciation (depreciation) of investments	(3,641,924)	(104,100)	(4,937,141)	(238,773)	(1,998,376)
Increase (decrease) in net assets from operations	(2,244,472)	(75,878)	(3,157,665)	(213,454)	(1,294,885)

From contract transactions:
Payments received from contract owners	—	—	600	—	—
Payments for contract benefits or terminations	(2,844,698)	(141,724)	(1,334,828)	(334,824)	(770,790)
Transfers between sub-accounts (including fixed account), net	(9,734)	8	(28,917)	5,101	(13,938)
Increase (decrease) in net assets from contract transactions	(2,854,432)	(141,716)	(1,363,145)	(329,723)	(784,728)

Increase (decrease) in net assets	(5,098,904)	(217,594)	(4,520,810)	(543,177)	(2,079,613)
Net assets at beginning of period	14,268,453	505,300	16,948,988	1,464,250	6,863,122
Net assets at end of period	$9,169,549	$287,706	$12,428,178	$921,073	$4,783,509

Beginning units	1,379,571	36,265	1,650,343	159,464	406,153
Units issued	2,275	—	1,938	98	38
Units redeemed	(333,383)	(11,222)	(102,344)	(28,388)	(35,303)
Ending units	1,048,463	25,043	1,549,937	131,174	370,888

For the Year Ended December 31, 2021
From operations:
Dividends	$233,227	$9,236	$196,157	$34,798	$62,737
Mortality and expense risk and administrative charges	(210,964)	(6,913)	(232,439)	(21,838)	(93,120)
Net investment income (loss)	22,263	2,323	(36,282)	12,960	(30,383)
Net realized gain (loss)	198,143	780	542,658	1,969	172,731
Capital gain distribution from mutual funds	314,451	6,509	323,635	22,663	141,850
Change in unrealized appreciation (depreciation) of investments	1,207,292	28,660	1,625,774	46,470	817,649
Increase (decrease) in net assets from operations	1,742,149	38,272	2,455,785	84,062	1,101,847

From contract transactions:
Payments received from contract owners	—	—	600	—	—
Payments for contract benefits or terminations	(2,279,080)	(11,681)	(1,223,837)	(318,567)	(456,006)
Transfers between sub-accounts (including fixed account), net	(58,379)	12,006	2,627	12,514	5,604
Increase (decrease) in net assets from contract transactions	(2,337,459)	325	(1,220,610)	(306,053)	(450,402)

Increase (decrease) in net assets	(595,310)	38,597	1,235,175	(221,991)	651,445
Net assets at beginning of period	14,863,763	466,703	15,713,813	1,686,241	6,211,677
Net assets at end of period	$14,268,453	$505,300	$16,948,988	$1,464,250	$6,863,122

Beginning units	1,553,539	36,238	1,717,351	186,291	426,271
Units issued	165	832	819	878	113
Units redeemed	(174,133)	(805)	(67,827)	(27,705)	(20,231)
Ending units	1,379,571	36,265	1,650,343	159,464	406,153

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Short-Term Income Account Class 1	PVC SmallCap Account Class 1	Putnam VT Focused International Equity Fund Class IB	Putnam VT International Value Fund Class IB	Putnam VT Large Cap Value Fund Class IB
For the Year Ended December 31, 2022
From operations:
Dividends	$3,684	$1,759	$1,880	$931	$6,386
Mortality and expense risk and administrative charges	(4,415)	(42,313)	(1,381)	(622)	(5,356)
Net investment income (loss)	(731)	(40,554)	499	309	1,030
Net realized gain (loss)	(1,350)	8,113	7,673	493	6,982
Capital gain distribution from mutual funds	457	519,524	42,671	1,623	37,000
Change in unrealized appreciation (depreciation) of investments	(14,355)	(1,288,317)	(77,444)	(6,636)	(69,505)
Increase (decrease) in net assets from operations	(15,979)	(801,234)	(26,601)	(4,211)	(24,493)

From contract transactions:
Payments received from contract owners	275	—	—	—	—
Payments for contract benefits or terminations	(32,219)	(309,744)	(14,982)	(2,560)	(79,555)
Transfers between sub-accounts (including fixed account), net	(9)	(4,745)	(1,567)	(1)	(32)
Contract maintenance charges	—	—	(26)	—	—
Increase (decrease) in net assets from contract transactions	(31,953)	(314,489)	(16,575)	(2,561)	(79,587)

Increase (decrease) in net assets	(47,932)	(1,115,723)	(43,176)	(6,772)	(104,080)
Net assets at beginning of period	348,940	3,751,323	146,471	52,700	458,896
Net assets at end of period	$301,008	$2,635,600	$103,295	$45,928	$354,816

Beginning units	165,253	484,036	7,190	3,074	15,532
Units issued	909	1,577	7	—	—
Units redeemed	(13,272)	(46,354)	(1,127)	(161)	(2,966)
Ending units	152,890	439,259	6,070	2,913	12,566

For the Year Ended December 31, 2021
From operations:
Dividends	$5,561	$11,560	$1,099	$1,165	$5,146
Mortality and expense risk and administrative charges	(5,213)	(53,080)	(1,870)	(781)	(5,824)
Net investment income (loss)	348	(41,520)	(771)	384	(678)
Net realized gain (loss)	396	78,975	5,328	2,133	3,655
Capital gain distribution from mutual funds	1,658	113,753	3,768	734	16,020
Change in unrealized appreciation (depreciation) of investments	(10,200)	467,208	7,299	3,944	76,440
Increase (decrease) in net assets from operations	(7,798)	618,416	15,624	7,195	95,437

From contract transactions:
Payments for contract benefits or terminations	(37,787)	(200,735)	(2,424)	(8,360)	(15,223)
Transfers between sub-accounts (including fixed account), net	(2)	(45,352)	(12,690)	(1)	(2)
Contract maintenance charges	—	—	(24)	—	—
Increase (decrease) in net assets from contract transactions	(37,789)	(246,087)	(15,138)	(8,361)	(15,225)

Increase (decrease) in net assets	(45,587)	372,329	486	(1,166)	80,212
Net assets at beginning of period	394,527	3,378,994	145,985	53,866	378,684
Net assets at end of period	$348,940	$3,751,323	$146,471	$52,700	$458,896

Beginning units	184,677	521,685	7,880	3,563	16,098
Units issued	741	582	—	—	—
Units redeemed	(20,165)	(38,231)	(690)	(489)	(566)
Ending units	165,253	484,036	7,190	3,074	15,532

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Royce Small-Cap Portfolio Investment Class	VALIC Company I Blue Chip Growth Fund	VALIC Company I Core Bond Fund	VALIC Company I Government Money Market I Fund		VALIC Company I Government Securities Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$2,295		$4,102 $	8,466
Mortality and expense risk and administrative charges	—	(217)	(2,548)		(26,870)	(5,943)
Net investment income (loss)	—	(217)	(253)		(22,768)	2,523
Net realized gain (loss)	—	(1)	(3,881)		(3)	(6,794)
Capital gain distribution from mutual funds	—	9,774	1,943		—	—
Change in unrealized appreciation (depreciation) of investments	—	(38,583)	(29,619)		3	(53,430)
Increase (decrease) in net assets from operations	—	(29,027)	(31,810)		(22,768)	(57,701)

From contract transactions:
Payments received from contract owners	—	—	170		559	—
Payments for contract benefits or terminations	—	—	(5,340)		(290,109)	(45,068)
Transfers between sub-accounts (including fixed account), net	—	3	(13,245)		(3,713,152)	(4,215)
Contract maintenance charges	—	—	—		(237)	(185)
Increase (decrease) in net assets from contract transactions	—	3	(18,415)		(4,002,939)	(49,468)

Increase (decrease) in net assets	—	(29,024)	(50,225)		(4,025,707)	(107,169)
Net assets at beginning of period	—	74,312	205,720		4,025,707	484,843
Net assets at end of period	$—	$45,288	$155,495	$	— $	377,674

Beginning units	—	1,029	7,650		378,057	25,854
Units issued	—	—	88		5,946	7
Units redeemed	—	—	(903)		(384,003)	(2,832)
Ending units	—	1,029	6,835		—	23,029

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$—	$—		$423 $	12,735
Mortality and expense risk and administrative charges	(43)	(283)	(1,926)		(54,261)	(7,889)
Net investment income (loss)	(43)	(283)	(1,926)		(53,838)	4,846
Net realized gain (loss)	(10,499)	100	493		(1)	3,010
Capital gain distribution from mutual funds	—	6,068	—		—	—
Change in unrealized appreciation (depreciation) of investments	15,758	4,319	2,473		—	(30,467)
Increase (decrease) in net assets from operations	5,216	10,204	1,040		(53,839)	(22,611)

From contract transactions:
Payments received from contract owners	—	—	51		850	—
Payments for contract benefits or terminations	(120,272)	—	(23,533)		(878,387)	(228,039)
Transfers between sub-accounts (including fixed account), net	470	—	228,162		474,471	(5,609)
Contract maintenance charges	—	—	—		(416)	(186)
Increase (decrease) in net assets from contract transactions	(119,802)	—	204,680		(403,482)	(233,834)

Increase (decrease) in net assets	(114,586)	10,204	205,720		(457,321)	(256,445)
Net assets at beginning of period	114,586	64,108	—		4,483,028	741,288
Net assets at end of period	$—	$74,312	$205,720		$4,025,707	$484,843

Beginning units	3,927	1,029	—		415,299	37,439
Units issued	—	—	8,862		50,058	446
Units redeemed	(3,927)	—	(1,212)		(87,300)	(12,031)
Ending units	—	1,029	7,650		378,057	25,854

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Health Sciences Fund	VALIC Company I High Yield Bond Fund	VALIC Company I International Equities Index Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$1,940	$16,832	$11,301	$6,185
Mortality and expense risk and administrative charges	—	(806)	(7,497)	(9,751)	(27,301)
Net investment income (loss)	—	1,134	9,335	1,550	(21,116)
Net realized gain (loss)	—	383	4,031	6,116	(8,620)
Capital gain distribution from mutual funds	—	—	—	71,834	144,406
Change in unrealized appreciation (depreciation) of investments	—	(8,854)	(115,414)	(220,119)	(330,117)
Increase (decrease) in net assets from operations	—	(7,337)	(102,048)	(140,619)	(215,447)

From contract transactions:
Payments received from contract owners	—	—	—	35	5,625
Payments for contract benefits or terminations	—	(7,537)	(23,839)	(15,345)	(249,473)
Transfers between sub-accounts (including fixed account), net	—	(101)	255	(255)	(154)
Contract maintenance charges	—	(51)	(101)	—	(258)
Increase (decrease) in net assets from contract transactions	—	(7,689)	(23,685)	(15,565)	(244,260)

Increase (decrease) in net assets	—	(15,026)	(125,733)	(156,184)	(459,707)
Net assets at beginning of period	—	62,187	651,806	985,425	2,168,140
Net assets at end of period	$—	$47,161	$526,073	$829,241	$1,708,433

Beginning units	—	2,190	40,739	16,406	47,963
Units issued	—	—	48	92	158
Units redeemed	—	(307)	(1,527)	(356)	(6,222)
Ending units	—	1,883	39,260	16,142	41,899

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$2,689	$8,626	$11,053	$13,773
Mortality and expense risk and administrative charges	(192)	(928)	(9,087)	(12,169)	(29,203)
Net investment income (loss)	(192)	1,761	(461)	(1,116)	(15,430)
Net realized gain (loss)	(31,174)	109	22,928	63,553	(36,334)
Capital gain distribution from mutual funds	80,556	—	2,767	30,289	10,213
Change in unrealized appreciation (depreciation) of investments	(49,690)	54	34,797	122,638	543,050
Increase (decrease) in net assets from operations	(500)	1,924	60,031	215,364	501,499

From contract transactions:
Payments received from contract owners	—	—	—	—	(39,500)
Payments for contract benefits or terminations	—	(1,398)	(75,794)	(185,928)	(299,274)
Transfers between sub-accounts (including fixed account), net	(161,623)	(6,921)	(10,038)	(2,459)	(121,297)
Contract maintenance charges	—	(36)	(93)	—	(240)
Increase (decrease) in net assets from contract transactions	(161,623)	(8,355)	(85,925)	(188,387)	(460,311)

Increase (decrease) in net assets	(162,123)	(6,431)	(25,894)	26,977	41,188
Net assets at beginning of period	162,123	68,618	677,700	958,448	2,126,952
Net assets at end of period	$—	$62,187	$651,806	$985,425	$2,168,140

Beginning units	1,656	2,484	46,054	20,923	59,211
Units issued	—	31	143	—	212
Units redeemed	(1,656)	(325)	(5,458)	(4,517)	(11,460)
Ending units	—	2,190	40,739	16,406	47,963

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company I Systematic Core Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$435	$—	$1,009	$218,568	$6,255
Mortality and expense risk and administrative charges	(2,426)	(2,150)	(1,660)	(185,890)	(38,103)
Net investment income (loss)	(1,991)	(2,150)	(651)	32,678	(31,848)
Net realized gain (loss)	1,610	24,958	(3,039)	1,062,581	173,595
Capital gain distribution from mutual funds	17,908	62,635	13,840	1,502,041	14,054
Change in unrealized appreciation (depreciation) of investments	(93,338)	(223,598)	(44,814)	(6,524,485)	(785,290)
Increase (decrease) in net assets from operations	(75,811)	(138,155)	(34,664)	(3,927,185)	(629,489)

From contract transactions:
Payments received from contract owners	—	—	—	2,475	—
Payments for contract benefits or terminations	(467)	(88,296)	(24,742)	(1,629,602)	(256,855)
Transfers between sub-accounts (including fixed account), net	25	6,422	7	(17,492)	(3,526)
Contract maintenance charges	—	(45)	—	(1,144)	(700)
Adjustments to net assets allocated to contracts in payout period	—	—	—	90,004	—
Increase (decrease) in net assets from contract transactions	(442)	(81,919)	(24,735)	(1,555,759)	(261,081)

Increase (decrease) in net assets	(76,253)	(220,074)	(59,399)	(5,482,944)	(890,570)
Net assets at beginning of period	225,004	406,948	157,512	20,942,666	3,256,194
Net assets at end of period	$148,751	$186,874	$98,113	$15,459,722	$2,365,624

Beginning units	3,315	23,078	4,162	217,777	65,857
Units issued	—	76	—	1,909	33
Units redeemed	(12)	(3,228)	(751)	(22,490)	(6,159)
Ending units	3,303	19,926	3,411	197,196	59,731

For the Year Ended December 31, 2021
From operations:
Dividends	$591	$126	$1,321	$315,842	$20,000
Mortality and expense risk and administrative charges	(2,791)	(4,254)	(2,305)	(224,582)	(45,803)
Net investment income (loss)	(2,200)	(4,128)	(984)	91,260	(25,803)
Net realized gain (loss)	2,069	32,734	5,785	1,646,646	394,198
Capital gain distribution from mutual funds	14,582	30,491	7,483	982,994	298,065
Change in unrealized appreciation (depreciation) of investments	30,836	(26,859)	7,457	2,229,638	39,434
Increase (decrease) in net assets from operations	45,287	32,238	19,741	4,950,538	705,894

From contract transactions:
Payments received from contract owners	—	—	—	3,001	—
Payments for contract benefits or terminations	(428)	(65,535)	(14,366)	(2,453,921)	(492,291)
Transfers between sub-accounts (including fixed account), net	(16)	163,040	1,203	(88,042)	(54,794)
Contract maintenance charges	—	(46)	—	(1,029)	(629)
Adjustments to net assets allocated to contracts in payout period	—	—	—	(849,010)	—
Increase (decrease) in net assets from contract transactions	(444)	97,459	(13,163)	(3,389,001)	(547,714)

Increase (decrease) in net assets	44,843	129,697	6,578	1,561,537	158,180
Net assets at beginning of period	180,161	277,251	150,934	19,381,129	3,098,014
Net assets at end of period	$225,004	$406,948	$157,512	$20,942,666	$3,256,194

Beginning units	3,328	8,603	4,466	249,914	77,671
Units issued	—	16,190	34	503	179
Units redeemed	(13)	(1,715)	(338)	(32,640)	(11,993)
Ending units	3,315	23,078	4,162	217,777	65,857

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VALIC Company II Strategic Bond Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$—
Mortality and expense risk and administrative charges	—
Net investment income (loss)	—
Net realized gain (loss)	—
Capital gain distribution from mutual funds	—
Change in unrealized appreciation (depreciation) of investments	—
Increase (decrease) in net assets from operations	—

From contract transactions:
Payments received from contract owners	—
Payments for contract benefits or terminations	—
Transfers between sub-accounts (including fixed account), net	—
Contract maintenance charges	—
Increase (decrease) in net assets from contract transactions	—

Increase (decrease) in net assets	—
Net assets at beginning of period	—
Net assets at end of period	$—

Beginning units	—
Units issued	—
Units redeemed	—
Ending units	—

For the Year Ended December 31, 2021
From operations:
Dividends	$13,044
Mortality and expense risk and administrative charges	(1,294)
Net investment income (loss)	11,750
Net realized gain (loss)	(2,707)
Capital gain distribution from mutual funds	1,327
Change in unrealized appreciation (depreciation) of investments	(12,137)
Increase (decrease) in net assets from operations	(1,767)

From contract transactions:
Payments received from contract owners	85
Payments for contract benefits or terminations	(7,884)
Transfers between sub-accounts (including fixed account), net	(230,124)
Contract maintenance charges	(18)
Increase (decrease) in net assets from contract transactions	(237,941)

Increase (decrease) in net assets	(239,708)
Net assets at beginning of period	239,708

Beginning units	8,882
Units issued	135
Units redeemed	(9,017)
Ending units	—

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. Organization

Separate Account D (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company, a wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which American International Group, Inc. (“AIG Parent”) sold 80,000,000 shares of Corebridge Parent common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge Parent. AIG Parent is a publicly traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG Parent and its consolidated subsidiaries, unless the context refers to AIG Parent only.

The Separate Account includes the following products, which are no longer available for sale:

Chairman Variable Annuity	Select Reserve

Elite Plus Bonus Variable Annuity	The One Multi Manager Variable Annuity

GENERATIONS™	VAriety Plus®

Individual Variable Annuity Contract (AGVH)	WM Advantage

Individual Variable Annuity Contract (AGVU)	WM Strategic Asset Manager

Individual Variable Annuity Contract (Franklin)	Other Separate Account D contracts

Platinum Investor®

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub- account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open- ended management investment companies and the names below them are the names of the sub-accounts/ corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2022 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Value Fund Class I

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Templeton Developing Markets VIP Fund Class 2

25

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco Funds
Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX
Invesco Corporate Bond Fund Class A(b)	Invesco High Yield Fund Class A

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Core Equity Fund Series I
Invesco V.I. American Value Fund Series I	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Capital Appreciation Fund Series I	Invesco V.I. Government Securities Fund Series I
Invesco V.I. Comstock Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. High Yield Fund Series I
Invesco V.I. Core Plus Bond Fund Series I	Invesco V.I. Main Street Fund Series I
Invesco V.I. EQV International Equity Fund Series I(g)	Invesco V.I. Main Street Small Cap Fund Series I

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares
Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares

JPMorgan Insurance Trust (JPMorgan)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Morgan Stanley VIF Global Strategist Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO Real Return Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class

Pioneer Variable Contracts Trust (Pioneer)
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I

Principal Variable Contracts Funds, Inc. (PVC)
PVC Core Plus Bond Account Class 1	PVC SAM Conservative Balanced Portfolio Class 1
PVC Diversified International Account Class 1	PVC SAM Conservative Growth Portfolio Class 1
PVC Equity Income Account Class 1	PVC SAM Flexible Income Portfolio Class 1
PVC Government & High Quality Bond Account Class 1	PVC SAM Strategic Growth Portfolio Class 1
PVC Large Cap Growth Account I Class 1	PVC Short-Term Income Account Class 1

26

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Principal Variable Contracts Funds, Inc. (PVC)
PVC Principal Capital Appreciation Account Class 1	PVC SmallCap Account Class 1
PVC SAM Balanced Portfolio Class 1

Putnam Variable Trust (Putnam VT)
Putnam VT Focused International Equity Fund Class IB	Putnam VT Large Cap Value Fund Class IB
Putnam VT International Value Fund Class IB

Royce Capital Fund (Royce)
Royce Small-Cap Portfolio Investment Class(b)

VALIC Company I(a)
VALIC Company I Asset Allocation Fund(b)	VALIC Company I International Equities Index Fund
VALIC Company I Blue Chip Growth Fund	VALIC Company I International Socially Responsible Fund(b)
VALIC Company I Capital Conservation Fund(b)(c)	VALIC Company I Mid Cap Index Fund
VALIC Company I Core Bond Fund(c)	VALIC Company I Mid Cap Value Fund(d)
VALIC Company I Dividend Value Fund(b)	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Government Money Market I Fund(h)	VALIC Company I Science & Technology Fund
VALIC Company I Government Securities Fund	VALIC Company I Small Cap Index Fund
VALIC Company I Health Sciences Fund(e)	VALIC Company I Stock Index Fund
VALIC Company I High Yield Bond Fund(f)	VALIC Company I Systematic Core Fund

VALIC Company II
VALIC Company II Strategic Bond Fund(c)

(a)

VALIC Company I is an affiliated investment Company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of AGL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I. SunAmerica Asset Management, LLC., an affiliate of AGL, serves as the administrator to each series of VALIC Company I and as the investment sub-advisor to certain series of VALIC Company I.

(b)	Fund had no activity during the current year.

(c)

The VALIC Company I Capital Conservation Fund and the VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(d)

The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(e)	The VALIC Company I Health Sciences Fund, in operation for the period January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Science & Technology Fund.

(f)

The VALIC Company II High Yield Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I High Yield Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31,2022.

(g)	Formerly Invesco V.I. International Growth Fund.

(h)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to July 22, 2022 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

We are continually assessing the impact on our business, operations and investments and separate account assets of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S.

27

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis.

Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate between 3.00 percent and 5.00 percent is used in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are

28

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2022 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2022, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses AGL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*	Annual Maintenance Charge*
Chairman Variable Annuity	1.40%	N/A

Elite Plus Bonus Variable Annuity**	1.40%	$30
GENERATIONS™	1.40%	$30
Individual Variable Annuity Contract(AGVH)	1.25%	$30
Individual Variable Annuity Contract(AGVU)	1.25%	$30
Platinum Investor®	1.35%	N/A
The One Multi Manager Variable Annuity	1.15%	N/A
Select Reserve	0.40%	N/A
VAriety Plus®	1.55%	$36
WM Advantage	1.40%	N/A
WM Strategic Asset Manager	1.40%	$35
Other Separate Account D contracts	1.0017%	N/A

*

An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. The annual maintenance charge is paid by redemption of units outstanding.

**	Elite Plus Bonus Variable Annuity has an additional 0.05% optional death benefit charge and 0.10% optional annual benefit step-up charge.

29

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the Individual Variable Annuity Contract (Franklin), expense charges for each subaccount are as follows:

Sub-accounts	Separate Account Annual Charges*	Investment Management Charge*
Fidelity VIP Government Money Market Portfolio Initial Class	1.06%	0.23%
VALIC Company I Stock Index Fund (Sub-account A & B)	1.00%	0.29%

*	Total annual Separate Account expenses are capped at 1.44 percent.

Contract Fees, Sales and Administrative Charges: Each year AGL charges an annual contract fee against each contract owner’s account for administrative expenses. These charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

AGL may deduct a sales charge to cover sales expenses, including commissions under the Individual Variable Annuity Contracts (AGVH & AGVU). The sales charge is deducted from the payments received from contract owners.

Certain purchase payments for the Other Separate Account D Contracts are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets. For these contracts, deductions for sales and administrative charges is up to 6 percent from each group (group contracts are no longer offered) and 8.75 percent from each individual variable annuity contract.

Contract Maintenance Charge for the Elite Plus Bonus Variable Annuity and The One Multi Manager Variable Annuity: During the accumulation phase, an annual contract maintenance charge is assessed by AGL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by AGL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Elite Plus Bonus Variable Annuity product, an annual account maintenance charge of $30 is assessed by AGL on the contract anniversary, unless on contract anniversary the contract value equals or exceeds $40,000, in which case, no account maintenance charge is assessed against the contract.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

For the Variable Annuity Contracts, a minimum withdrawal charge of $5 to a maximum of $5 plus 2 percent may be charge for each withdrawal made before the contract owner reaches the age of 59 1⁄2.

For the Chairman Variable Annuity, the maximum withdrawal charge is 6 percent of purchase payments withdrawn during the first two years after receipt. The percentage declines ratably until elimination after the seventh year.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

30

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Century VP Value Fund Class I	$26,551	$4,004
BNY Mellon IP MidCap Stock Portfolio Initial Shares	17,459	3,572
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	19,141	9,341
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	31,129	7,808
Fidelity VIP Asset Manager Portfolio Initial Class	31,716	18,632
Fidelity VIP Asset Manager Portfolio Service Class 2	6,304	1,058
Fidelity VIP Contrafund Portfolio Initial Class	78,645	143,069
Fidelity VIP Contrafund Portfolio Service Class 2	26,193	117,547
Fidelity VIP Equity-Income Portfolio Initial Class	37,849	219,659
Fidelity VIP Equity-Income Portfolio Service Class 2	18,581	12,544
Fidelity VIP Government Money Market Portfolio Initial Class	3,791,919	395,205
Fidelity VIP Growth Portfolio Initial Class	128,917	135,464
Fidelity VIP Growth Portfolio Service Class 2	33,548	15,606
Fidelity VIP High Income Portfolio Initial Class	1,583	13,994
Fidelity VIP Index 500 Portfolio Initial Class	51,866	216,803
Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,697	19,405
Fidelity VIP Overseas Portfolio Initial Class	1,316	1,656
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	316,819	159,342
FTVIP Templeton Developing Markets VIP Fund Class 2	47,998	31,170
FTVIP Templeton Foreign VIP Fund Class 2	7,814	38,029
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	5,982	3,136
Invesco Comstock Fund Class A	231,712	36,920
Invesco Government Money Market Fund Class AX	469	265
Invesco High Yield Fund Class A	14,771	110,267
Invesco V.I. American Franchise Fund Series I	3,577,908	2,511,562
Invesco V.I. American Value Fund Series I	1,421,823	1,148,878
Invesco V.I. Capital Appreciation Fund Series I	929,575	220,413
Invesco V.I. Comstock Fund Series I	1,078,762	1,115,546
Invesco V.I. Core Equity Fund Series I	646,511	545,464
Invesco V.I. Core Plus Bond Fund Series I	1,249	4,061
Invesco V.I. EQV International Equity Fund Series 1	176,822	146,054
Invesco V.I. Global Core Equity Fund Series I	44,429	54,798
Invesco V.I. Global Strategic Income Fund Series I	8,193	20,732
Invesco V.I. Government Securities Fund Series I	31,649	209,738
Invesco V.I. Growth and Income Fund Series I	1,933,089	2,267,724
Invesco V.I. High Yield Fund Series I	28,229	94,074
Invesco V.I. Main Street Fund Series I	1,350,898	492,359
Invesco V.I. Main Street Small Cap Fund Series I	153,344	164,615
Janus Henderson Enterprise Portfolio Service Shares	17,324	3,457
Janus Henderson Global Research Portfolio Service Shares	1,004	175
Janus Henderson Overseas Portfolio Service Shares	14,482	46,482
Janus Henderson Research Portfolio Service Shares	45,300	25,482
JPMorgan Insurance Trust Core Bond Portfolio Class 1	184,296	626,163
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	410,130	341,998
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	5,761	365
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	528,317	549,526
MFS VIT Growth Series Initial Class	169,869	85,682
MFS VIT Investors Trust Series Initial Class	65,322	21,844
MFS VIT New Discovery Series Initial Class	14,326	65,621
MFS VIT Research Series Initial Class	82,803	66,335
MFS VIT Total Return Series Initial Class	53,033	91,885

31

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
MFS VIT Utilities Series Initial Class	$52,955	$88,775
MFS VIT II Core Equity Portfolio Initial Class	204,329	234,110
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	103,482	154,514
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	74,374	17,870
Morgan Stanley VIF Global Strategist Portfolio Class I	82,021	71,859
Morgan Stanley VIF Growth Portfolio Class I	2,028,173	1,876,194
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	74,521	72,248
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	9,704	8,796
PIMCO Real Return Portfolio Administrative Class	16,525	20,890
PIMCO Short-Term Portfolio Administrative Class	389	14,029
PIMCO Total Return Portfolio Administrative Class	5,437	86,257
Pioneer Fund VCT Portfolio Class I	28,846	9,998
Pioneer Select Mid Cap Growth VCT Portfolio Class I	49,777	6,848
PVC Core Plus Bond Account Class 1	50,958	283,940
PVC Diversified International Account Class 1	125,664	244,477
PVC Equity Income Account Class 1	341,672	462,226
PVC Government & High Quality Bond Account Class 1	10,235	105,193
PVC Large Cap Growth Account I Class 1	1,037,200	1,179,186
PVC Principal Capital Appreciation Account Class 1	1,194,703	1,801,372
PVC SAM Balanced Portfolio Class 1	1,598,656	3,048,690
PVC SAM Conservative Balanced Portfolio Class 1	36,425	147,036
PVC SAM Conservative Growth Portfolio Class 1	1,766,476	1,564,070
PVC SAM Flexible Income Portfolio Class 1	133,438	346,866
PVC SAM Strategic Growth Portfolio Class 1	652,211	859,297
PVC Short-Term Income Account Class 1	5,659	37,887
PVC SmallCap Account Class 1	529,824	365,343
Putnam VT Focused International Equity Fund Class IB	44,645	18,050
Putnam VT International Value Fund Class IB	2,553	3,182
Putnam VT Large Cap Value Fund Class IB	43,386	84,943
VALIC Company I Blue Chip Growth Fund	9,776	216
VALIC Company I Core Bond Fund	6,359	23,083
VALIC Company I Government Money Market I Fund	48,008	4,073,715
VALIC Company I Government Securities Fund	8,599	55,543
VALIC Company I High Yield Bond Fund	1,940	8,495
VALIC Company I International Equities Index Fund	17,472	31,822
VALIC Company I Mid Cap Index Fund	88,189	30,370
VALIC Company I Mid Cap Value Fund	156,829	277,799
VALIC Company I Nasdaq-100 Index Fund	18,366	2,891
VALIC Company I Science & Technology Fund	64,276	85,711
VALIC Company I Small Cap Index Fund	14,859	26,403
VALIC Company I Stock Index Fund	1,965,899	2,552,207
VALIC Company I Systematic Core Fund	21,694	300,570

32

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2022, follows:

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,177		43.36	267,797	2.06		1.35		-0.80
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,098		32.02	67,194	0.67		1.35		-15.23
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,739		23.15	225,438	0.49		1.35		-23.91
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	5,237		26.52	138,910	0.00		1.35		-17.74
Fidelity VIP Asset Manager Portfolio Initial Class	34,770	5.75	14.22	333,111	1.54	1.40	1.55	-16.24	-16.12
Fidelity VIP Asset Manager Portfolio Service Class 2	3,592		19.17	68,840	1.82		1.35		-16.29
Fidelity VIP Contrafund Portfolio Initial Class	31,789		35.14	1,117,032	0.45		1.40		-27.34
Fidelity VIP Contrafund Portfolio Service Class 2	11,520		37.39	430,753	0.22		1.35		-27.47
Fidelity VIP Equity-Income Portfolio Initial Class	32,042		22.03	706,001	1.62		1.40		-6.28
Fidelity VIP Equity-Income Portfolio Service Class 2	8,508		28.28	240,576	1.68		1.35		-6.51
Fidelity VIP Government Money Market Portfolio Initial Class	417,058	10.03	10.11	4,146,067	2.18	0.40	1.55	0.54	1.06
Fidelity VIP Growth Portfolio Initial Class	40,573		30.41	1,233,755	0.58		1.40		-25.51
Fidelity VIP Growth Portfolio Service Class 2	10,541		27.42	289,066	0.33		1.35		-25.65
Fidelity VIP High Income Portfolio Initial Class	3,018		9.76	29,442	4.09		1.40		-12.60
Fidelity VIP Index 500 Portfolio Initial Class	68,390	10.05	27.20	1,753,384	1.36	1.40	1.55	-19.47	-19.35
Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,990		10.51	73,457	1.96		1.40		-14.17
Fidelity VIP Overseas Portfolio Initial Class	4,826		12.11	58,465	0.96		1.40		-25.53
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	21,027		31.81	668,957	0.00		1.15		-34.45
FTVIP Templeton Developing Markets VIP Fund Class 2	10,542	22.05	23.15	271,765	2.42	1.15	1.50	-23.15	-22.88
FTVIP Templeton Foreign VIP Fund Class 2	12,518	14.15	14.59	189,629	3.11	1.35	1.50	-8.99	-8.84
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	986		31.18	30,750	0.00		1.35		-33.42
Invesco Comstock Fund Class A	20,456		97.04	1,983,686	1.70		0.75		0.06
Invesco Government Money Market Fund Class AX	3,724		9.58	34,703	1.36		0.75		0.57
Invesco High Yield Fund Class A	16,017		13.73	219,916	5.04		0.75		-10.51
Invesco V.I. American Franchise Fund Series I	168,749	31.06	39.77	7,937,090	0.00	1.15	1.50	-32.14	-31.90
Invesco V.I. American Value Fund Series I	62,367		32.73	2,041,573	0.71		1.40		-3.96
Invesco V.I. Capital Appreciation Fund Series I	62,941	34.20	34.36	2,151,987	0.00	1.40	1.50	-31.82	-31.75
Invesco V.I. Comstock Fund Series I	52,488		25.88	1,358,267	1.56		1.40		-0.28
Invesco V.I. Core Equity Fund Series I	85,595	23.37	24.24	2,059,995	0.84	1.15	1.35	-21.61	-21.46
Invesco V.I. Core Plus Bond Fund Series I	10,378	13.76	14.04	145,456	0.54	1.40	1.50	-15.81	-15.73
Invesco V.I. EQV International Equity Fund Series 1	41,109	21.54	22.18	907,725	1.54	1.15	1.35	-19.40	-19.24
Invesco V.I. Global Core Equity Fund Series I	46,518		11.50	534,811	0.31		1.40		-22.96
Invesco V.I. Global Strategic Income Fund Series I	14,971	9.29	9.63	143,136	0.00	1.15	1.50	-12.79	-12.48
Invesco V.I. Government Securities Fund Series I	37,035	9.54	10.48	362,924	1.67	0.75	1.55	-11.67	-10.96
Invesco V.I. Growth and Income Fund Series I	217,449	29.15	42.30	6,390,996	1.53	1.25	1.40	-7.06	-6.92
Invesco V.I. High Yield Fund Series I	15,072	12.81	12.89	193,282	3.91	1.35	1.40	-10.81	-10.77
Invesco V.I. Main Street Fund Series I	95,829	28.56	31.85	3,005,413	1.33	1.40	1.50	-21.33	-21.25
Invesco V.I. Main Street Small Cap Fund Series I	15,780	51.65	58.54	890,222	0.48	1.40	1.50	-17.09	-17.01
Janus Henderson Enterprise Portfolio Service Shares	3,654		25.18	92,023	0.08		1.35		-17.27
Janus Henderson Global Research Portfolio Service Shares	536		14.30	7,671	0.84		1.35		-20.69
Janus Henderson Overseas Portfolio Service Shares	14,498	17.63	17.76	262,204	1.55	1.35	1.50	-10.20	-10.06
Janus Henderson Research Portfolio Service Shares	10,576	19.38	19.82	209,482	0.00	1.40	1.50	-31.11	-31.04
JPMorgan Insurance Trust Core Bond Portfolio Class 1	105,581		19.26	2,033,859	1.91		1.15		-13.58
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	28,567		56.49	1,613,845	0.93		1.15		-9.21
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	861		29.56	25,439	0.42		1.35		-20.43
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	55,386		36.64	2,029,097	0.51		1.15		-19.63
MFS VIT Growth Series Initial Class	40,439	28.00	36.07	1,231,875	0.00	1.35	1.40	-32.58	-32.55
MFS VIT Investors Trust Series Initial Class	19,588		22.39	438,568	0.65		1.40		-17.65
MFS VIT New Discovery Series Initial Class	1,453		29.79	43,278	0.00		1.35		-30.70
MFS VIT Research Series Initial Class	24,762	23.24	26.35	579,946	0.45	1.35	1.40	-18.36	-18.32
MFS VIT Total Return Series Initial Class	26,020		18.80	489,148	1.56		1.40		-10.84
MFS VIT Utilities Series Initial Class	22,345		37.75	843,501	2.32		1.40		—0.64
MFS VIT II Core Equity Portfolio Initial Class	72,550	19.03	19.22	1,581,241	0.30	1.35	1.50	-18.51	-18.38
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	59,065		9.78	577,452	3.94		1.40		-15.52
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	58,863		10.78	634,570	0.39		1.40		-26.12
Morgan Stanley VIF Global Strategist Portfolio Class I	27,720		9.10	252,194	0.00		1.40		-18.09
Morgan Stanley VIF Growth Portfolio Class I	38,597	27.53	35.92	1,118,974	0.00	1.35	1.40	-60.62	-60.60
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	6,081		33.22	201,999	1.29		1.40		-28.07
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,125		22.48	47,769	0.00		1.35		-29.69
PIMCO Real Return Portfolio Administrative Class	6,236		20.98	130,800	7.03		1.35		-13.08
PIMCO Short-Term Portfolio Administrative Class	1,246		12.27	15,288	1.51		1.35		-1.49
PIMCO Total Return Portfolio Administrative Class	8,519		18.53	157,865	2.47		1.35		-15.45
Pioneer Fund VCT Portfolio Class I	4,648		34.36	159,697	0.62		1.35		-20.57
Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,842		28.23	221,402	0.00		1.35		-31.98

33

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Core Plus Bond Account Class 1	106,370		9.25	984,105	2.69		1.40		-15.32
PVC Diversified International Account Class 1	334,972	2.40	8.59	984,677	2.19		1.40		-21.11
PVC Equity Income Account Class 1	107,256	5.29	26.67	2,408,207	1.79		1.40		-11.74
PVC Government & High Quality Bond Account Class 1	199,879	1.94	7.82	546,444	1.28		1.40		-13.03
PVC Large Cap Growth Account I Class 1	610,964		11.98	7,317,124	0.00		1.40		-35.07
PVC Principal Capital Appreciation Account Class 1	707,535	5.88	38.01	8,516,976	0.71		1.40		-17.58
PVC SAM Balanced Portfolio Class 1	1,048,463	2.91	19.00	9,169,549	2.03		1.40		-17.31
PVC SAM Conservative Balanced Portfolio Class 1	25,043	2.37	12.35	287,706	1.91		1.40		-15.64
PVC SAM Conservative Growth Portfolio Class 1	1,549,937	3.08	21.49	12,428,178	1.95		1.40		-18.93
PVC SAM Flexible Income Portfolio Class 1	131,174	2.22	13.20	921,073	3.02		1.40		-14.31
PVC SAM Strategic Growth Portfolio Class 1	370,888	3.03	24.42	4,783,509	1.91		1.40		-19.91
PVC Short-Term Income Account Class 1	152,890	1.74	7.72	301,008	1.13		1.40		-4.79
PVC SmallCap Account Class 1	439,259	5.20	15.97	2,635,600	0.06		1.40		-21.73
Putnam VT Focused International Equity Fund Class IB	6,070	12.99	18.64	103,295	1.51	1.15	1.50	-19.42	-19.13
Putnam VT International Value Fund Class IB	2,913		15.76	45,928	1.89		1.35		-8.06
Putnam VT Large Cap Value Fund Class IB	12,566		28.24	354,816	1.57		1.35		-4.43
VALIC Company I Blue Chip Growth Fund	1,029		44.03	45,288	0.00		0.40		-39.06
VALIC Company I Core Bond Fund	6,835	22.29	22.80	155,495	1.27	1.40	1.50	-15.54	-15.45
VALIC Company I Government Money Market I Fund	—	6.55	8.53	—	0.11	0.40	1.55	-0.75	-0.11
VALIC Company I Government Securities Fund	23,029	2.73	15.19	377,674	1.96	1.33	1.50	-12.49	-11.75
VALIC Company I High Yield Bond Fund	1,883	24.70	25.25	47,161	3.55	1.40	1.50	-11.99	-11.90
VALIC Company I International Equities Index Fund	39,260	1.86	17.04	526,073	2.86	0.40	1.55	-15.83	-14.86
VALIC Company I Mid Cap Index Fund	16,142	33.43	57.99	829,241	1.25	0.40	1.40	-14.56	-13.70
VALIC Company I Mid Cap Value Fund	41,899	39.98	40.88	1,708,433	0.32	1.40	1.50	-9.85	-9.76
VALIC Company I Nasdaq-100 Index Fund	3,303	26.79	53.97	148,751	0.23	1.35	1.40	-33.74	-33.71
VALIC Company I Science & Technology Fund	19,926	6.27	18.29	186,874	0.00	0.40	1.50	-39.91	-39.24
VALIC Company I Small Cap Index Fund	3,411	28.17	33.47	98,113	0.79	1.35	1.40	-21.77	-21.73
VALIC Company I Stock Index Fund	197,196	13.95	38.05	15,459,722	1.20	0.40	1.55	-19.58	-18.66
VALIC Company I Systematic Core Fund	59,731	26.48	41.44	2,365,624	0.22	1.40	1.50	-19.94	-19.86

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,187		43.71	270,415	1.85		1.35		22.84
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,170		37.77	81,984	0.65		1.35		24.20
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,979		30.42	303,562	0.73		1.35		25.29
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	5,444		32.24	175,516	0.13		1.35		14.90
Fidelity VIP Asset Manager Portfolio Initial Class	35,651	6.86	16.95	412,140	1.49	1.40	1.55	8.23	8.39
Fidelity VIP Asset Manager Portfolio Service Class 2	3,596		22.89	82,322	1.44		1.35		8.21
Fidelity VIP Contrafund Portfolio Initial Class	34,795		48.36	1,682,662	0.07		1.40		26.06
Fidelity VIP Contrafund Portfolio Service Class 2	14,402		51.55	742,514	0.03		1.35		25.80
Fidelity VIP Equity-Income Portfolio Initial Class	41,673		23.51	979,700	1.85		1.40		23.16
Fidelity VIP Equity-Income Portfolio Service Class 2	8,623		30.25	260,816	1.55		1.35		22.94
Fidelity VIP Government Money Market Portfolio Initial Class	79,923	5.84	9.64	749,354	0.01		1.40		-1.38
Fidelity VIP Growth Portfolio Initial Class	43,548		40.82	1,777,639	0.00		1.40		21.50
Fidelity VIP Growth Portfolio Service Class 2	10,646		36.89	392,700	0.00		1.35		21.26
Fidelity VIP High Income Portfolio Initial Class	4,294		11.16	47,936	5.19		1.40		2.96
Fidelity VIP Index 500 Portfolio Initial Class	74,584	12.48	33.72	2,382,932	1.22	1.40	1.55	26.60	26.79
Fidelity VIP Investment Grade Bond Portfolio Initial Class	8,592		12.24	105,192	1.66		1.40		-1.99
Fidelity VIP Overseas Portfolio Initial Class	4,887		16.27	79,503	0.42		1.40		18.04
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	21,567		48.54	1,046,796	0.00		1.15		8.75
FTVIP Templeton Developing Markets VIP Fund Class 2	10,765	28.70	30.02	362,098	0.93	1.15	1.50	-7.15	-6.82
FTVIP Templeton Foreign VIP Fund Class 2	15,019	15.52	17.14	248,161	1.82	1.35	1.50	2.60	2.76
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,051		46.83	49,205	0.00		1.35		20.29
Invesco Comstock Fund Class A	20,682		96.98	2,004,450	1.56		0.75		32.32
Invesco Government Money Market Fund Class AX	3,724		9.53	34,505	0.01		0.75		-0.74
Invesco High Yield Fund Class A	23,907		15.34	366,782	4.50		0.75		3.37
Invesco V.I. American Franchise Fund Series I	193,426	45.62	58.61	13,286,886	0.00	1.15	1.50	10.25	10.64
Invesco V.I. American Value Fund Series I	66,388		34.09	2,262,917	0.45		1.40		26.17
Invesco V.I. Capital Appreciation Fund Series I	66,424	50.16	50.34	3,327,148	0.00	1.40	1.50	20.73	20.85
Invesco V.I. Comstock Fund Series I	56,534		25.95	1,467,086	1.89		1.40		31.51
Invesco V.I. Core Equity Fund Series I	94,355	29.81	30.86	2,892,880	0.66	1.15	1.35	26.03	26.27
Invesco V.I. Core Plus Bond Fund Series I	10,489	16.35	16.67	174,454	1.29	1.40	1.50	-2.14	-2.05
Invesco V.I. EQV International Equity Fund Series 1	44,304	26.73	27.47	1,211,945	1.28	1.15	1.35	4.47	4.67
Invesco V.I. Global Core Equity Fund Series I	50,144		14.92	748,313	1.00		1.40		14.36
Invesco V.I. Global Strategic Income Fund Series I	15,983	10.65	11.01	174,707	4.40	1.15	1.50	-4.86	-4.52
Invesco V.I. Government Securities Fund Series I	54,946	10.81	11.77	608,182	2.40	0.75	1.55	-3.77	-3.00

34

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Growth and Income Fund Series I	252,086	31.36	45.45	8,011,921	1.64	1.25	1.40	26.72	26.91
Invesco V.I. High Yield Fund Series I	20,751	14.36	14.44	298,265	5.02	1.35	1.40	2.93	2.98
Invesco V.I. Main Street Fund Series I	107,602	36.30	40.44	4,283,777	0.70	1.40	1.50	25.66	25.78
Invesco V.I. Main Street Small Cap Fund Series I	17,541	62.30	70.54	1,196,828	0.39	1.40	1.50	20.72	20.84
Janus Henderson Enterprise Portfolio Service Shares	3,738		30.44	113,782	0.27		1.35		14.98
Janus Henderson Global Research Portfolio Service Shares	541		18.03	9,751	0.39		1.35		16.22
Janus Henderson Overseas Portfolio Service Shares	16,308	19.60	19.78	328,266	1.00	1.35	1.50	11.59	11.77
Janus Henderson Research Portfolio Service Shares	11,539	28.13	28.74	331,239	0.02	1.40	1.50	18.25	18.37
JPMorgan Insurance Trust Core Bond Portfolio Class 1	128,465		22.29	2,863,545	1.85		1.15		-2.49
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	31,562		62.23	1,963,968	0.93		1.15		28.39
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	861		37.15	31,972	0.80		1.35		19.76
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	64,184		45.58	2,925,721	0.72		1.15		27.86
MFS VIT Growth Series Initial Class	42,259	41.53	53.48	1,906,094	0.00	1.35	1.40	21.82	21.88
MFS VIT Investors Trust Series Initial Class	20,226		27.19	549,902	0.64		1.40		25.05
MFS VIT New Discovery Series Initial Class	3,618		42.99	155,541	0.00		1.35		0.43
MFS VIT Research Series Initial Class	27,009	28.47	32.26	774,340	0.54	1.35	1.40	23.07	23.13
MFS VIT Total Return Series Initial Class	30,363		21.08	640,166	1.62		1.40		12.53
MFS VIT Utilities Series Initial Class	24,300		37.99	923,248	1.62		1.40		12.51
MFS VIT II Core Equity Portfolio Initial Class	81,995	23.35	23.55	2,184,128	0.44	1.35	1.50	23.43	23.63
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	67,121		11.57	776,766	3.99		1.40		-1.71
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	59,486		14.59	868,045	0.87		1.40		1.55
Morgan Stanley VIF Global Strategist Portfolio Class I	31,420		11.11	349,014	2.01		1.40		6.86
Morgan Stanley VIF Growth Portfolio Class I	52,408	69.91	91.17	3,829,016	0.00	1.35	1.40	-1.29	-1.24
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	7,756		46.18	358,159	1.76		1.40		37.86
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,432		31.97	77,752	0.00		1.35		11.48
PIMCO Real Return Portfolio Administrative Class	6,798		24.13	164,060	4.93		1.35		4.17
PIMCO Short-Term Portfolio Administrative Class	2,370		12.45	29,513	1.10		1.35		-1.40
PIMCO Total Return Portfolio Administrative Class	12,845		21.92	281,522	1.81		1.35		-2.59
Pioneer Fund VCT Portfolio Class I	4,848		43.26	209,688	0.32		1.35		26.27
Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,869		41.51	326,662	0.00		1.35		6.62
PVC Core Plus Bond Account Class 1	133,207		10.93	1,455,361	2.64		1.40		-1.83
PVC Diversified International Account Class 1	379,999	3.04	10.89	1,517,847	1.32		1.40		8.23
PVC Equity Income Account Class 1	126,735	5.99	30.21	3,199,875	1.97		1.40		20.76
PVC Government & High Quality Bond Account Class 1	234,917	2.24	8.99	730,765	2.29		1.40		-2.69
PVC Large Cap Growth Account I Class 1	685,657		18.45	12,647,036	0.00		1.40		20.20
PVC Principal Capital Appreciation Account Class 1	832,854	7.13	46.11	12,282,474	0.83		1.40		26.05
PVC SAM Balanced Portfolio Class 1	1,379,571	3.52	22.98	14,268,453	1.60		1.40		12.16
PVC SAM Conservative Balanced Portfolio Class 1	36,265	2.81	14.64	505,300	1.90		1.40		8.18
PVC SAM Conservative Growth Portfolio Class 1	1,650,343	3.80	26.51	16,948,988	1.20		1.40		16.11
PVC SAM Flexible Income Portfolio Class 1	159,464	2.59	15.41	1,464,250	2.21		1.40		5.40
PVC SAM Strategic Growth Portfolio Class 1	406,153	3.78	30.49	6,863,122	0.96		1.40		18.20
PVC Short-Term Income Account Class 1	165,253	1.83	8.10	348,940	1.50		1.40		-2.10
PVC SmallCap Account Class 1	484,036	6.64	20.40	3,751,323	0.32		1.40		18.45
Putnam VT Focused International Equity Fund Class IB	7,190	16.13	23.05	146,471	0.75	1.15	1.50	10.89	11.28
Putnam VT International Value Fund Class IB	3,074		17.15	52,700	2.19		1.35		13.40
Putnam VT Large Cap Value Fund Class IB	15,532		29.54	458,896	1.23		1.35		25.60
Royce Small-Cap Portfolio Investment Class	—		37.44	—	0.00		0.40		28.30
VALIC Company I Blue Chip Growth Fund	1,029		72.24	74,312	0.00		0.40		15.92
VALIC Company I Core Bond Fund	7,650	26.40	26.96	205,720	0.00	1.40	1.50	-2.24	-2.15
VALIC Company I Government Money Market I Fund	378,057	6.56	8.60	4,025,707	0.01	0.40	1.55	-1.53	-0.39
VALIC Company I Government Securities Fund	25,854	3.09	17.36	484,843	2.08	1.33	1.50	-3.78	-2.97
VALIC Company I Health Sciences Fund	—		97.78	—	0.00		0.40		-0.13
VALIC Company I High Yield Bond Fund	2,190	28.06	28.66	62,187	4.11	1.40	1.50	2.72	2.83
VALIC Company I International Equities Index Fund	40,739	2.21	20.02	651,806	1.30	0.40	1.55	9.32	10.59
VALIC Company I Mid Cap Index Fund	16,406	39.13	67.19	985,425	1.14	0.40	1.40	22.60	23.83
VALIC Company I Mid Cap Value Fund	47,963	44.35	45.31	2,168,140	0.64	1.40	1.50	25.76	25.88
VALIC Company I Nasdaq-100 Index Fund	3,315	40.42	81.45	225,004	0.29	1.35	1.40	25.16	25.23
VALIC Company I Science & Technology Fund	23,078	10.32	30.43	406,948	0.04	0.40	1.50	3.23	10.34
VALIC Company I Small Cap Index Fund	4,162	36.01	42.76	157,512	0.86	1.35	1.40	12.85	12.91
VALIC Company I Stock Index Fund	217,777	17.34	46.77	20,942,666	1.57	0.40	1.55	26.38	27.84
VALIC Company I Systematic Core Fund	65,857	33.07	51.71	3,256,194	0.63	1.40	1.50	24.36	24.48
VALIC Company II Strategic Bond Fund	—	26.29	26.84	—	5.51	1.40	1.50	-0.83	-0.80

38

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,684		35.58	237,822	1.98		1.35		-0.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		30.41	83,379	0.70		1.35		6.66
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	11,502		24.28	279,255	1.02		1.35		22.48
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	6,696		28.06	187,900	0.57		1.35		18.28
Fidelity VIP Asset Manager Portfolio Initial Class	41,385	6.34	15.64	469,974	1.45	1.40	1.55	13.10	13.27
Fidelity VIP Asset Manager Portfolio Service Class 2	3,600		21.16	76,160	1.24		1.35		13.00
Fidelity VIP Contrafund Portfolio Initial Class	43,908		38.36	1,684,415	0.24		1.40		28.75
Fidelity VIP Contrafund Portfolio Service Class 2	15,637		40.98	640,809	0.08		1.35		28.49
Fidelity VIP Equity-Income Portfolio Initial Class	50,140		19.09	957,102	1.64		1.40		5.21
Fidelity VIP Equity-Income Portfolio Service Class 2	11,903		24.60	292,850	1.49		1.35		5.01
Fidelity VIP Government Money Market Portfolio Initial Class	88,883	5.92	9.78	846,869	0.31		1.40		-1.07
Fidelity VIP Growth Portfolio Initial Class	43,697		33.60	1,468,030	0.07		1.40		41.89
Fidelity VIP Growth Portfolio Service Class 2	15,526		30.42	472,325	0.04		1.35		41.63
Fidelity VIP High Income Portfolio Initial Class	4,736		10.84	51,343	4.12		1.40		1.32
Fidelity VIP Index 500 Portfolio Initial Class	86,814	9.86	26.60	2,204,724	1.63	1.40	1.55	16.42	16.60
Fidelity VIP Investment Grade Bond Portfolio Initial Class	15,916		12.49	198,824	2.19		1.40		7.87
Fidelity VIP Overseas Portfolio Initial Class	7,939		13.78	109,419	0.41		1.40		14.01
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	22,450		44.63	1,002,017	0.00		1.15		53.31
FTVIP Templeton Developing Markets VIP Fund Class 2	11,525	30.91	32.22	416,486	4.12	1.15	1.50	15.43	15.84
FTVIP Templeton Foreign VIP Fund Class 2	18,791	15.10	15.63	301,749	2.91	1.35	1.50	-2.64	-2.48
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,207		38.93	46,985	0.08		1.35		38.62
Invesco Comstock Fund Class A	22,542		73.29	1,651,135	2.12		0.75		-1.53
Invesco Government Money Market Fund Class AX	3,724		9.60	34,762	0.35		0.75		-0.50
Invesco High Yield Fund Class A	30,578		14.84	453,844	5.86		0.75		2.84
Invesco V.I. American Franchise Fund Series I	213,221	41.23	53.16	13,139,924	0.07	1.15	1.50	40.22	40.72
Invesco V.I. American Value Fund Series I	79,618		27.02	2,150,932	0.77		1.40		-0.28
Invesco V.I. Capital Appreciation Fund Series I	71,803	41.55	41.66	2,976,885	0.00	1.40	1.50	34.54	34.68
Invesco V.I. Comstock Fund Series I	65,851		19.73	1,299,444	1.52		1.40		-2.23
Invesco V.I. Core Equity Fund Series I	101,133	23.65	24.44	2,456,755	1.24	1.15	1.35	12.32	12.54
Invesco V.I. Core Plus Bond Fund Series I	13,377	16.70	17.01	226,306	1.88	1.40	1.50	8.08	8.18
Invesco V.I. EQV International Equity Fund Series 1	47,961	25.58	26.24	1,253,638	2.15	1.15	1.35	12.47	12.68
Invesco V.I. Global Core Equity Fund Series I	55,533		13.05	724,669	1.06		1.40		11.65
Invesco V.I. Global Strategic Income Fund Series I	19,035	11.20	11.53	218,082	5.59	1.15	1.50	1.85	2.21
Invesco V.I. Government Securities Fund Series I	57,869	11.23	12.13	664,121	2.50	0.75	1.55	4.64	5.48
Invesco V.I. Growth and Income Fund Series I	274,252	24.75	35.81	6,873,439	1.94	1.25	1.40	0.67	0.82
Invesco V.I. High Yield Fund Series I	21,640	13.95	14.02	302,200	5.20	1.35	1.40	1.88	1.93
Invesco V.I. Main Street Fund Series I	120,281	28.89	32.15	3,805,136	1.42	1.40	1.50	12.24	12.35
Invesco V.I. Main Street Small Cap Fund Series I	18,130	51.61	58.37	1,024,917	0.55	1.40	1.50	18.13	18.25
Janus Henderson Enterprise Portfolio Service Shares	4,842		26.47	128,184	0.00		1.35		17.58
Janus Henderson Global Research Portfolio Service Shares	1,952		15.52	30,288	0.38		1.35		18.16
Janus Henderson Overseas Portfolio Service Shares	20,050	17.54	17.73	360,869	1.05	1.35	1.50	14.28	14.47
Janus Henderson Research Portfolio Service Shares	11,673	23.79	24.28	283,112	0.22	1.40	1.50	30.59	30.72
JPMorgan Insurance Trust Core Bond Portfolio Class 1	142,058		22.86	3,247,368	2.12		1.15		6.61
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	33,269		48.47	1,612,396	1.27		1.15		-0.78
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,099		31.02	65,111	0.78		1.35		12.16
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	69,877		35.65	2,491,265	0.73		1.15		23.82
MFS VIT Growth Series Initial Class	48,999	34.09	43.88	1,812,058	0.00	1.35	1.40	30.02	30.09
MFS VIT Investors Trust Series Initial Class	20,919		21.74	454,810	0.56		1.40		12.29
MFS VIT New Discovery Series Initial Class	3,618		42.80	154,868	0.00		1.35		43.93
MFS VIT Research Series Initial Class	40,404	23.13	26.20	941,033	0.68	1.35	1.40	14.97	15.03
MFS VIT Total Return Series Initial Class	47,586		18.74	891,581	2.17		1.40		8.29
MFS VIT Utilities Series Initial Class	28,640		33.77	967,188	2.39		1.40		4.43
MFS VIT II Core Equity Portfolio Initial Class	91,223	18.92	19.05	2,012,851	0.67	1.35	1.50	16.93	17.12
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	64,763		11.77	762,519	2.82		1.40		6.30
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	63,719		14.37	915,588	1.22		1.40		12.85
Morgan Stanley VIF Global Strategist Portfolio Class I	31,214		10.39	324,463	1.36		1.40		9.38
Morgan Stanley VIF Growth Portfolio Class I	57,077	70.83	92.32	4,227,812	0.00	1.35	1.40	114.29	114.40
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	11,778		33.50	394,509	2.52		1.40		-18.01
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,905		28.68	83,309	0.00		1.35		38.10
PIMCO Real Return Portfolio Administrative Class	6,898		23.17	159,800	1.43		1.35		10.22
PIMCO Short-Term Portfolio Administrative Class	2,375		12.63	29,985	1.26		1.35		0.87
PIMCO Total Return Portfolio Administrative Class	13,581		22.50	305,572	2.14		1.35		7.19
Pioneer Fund VCT Portfolio Class I	4,968		34.26	170,181	0.70		1.35		22.61
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,338		38.93	363,542	0.00		1.35		37.31
PVC Core Plus Bond Account Class 1	147,705		11.13	1,643,910	3.54		1.40		8.03
PVC Diversified International Account Class 1	406,300	2.81	10.06	1,497,277	2.34		1.40		14.55
PVC Equity Income Account Class 1	145,411	4.96	25.02	2,802,628	1.80		1.40		4.95

39

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Government & High Quality Bond Account Class 1	250,526	2.30	9.24	801,961	2.55		1.40		1.44
PVC Large Cap Growth Account I Class 1	721,468		15.35	11,071,214	0.02		1.40		34.31
PVC Principal Capital Appreciation Account Class 1	875,493	5.66	36.59	10,627,932	1.19		1.40		17.07
PVC SAM Balanced Portfolio Class 1	1,553,539	3.14	20.49	14,863,763	2.08		1.40		9.73
PVC SAM Conservative Balanced Portfolio Class 1	36,238	2.59	13.53	466,703	1.86		1.40		8.08
PVC SAM Conservative Growth Portfolio Class 1	1,717,351	3.28	22.83	15,713,813	1.69		1.40		11.38
PVC SAM Flexible Income Portfolio Class 1	186,291	2.46	14.62	1,686,241	2.75		1.40		5.78
PVC SAM Strategic Growth Portfolio Class 1	426,271	3.20	25.80	6,211,677	1.64		1.40		13.80
PVC Short-Term Income Account Class 1	184,677	1.87	8.28	394,527	2.07		1.40		1.93
PVC SmallCap Account Class 1	521,685	5.60	17.22	3,378,994	0.42		1.40		20.50
Putnam VT Focused International Equity Fund Class IB	7,880	14.54	20.71	145,985	0.16	1.15	1.50	8.42	8.80
Putnam VT International Value Fund Class IB	3,563		15.12	53,866	2.22		1.35		2.55
Putnam VT Large Cap Value Fund Class IB	16,098		23.52	378,684	1.56		1.35		4.38
Royce Small-Cap Portfolio Investment Class	3,927		29.18	114,586	0.86		0.40		-7.52
VALIC Company I Blue Chip Growth Fund	1,029		62.32	64,108	0.00		0.40		33.83
VALIC Company I Government Money Market I Fund	415,299	6.58	8.73	4,483,028	0.22	0.40	1.55	-1.32	-0.18
VALIC Company I Government Securities Fund	37,439	3.18	18.05	741,288	2.44	1.33	1.50	5.03	5.94
VALIC Company I Health Sciences Fund	1,656		97.91	162,123	0.00		0.40		29.08
VALIC Company I High Yield Bond Fund	2,484	27.32	27.88	68,618	6.76	1.40	1.50	5.13	5.24
VALIC Company I International Equities Index Fund	46,054	2.03	18.10	677,700	2.55	0.40	1.55	5.73	6.95
VALIC Company I Mid Cap Index Fund	20,923	31.92	54.26	958,448	1.37	0.40	1.40	11.72	12.85
VALIC Company I Mid Cap Value Fund	59,211	35.27	35.99	2,126,952	0.75	1.40	1.50	2.09	2.19
VALIC Company I Nasdaq-100 Index Fund	3,328	32.28	65.08	180,161	0.36	1.35	1.40	45.89	45.96
VALIC Company I Science & Technology Fund	8,603	26.42	27.58	277,251	0.00	1.35	1.50	54.47	54.72
VALIC Company I Small Cap Index Fund	4,466	31.91	37.87	150,934	1.31	1.35	1.40	17.82	17.88
VALIC Company I Stock Index Fund	249,914	13.72	36.59	19,381,129	1.95	0.40	1.55	16.17	17.52
VALIC Company I Systematic Core Fund	77,671	26.60	41.54	3,098,014	0.93	1.40	1.50	21.37	21.49
VALIC Company II Strategic Bond Fund	8,882	26.51	27.06	239,708	4.61	1.40	1.50	6.76	6.86

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,906		35.71	246,627	2.12		1.35		25.33
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		28.52	78,175	0.65		1.35		18.57
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	12,163		19.82	241,092	1.54		1.35		32.56
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	7,425		23.72	176,143	0.00		1.35		20.15
Fidelity VIP Asset Manager Portfolio Initial Class	41,770	5.61	13.80	420,274	2.80	1.40	1.55	16.43	16.61
Fidelity VIP Asset Manager Portfolio Service Class 2	3,650		18.72	68,335	1.65		1.35		16.43
Fidelity VIP Contrafund Portfolio Initial Class	45,532		29.80	1,356,645	0.34		1.40		29.75
Fidelity VIP Contrafund Portfolio Service Class 2	16,855		31.89	537,575	0.22		1.35		29.51
Fidelity VIP Equity-Income Portfolio Initial Class	51,908		18.14	941,790	1.52		1.40		25.67
Fidelity VIP Equity-Income Portfolio Service Class 2	12,607		23.43	295,354	1.77		1.35		25.40
Fidelity VIP Government Money Market Portfolio Initial Class	84,148	5.98	9.88	801,153	1.94		1.40		0.59
Fidelity VIP Growth Portfolio Initial Class	46,153		23.68	1,092,758	0.16		1.40		32.45
Fidelity VIP Growth Portfolio Service Class 2	15,949		21.48	342,589	0.06		1.35		32.18
Fidelity VIP High Income Portfolio Initial Class	7,321		10.70	78,344	4.20		1.40		13.51
Fidelity VIP Index 500 Portfolio Initial Class	89,618	8.47	22.81	1,954,901	2.71	1.40	1.55	29.33	29.52
Fidelity VIP Investment Grade Bond Portfolio Initial Class	16,754		11.58	194,009	2.25		1.40		8.14
Fidelity VIP Overseas Portfolio Initial Class	7,996		12.09	96,671	1.61		1.40		25.99
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	23,598		29.11	687,012	0.00		1.15		29.92
FTVIP Templeton Developing Markets VIP Fund Class 2	13,144	26.78	27.81	368,331	0.00	1.15	1.50	24.80	25.24
FTVIP Templeton Foreign VIP Fund Class 2	19,090	15.49	16.05	314,805	0.77	1.35	1.50	10.84	11.02
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,491		28.08	41,865	0.31		1.35		33.71
Invesco Comstock Fund Class A	24,210		74.43	1,701,999	2.22		0.75		24.41
Invesco Government Money Market Fund Class AX	5,044		9.65	34,936	2.05		0.75		0.96
Invesco High Yield Fund Class A	39,141		14.43	564,879	5.76		0.75		11.83
Invesco V.I. American Franchise Fund Series I	247,624	29.30	37.91	11,053,331	0.00	1.15	1.50	34.71	35.18
Invesco V.I. American Value Fund Series I	91,447		27.09	2,477,507	0.66		1.40		23.29
Invesco V.I. Capital Appreciation Fund Series I	72,314	30.88	30.93	2,298,166	0.00	1.40	1.50	34.16	34.29
Invesco V.I. Comstock Fund Series I	117,638		20.18	2,374,336	1.87		1.40		23.56
Invesco V.I. Core Equity Fund Series I	109,808	21.06	21.72	2,371,175	0.30	1.15	1.35	27.23	27.48
Invesco V.I. Core Plus Bond Fund Series I	13,586	15.46	15.73	211,312	0.00	1.40	1.50	9.40	9.51
Invesco V.I. EQV International Equity Fund Series 1	50,405	22.75	23.29	1,169,547	0.41	1.15	1.35	26.85	27.09
Invesco V.I. Global Core Equity Fund Series I	75,603		11.69	883,588	1.41		1.40		23.46
Invesco V.I. Global Strategic Income Fund Series I	22,160	10.99	11.28	237,839	0.00	1.15	1.50	9.14	9.53
Invesco V.I. Government Securities Fund Series I	63,510	10.73	11.50	668,721	2.43	0.75	1.55	4.44	5.28

40

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Growth and Income Fund Series I	297,662	24.58	35.52	7,409,914	1.82	1.25	1.40	23.45	23.64
Invesco V.I. High Yield Fund Series I	25,944	13.70	13.76	355,644	5.36	1.35	1.40	11.93	11.99
Invesco V.I. Main Street Fund Series I	129,386	25.74	28.62	3,691,006	0.00	1.40	1.50	30.10	30.23
Invesco V.I. Main Street Small Cap Fund Series I	18,667	43.69	49.37	893,356	0.00	1.40	1.50	24.58	24.70
Janus Henderson Enterprise Portfolio Service Shares	5,363		22.51	120,742	0.05		1.35		33.34
Janus Henderson Global Research Portfolio Service Shares	3,503		13.13	46,001	0.89		1.35		26.99
Janus Henderson Overseas Portfolio Service Shares	22,466	15.32	15.51	358,361	1.47	1.35	1.50	24.81	25.01
Janus Henderson Research Portfolio Service Shares	13,669	18.22	18.57	255,979	0.11	1.40	1.50	33.20	33.33
JPMorgan Insurance Trust Core Bond Portfolio Class 1	168,168		21.44	3,606,031	0.00		1.15		6.93
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	36,187		48.85	1,767,700	0.00		1.15		25.30
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,099		27.66	58,051	0.42		1.35		22.91
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	80,319		28.79	2,312,619	0.00		1.15		30.24
MFS VIT Growth Series Initial Class	55,704	26.22	33.73	1,604,619	0.00	1.35	1.40	36.23	36.30
MFS VIT Investors Trust Series Initial Class	23,086		19.36	447,006	0.00		1.40		29.75
MFS VIT New Discovery Series Initial Class	3,618		29.74	107,598	0.00		1.35		39.80
MFS VIT Research Series Initial Class	41,108	20.12	22.78	832,671	0.08	1.35	1.40	31.10	31.16
MFS VIT Total Return Series Initial Class	48,534		17.30	839,757	0.00		1.40		18.71
MFS VIT Utilities Series Initial Class	27,268		32.34	881,792	0.00		1.40		23.33
MFS VIT II Core Equity Portfolio Initial Class	101,834	16.18	16.27	1,913,191	0.13	1.35	1.50	31.20	31.41
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	65,398		11.08	724,364	3.97		1.40		9.34
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	69,735		12.73	887,942	1.05		1.40		17.92
Morgan Stanley VIF Global Strategist Portfolio Class I	37,928		9.50	360,462	1.81		1.40		16.13
Morgan Stanley VIF Growth Portfolio Class I	150,313	33.05	43.06	5,063,749	0.00	1.35	1.40	29.97	30.04
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	14,896		40.85	608,530	2.00		1.40		17.28
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,086		20.77	64,090	0.00		1.35		30.97
PIMCO Real Return Portfolio Administrative Class	6,945		21.02	145,981	1.64		1.35		6.98
PIMCO Short-Term Portfolio Administrative Class	2,882		12.52	36,078	2.37		1.35		1.42
PIMCO Total Return Portfolio Administrative Class	13,747		20.99	288,551	3.01		1.35		6.90
Pioneer Fund VCT Portfolio Class I	6,270		27.94	175,185	1.03		1.35		29.57
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,718		28.36	275,568	0.00		1.35		31.30
PVC Core Plus Bond Account Class 1	161,541		10.30	1,664,281	3.16		1.40		3.03
PVC Diversified International Account Class 1	442,783	2.45	8.78	1,399,491	1.60		1.40		20.98
PVC Equity Income Account Class 1	171,793	4.72	23.84	3,122,761	1.94		1.40		27.29
PVC Government & High Quality Bond Account Class 1	276,611	2.26	9.11	863,559	2.62		1.40		4.97
PVC Large Cap Growth Account I Class 1	772,369		11.43	8,824,837	0.05		1.40		14.26
PVC Principal Capital Appreciation Account Class 1	942,784	4.83	31.25	9,661,187	1.67		1.40		30.64
PVC SAM Balanced Portfolio Class 1	1,677,456	2.86	18.67	15,074,931	2.65		1.40		18.34
PVC SAM Conservative Balanced Portfolio Class 1	132,156	2.40	12.52	812,024	2.75		1.40		14.27
PVC SAM Conservative Growth Portfolio Class 1	1,857,146	2.94	20.50	15,594,335	1.87		1.40		22.33
PVC SAM Flexible Income Portfolio Class 1	208,859	2.32	13.82	1,830,818	3.65		1.40		11.67
PVC SAM Strategic Growth Portfolio Class 1	486,536	2.81	22.67	6,579,636	1.53		1.40		25.67
PVC Short-Term Income Account Class 1	208,804	1.83	8.12	435,038	2.32		1.40		3.24
PVC SmallCap Account Class 1	558,388	4.65	14.29	2,980,208	0.34		1.40		25.63
Putnam VT Focused International Equity Fund Class IB	7,423	13.41	19.04	125,086	0.00	1.15	1.50	24.70	25.14
Putnam VT International Value Fund Class IB	3,908		14.74	57,614	2.67		1.35		18.61
Putnam VT Large Cap Value Fund Class IB	17,327		22.54	390,466	2.06		1.35		28.66
Royce Small-Cap Portfolio Investment Class	3,927		31.55	123,907	0.70		0.40		18.19
VALIC Company I Blue Chip Growth Fund	1,029		46.57	47,901	0.00		0.40		29.32
VALIC Company I Government Money Market I Fund	428,901	6.59	8.85	4,661,466	0.74	0.40	1.55	0.11	1.27
VALIC Company I Government Securities Fund	41,285	3.01	17.18	754,159	0.00	1.33	1.50	4.90	5.80
VALIC Company I Health Sciences Fund	1,656		75.85	125,593	0.00		0.40		28.33
VALIC Company I High Yield Bond Fund	2,546	25.98	26.49	66,848	0.00	1.40	1.50	13.25	13.36
VALIC Company I International Equities Index Fund	51,907	1.92	16.93	746,556	1.34	0.40	1.55	19.43	20.81
VALIC Company I Mid Cap Index Fund	24,135	28.57	48.08	1,011,200	1.34	0.40	1.40	23.96	25.21
VALIC Company I Mid Cap Value Fund	59,641	34.55	35.22	2,098,633	0.00	1.40	1.50	28.19	28.32
VALIC Company I Nasdaq-100 Index Fund	1,777	22.11	44.61	51,074	0.40	1.35	1.40	36.74	36.81
VALIC Company I Science & Technology Fund	8,743	17.08	17.86	181,822	0.00	1.35	1.50	37.38	37.60
VALIC Company I Small Cap Index Fund	4,217	27.08	32.13	122,050	1.32	1.35	1.40	23.41	23.47
VALIC Company I Stock Index Fund	305,788	11.81	31.14	19,116,831	0.16	0.40	1.55	29.08	30.57
VALIC Company I Systematic Core Fund	87,814	21.91	34.19	2,903,156	0.00	1.40	1.50	28.68	28.81
VALIC Company II Strategic Bond Fund	9,114	24.84	25.32	230,158	0.00	1.40	1.50	9.69	9.80

41

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	8,175		28.50	232,954	1.57		1.35		-10.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	3,156		24.05	75,904	0.47		1.35		-16.63
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	13,554		14.95	202,678	1.85		1.35		-5.69
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	8,517		19.74	168,169	0.00		1.35		-20.17
Fidelity VIP Asset Manager Portfolio Initial Class	19,081		4.81	91,860	1.30		1.55		-6.81
Fidelity VIP Asset Manager Portfolio Service Class 2	3,654		16.08	58,757	1.55		1.35		-6.89
Fidelity VIP Contrafund Portfolio Service Class 2	18,081		24.63	445,261	0.46		1.35		-7.90
Fidelity VIP Equity-Income Portfolio Service Class 2	15,331		18.68	286,426	2.05		1.35		-9.77
Fidelity VIP Government Money Market Portfolio Initial Class	79,084		9.83	777,000	1.62		1.40		0.23
Fidelity VIP Growth Portfolio Service Class 2	18,789		16.25	305,329	0.04		1.35		-1.77
Fidelity VIP Index 500 Portfolio Initial Class	6,229		6.55	40,773	1.98		1.55		-5.97
FTVIP Templeton Foreign VIP Fund Class 2	6,928		13.95	96,636	2.81		1.35		-16.58
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,495		21.00	31,397	0.49		1.35		-2.37
Invesco Comstock Fund Class A	24,441		59.83	1,462,280	1.56		0.75		-12.90
Invesco Government Money Market Fund Class AX	5,516		9.56	52,719	1.29		0.75		0.54
Invesco High Yield Fund Class A	39,254		12.90	506,553	5.16		0.75		-4.03
Invesco V.I. American Franchise Fund Series I	120,607	26.56	38.42	3,896,972	0.00	1.25	1.40	-4.97	-4.83
Invesco V.I. American Value Fund Series I	113,820		21.97	2,501,195	0.51		1.40		-13.87
Invesco V.I. Comstock Fund Series I	145,724		16.34	2,380,402	1.80		1.40		-13.39
Invesco V.I. Core Equity Fund Series I	23,750		16.55	393,101	0.94		1.35		-10.62
Invesco V.I. EQV International Equity Fund Series 1	8,986		17.93	161,151	2.11		1.35		-16.12
Invesco V.I. Global Core Equity Fund Series I	83,819		9.47	793,492	1.10		1.40		-16.50
Invesco V.I. Government Securities Fund Series I	74,980	10.27	10.93	783,279	2.08	0.75	1.55	-1.00	-0.20
Invesco V.I. Growth and Income Fund Series I	340,206	19.91	28.73	6,851,644	2.12	1.25	1.40	-14.59	-14.46
Invesco V.I. High Yield Fund Series I	36,010	12.24	12.28	440,882	4.85	1.35	1.40	-4.70	-4.66
Janus Henderson Enterprise Portfolio Service Shares	5,571		16.88	94,060	0.12		1.35		-2.00
Janus Henderson Global Research Portfolio Service Shares	3,507		10.34	36,270	1.05		1.35		-8.34
Janus Henderson Overseas Portfolio Service Shares	3,477		12.26	42,620	1.94		1.35		-16.28
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,163		22.51	48,670	0.46		1.35		-13.12
MFS VIT Growth Series Initial Class	23,117		24.75	572,074	0.10		1.35		1.28
MFS VIT New Discovery Series Initial Class	4,000		21.27	85,088	0.00		1.35		-2.80
MFS VIT Research Series Initial Class	2,116		17.36	36,735	0.79		1.35		-5.66
MFS VIT II Core Equity Portfolio Initial Class	10,848		12.38	134,279	0.73		1.35		-5.13
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	74,641		10.13	756,126	2.46		1.40		-2.04
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	73,189		10.80	790,271	0.48		1.40		-18.62
Morgan Stanley VIF Global Strategist Portfolio Class I	42,994		8.18	351,847	1.08		1.40		-7.81
Morgan Stanley VIF Growth Portfolio Class I	156,143	25.43	33.11	4,049,272	0.00	1.35	1.40	6.04	6.09
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	15,854		34.83	552,235	2.85		1.40		-9.01
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,647		15.86	57,832	0.00		1.35		-7.67
PIMCO Real Return Portfolio Administrative Class	9,397		19.65	184,618	2.47		1.35		-3.53
PIMCO Short-Term Portfolio Administrative Class	3,158		12.34	38,984	2.11		1.35		0.16
PIMCO Total Return Portfolio Administrative Class	14,589		19.63	286,461	2.51		1.35		-1.88
Pioneer Fund VCT Portfolio Class I	6,673		21.56	143,894	1.19		1.35		-2.84
Pioneer Select Mid Cap Growth VCT Portfolio Class I	10,326		21.60	222,998	0.00		1.35		-7.74
PVC Diversified International Account Class 1	509,962	2.03	7.26	1,301,900	2.24		1.40		-18.69
PVC Equity Income Account Class 1	183,011	3.71	18.73	2,608,503	2.02		1.40		-6.34
PVC Government & High Quality Bond Account Class 1	326,630	2.16	8.68	952,290	3.69		1.40		-0.50
PVC Principal Capital Appreciation Account Class 1	1,044,390	3.70	23.92	8,151,314	1.19		1.40		-4.76
PVC SAM Balanced Portfolio Class 1	1,796,193	2.42	15.78	14,429,182	3.11		1.40		-6.37
PVC SAM Conservative Balanced Portfolio Class 1	182,812	2.10	10.95	835,612	3.69		1.40		-4.84
PVC SAM Conservative Growth Portfolio Class 1	1,944,087	2.40	16.76	13,733,373	2.87		1.40		-7.93
PVC SAM Flexible Income Portfolio Class 1	234,590	2.08	12.37	1,890,232	4.12		1.40		-3.34
PVC SAM Strategic Growth Portfolio Class 1	514,199	2.24	18.04	5,734,549	2.66		1.40		-9.88
PVC Short-Term Income Account Class 1	287,957	1.77	7.87	568,235	2.15		1.40	-0.40	-0.39
PVC SmallCap Account Class 1	599,518	3.70	11.38	2,529,021	0.34		1.40		-12.14
Putnam VT International Value Fund Class IB	4,059		12.43	50,456	2.19		1.35		-18.73
Putnam VT Large Cap Value Fund Class IB	18,489		17.52	323,861	0.72		1.35		-9.72
Royce Small-Cap Portfolio Investment Class	3,927		26.70	104,835	0.07		0.40		-8.71
VALIC Company I Blue Chip Growth Fund	1,029		36.01	37,042	0.07		0.40		1.56
VALIC Company I Government Money Market I Fund	124,756	6.51	8.84	1,149,822	1.08	0.40	1.55	-0.25	0.91
VALIC Company I Health Sciences Fund	1,656		59.10	97,868	0.00		0.40		0.56
VALIC Company I International Equities Index Fund	18,984	1.60	14.01	165,942	2.09	0.40	1.55	-15.08	-14.09
VALIC Company I Mid Cap Index Fund	26,704	23.05	38.40	912,695	1.13	0.40	1.40	-12.67	-11.79
VALIC Company I Nasdaq-100 Index Fund	1,995	16.16	32.62	40,877	0.56	1.35	1.40	-2.02	-1.97
VALIC Company I Science & Technology Fund	2,341	12.41	30.79	41,211	0.00	1.35	1.40	-2.84	-2.79
VALIC Company I Small Cap Index Fund	5,811	21.94	22.25	134,751	1.06	1.25	1.40	-12.47	-12.34
VALIC Company I Stock Index Fund	48,734	9.15	23.85	947,006	2.11	0.40	1.55	-6.19	-5.10

42

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.it

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

43

 American General Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2022 and 2021 and

for each of the three years ended December 31, 2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinion

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: 646 471 3000; F: 813 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, investment risk interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 25, 2023

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2022	2021
Admitted assets
Cash and investments
Bonds	$108,455	$107,774
Preferred stock	93	91
Common stock	927	1,144
Cash, cash equivalents and short-term investments	951	802
Mortgage loans	25,131	22,276
Real estate	9	9
Contract loans	1,138	1,164
Derivatives	466	1,082
Securities lending reinvested collateral assets	—	1,727
Derivative cash collateral	1,574	36
Other invested assets	8,026	6,681
Total cash and investments	146,770	142,786
Amounts recoverable from reinsurers	270	338
Amounts receivable under reinsurance contracts	492	272
Current federal income tax recoverable	232	—
Deferred tax asset	1,087	854
Due and accrued investment income	1,136	1,029
Premiums due, deferred and uncollected	153	152
Receivables from affiliates	263	136
Other assets	1,515	1,239
Separate account assets	59,701	70,298
Total admitted assets	$211,619	$217,104

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except per share data)	2022	2021
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$108,850	$104,080
Liabilities for deposit-type contracts	12,316	12,327
Accident and health reserves	711	736
Premiums received in advance	10	9
Policy and contract claims	715	752
Policyholder dividends	17	14
Total policy reserves and contractual liabilities	122,619	117,918
Payable to affiliates	483	333
Interest maintenance reserve	1,804	2,232
Federal income taxes payable	—	201
Derivatives	807	223
Payable for securities lending	—	2,426
Repurchase agreements	1,725	120
Collateral for derivatives program	205	494
Funds held under coinsurance	11,826	11,690
Accrued expenses and other liabilities	2,424	2,230
Net transfers from separate accounts due or accrued	(1,323)	(1,895)
Asset valuation reserve	1,681	2,302
Separate account liabilities	59,618	70,298
Total liabilities	201,869	208,572
Commitments and contingencies (see Note 21)

Capital and surplus
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	5,410	3,510
Special surplus funds	916	126
Unassigned surplus	3,417	4,889
Total capital and surplus	9,750	8,532
Total liabilities and capital and surplus	$211,619	$217,104

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2022	2021	2020
Revenues
Premiums and annuity considerations	$39,948	$15,409	$10,941
Net investment income	7,172	7,503	6,035
Amortization of interest maintenance reserve	123	162	151
Reserve adjustments on reinsurance ceded	(2,112)	(2,273)	(2,069)
Commissions and expense allowances	779	703	646
Separate account fees	1,648	1,845	1,422
Other income	741	578	503
Total revenues	48,299	23,927	17,629
Benefits and expenses
Death benefits	811	736	811
Annuity benefits	2,652	2,806	2,563
Surrender benefits	9,350	8,453	6,857
Other benefits	692	668	668
Change in reserves	4,769	2,729	3,672
Commissions	2,672	1,099	962
General insurance expenses	928	978	928
Net transfers to (from) separate accounts	1,109	1,682	273
Modco reinsurance assumed	22,366
Other expenses	445	704	602
Total benefits and expenses	45,794	19,855	17,336
Net gain from operations before dividends to policyholders and federal income taxes	2,505	4,072	293

Dividends to policyholders	6	1	3
Net gain from operations after dividends to policyholders and before federal income taxes	2,499	4,071	290

Federal income tax expense	518	1,422	961
Net gain (loss) from operations	1,981	2,649	(671)

Net realized capital (losses) gains, net of tax after transfers to interest maintenance reserves	(1,190)	(405)	640
Net income (loss)	$791	$2,244	$(31)

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2020	$7	$3,510	$—	$2,772	6,289
Net loss	—	—	—	(31)	(31)
Change in net unrealized capital gains (losses)	—	—	—	155	155
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	351	351
Change in deferred tax	—	—	—	850	850
Change in non-admitted assets	—	—	—	(643)	(643)
Change in reserve on account of change in valuation basis	—	—	—	47	47
Change in asset valuation reserve	—	—	—	(139)	(139)
Change in surplus from separate accounts	—	—	—	204	204
Other changes in surplus in separate accounts	—	—	—	(204)	(204)
Change is surplus as a result of reinsurance	—	—	—	(5)	(5)
Prior period corrections (see Note 2)	—	—	—	31	31
Reinsurance permitted practice	—	—	—	353	353
Other changes	—	—	(128)	381	253
Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511
Net income	—	—	—	2,244	2,244
Change in net unrealized capital gains (losses)	—	—	—	206	206
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(267)	(267)
Change in deferred tax	—	—	—	853	853
Change in non-admitted assets	—	—	—	(587)	(587)
Change in asset valuation reserve	—	—	—	(205)	(205)
Change in surplus from separate accounts	—	—	—	450	450
Other changes in surplus in separate accounts	—	—	—	(450)	(450)
Change in surplus as a result of reinsurance	—	—	—	(2)	(2)
Dividends	—	—	—	(1,045)	(1,045)
Prior period corrections (see Note 2)	—	—	—	(161)	(161)
Reinsurance permitted practice	—	—	—	(30)	(30)
Other changes	—	—	254	(239)	15
Balance, December 31, 2021	$7	$3,510	$126	$4,889	$8,532
Net income	—	—	—	791	791
Change in net unrealized capital gains (losses)	—	—	—	(694)	(694)
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(705)	(705)
Change in deferred tax	—	—	—	(40)	(40)
Change in non-admitted assets	—	—	—	(84)	(84)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(22)	(22)
Change in asset valuation reserve	—	—	—	621	621
Change in surplus from separate accounts	—	—	—	296	296
Other changes in surplus in separate accounts	—	—	—	(296)	(296)
Additional paid in surplus	—	1,900	—	—	1,900
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends	—	—	—	(800)	(800)
Prior period corrections (see Note 2)	—	—	—	73	73
Reinsurance permitted practice	—	—	—	433	433
Other changes	—	—	790	(789)	1
Balance, December 31, 2022	$7	$5,410	$916	$3,417	$9,750

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2022	2021	2020
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$18,180	$13,618	$10,930
Net investment income collected	6,547	6,966	5,508
Other income	557	851	298
Total revenue received	25,284	21,435	16,736
Benefits paid	13,473	12,474	10,280
Net transfers to separate accounts	536	2,192	56
Commissions and expenses paid	3,584	2,129	1,984
Dividends paid to policyholders	2	4	3
Federal income taxes paid	1,089	1,227	1,207
Total benefits and expenses paid	18,684	18,026	13,530
Net cash provided by operations	6,600	3,409	3,206
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	15,962	23,554	20,811
Stocks	498	233	306
Mortgage loans	3,005	3,082	2,882
Real estate	—	—	168
Other invested assets	1,136	2,057	1,429
Derivatives	—	—	1,576
Securities lending reinvested collateral assets	1,727	—	—
Other, net	124	421	256
Total proceeds from investments sold, matured or repaid	22,452	29,347	27,428
Cost of investments acquired:
Bonds	17,824	24,029	26,051
Stocks	300	643	451
Mortgage loans	6,465	4,066	2,752
Real estate	1	1	12
Derivatives, net	823	407	—
Other invested assets	2,791	2,496	1,537
Securities lending reinvested collateral assets	—	35	409
Other, net	1,878	127	200
Total cost of investments acquired	30,082	31,804	31,412
Net adjustment in contract loans	(26)	(69)	(26)
Net cash provided by (used in) investing activities	(7,604)	(2,388)	(3,958)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	1,900	—	—
Net deposits on (withdrawals from) deposit-type contracts	(11)	(707)	995
Dividends to parent	(800)	(750)	—
Change in securities lending	(2,426)	747	227
Other, net	2,490	(568)	143
Net cash provided by (used in) provided by financing and miscellaneous activities	1,153	(1,278)	1,365

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
Net increase (decrease) in cash, cash equivalents and short-term investments	149	(257)	613
Cash, cash equivalents and short-term investments at beginning of year	802	1,059	446
Cash, cash equivalents and short-term investments at end of year	$951	$802	$1,059

Non-cash activities, excluded from above:
Non-cash Modco adjustment on assumed reinsurance	$22,924	$—	$—
Non-cash pension risk transfer premiums	1,159	1,809	—
Non-cash Fortitude Re settlement	204	448	—
Non-cash transfer from other invested assets to mortgage loans	12	154	31
Settlement of non-cash dividends payable	—	295	—
Non-cash transfer from mortgage loans to other invested assets	—	—	179
Non-cash transfer from common stocks to other invested assets	—	—	111
Non-cash transfer from other invested assets to bonds	—	—	59
Non-cash transfer from other invested assets to common stocks	—	34	47

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holding, Inc. ( AIG Life Holding ). AIG Life Holding is wholly owned by Corebridge Financial Inc. (Corebridge), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. The Company’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance, Inc. (AIG Direct).

SunAmerica Fund Services, Inc. (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity (VA) business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. See Affiliate Transactions note for more details.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices. Such permitted practices employed by the Company include the following:

At December 31, 2022, 2021 and 2020, the Company used the following permitted practice that resulted in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of their respective state regulator been followed in all respects:

The Company received a permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2020 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, the Company received approval from the TDI to apply a permitted practice in its financial statements allowing the Company to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows the Company to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, the permitted practice above was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to the Company for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. Effective December 31, 2022, the reinsurance agreement for Block 2 was amended to update certain definitions contained in the agreement related to new business.

Effective October 1, 2022 and periods through September 30, 2023, the Company received approval from the TDI to apply a permitted practice in its financial statements allowing the Company to recognize an admitted asset related to the notional value of coverage defined in an additional excess of loss agreement. This excess of loss agreement has a 20-year term and provides coverage to the Company for aggregate claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on the treaty effective date and certain new business (“Block 3”).

The value of these assets subject to the above permitted practice was approximately $1,017 million, $584 million and $614 million in total at December 31, 2022, 2021 and 2020 respectively and are reported in Other assets on the balance sheet. The permitted practice allows the Company to manage its reserves in a manner more in line with anticipated

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2022	2021	2020
NET INCOME
State basis		$791	$2,244	$(31)

Net (loss) income, NAIC SAP		$791	$2,244	$(31)

SURPLUS
State basis		$9,750	$8,532	$7,511
State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4	(1,017)	(584)	(614)
Statutory capital and surplus, NAIC SAP		$8,733	$7,948	$6,897

In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in SSAP 43R, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities of three month or less and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Starting in 2022 the Company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. Hedge accounting was not used for any derivative instruments for the years ending in 2021.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2020 and subsequent years. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a net asset IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion at December 31, 2022 and 2021, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020 and subsequent ears, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $175 million at December 31, 2022.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries and third-party managers is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement, because the Company is included in the consolidated federal income tax return of its ultimate parent company filing group. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for Corebridges’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, the Company’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020.

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. The Company will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date.

In implementing SSAP 108, the Company uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2021 and 2022 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2022, three out-of-period errors were identified and corrected, which increased unassigned surplus by $72 million. This decreased claims reserved as a result of overstated claim reserves from 2019-2021. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any net asset IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any net asset IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Bonds:
U.S. government obligations	$1,314	$4	$(198)	$1,120
All other governments	2,629	20	(385)	2,264
States, territories and possessions	268	2	(30)	240
Political subdivisions of states, territories and possessions	332	8	(21)	319
Special revenue	6,159	35	(710)	5,484
Industrial and miscellaneous	93,378	1,001	(13,217)	81,162
Hybrid securities	435	10	(28)	417
Bank loans	3,580	3	(115)	3,468
Parent, subsidiaries and affiliates	360	—	—	360
Total bonds	108,455	1,083	(14,704)	94,834
Preferred stock	93	—	(4)	89
Common stock*	927	—	—	927
Total equity securities	1,020	—	(4)	1,016
Total	$109,475	$1,083	$(14,708)	$95,850
December 31, 2021
Bonds:
U.S. government obligations	$1,351	$203	$—	$1,554
All other government	2,960	286	(61)	3,185
States, territories and possessions	349	60	—	409
Political subdivisions of states, territories and possessions	336	81	—	417
Special revenue	6,820	1,004	(11)	7,813
Industrial and miscellaneous	92,128	9,011	(587)	100,552
Hybrid securities	525	125	(2)	648
Bank loans	2,955	12	(41)	2,926
Parent, subsidiaries and affiliates	350	—	—	350
Total bonds	107,774	10,782	(702)	117,854
Preferred stock	91	5	—	96
Common stock*	1,144	—	—	1,144
Total equity securities	1,235	5	—	1,240
Total	$109,009	$10,787	$(702)	$119,094

  * Common stock includes $753 million and $979 million of investments in affiliates at December 31, 2022 and 2021, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
Bonds:
U.S. government obligations	$990	$(197)	$1	$—	$991	$(197)
All other government	1,953	(389)	—	—	1,953	(389)
U.S. States, territories and possessions	180	(30)	—	—	180	(30)
Political subdivisions of states, territories and possessions	177	(21)	—	—	177	(21)
Special revenue	4,565	(694)	78	(16)	4,643	(710)
Industrial and miscellaneous	57,098	(10,308)	12,196	(2,927)	69,294	(13,235)
Hybrid securities	268	(30)	—	—	268	(30)
Bank loans	2,184	(71)	897	(47)	3,081	(118)
Total bonds	67,415	(11,740)	13,172	(2,990)	80,587	(14,730)
Preferred stock	84	(6)	—	—	84	(6)
Common stock	2	—	—	—	2	—
Total equity securities	86	(6)	—	—	86	(6)
Total	$67,501	$(11,746)	$13,172	$(2,990)	$80,673	$(14,736)
December 31, 2021
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
All other government	482	(27)	213	(34)	695	(61)
U.S States, territories and possessions	6	—	—	—	6	—
Political subdivisions of states, territories and possessions	32	—	—	—	32	—
Special revenue	421	(10)	18	(1)	439	(11)
Industrial and miscellaneous	17,010	(345)	3,330	(247)	20,340	(592)
Hybrid securities	11	—	23	(2)	34	(2)
Bank loans	1,067	(13)	753	(28)	1,820	(41)
Total	$19,029	$(395)	$4,337	$(312)	$23,366	$(707)
Preferred stock	4	—	—	—	4	—
Common stock	6	(1)	—	—	6	(1)
Total equity securities	10	(1)	—	—	10	(1)
Total	$19,039	$(396)	$4,337	$(312)	$23,376	$(708)

As of December 31, 2022 and 2021, the number of bonds and equity securities in an unrealized loss position was 8,092 and 2,507, respectively. Bonds comprised 8,010 of the total, of which 1,189 were in a continuous loss position greater than 12 months at December 31, 2022.Bonds comprised 2,501 of the total, of which 519 were in a continuous loss position greater than 12 months at December 31, 2021.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2022 and 2021, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2022
Due in one year or less	$1,449	$1,446
Due after one year through five years	11,917	11,496
Due after five years through ten years	16,085	14,354
Due after ten years	48,692	39,072
LBaSS	30,699	28,853
Total	$108,842	$95,221

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $124 million and $102 million at December 31, 2022 and 2021, respectively, which is the fair value. At December 31, 2022 and 2021, the Company had no income excluded from due and accrued for bonds.

December 31, 2022 , the Company’s bond portfolio included bonds totaling $7.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2021, the Company’s bond portfolio included bonds totaling $7.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

December 31, 2022 and 2021 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2022	2021
Consumer cyclical	21.3%	18.7%
Consumer non-cyclical	16.1	15.7
Capital Goods	8.3	8.9

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2022		December 31, 2021
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$30,699	$28,853	$26,365	$28,172

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2022 and 2021, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2022 and 2021, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2022, 2021 and 2020, the Company recognized total OTTI of $114 million, $13 million and $57 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2022 and 2021, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
LBaSS	$16,448	$(1,565)	$6,349	$(999)	$22,797	$(2,564)
December 31, 2021
LBaSS	$7,974	$(108)	$111	$(10)	$8,085	$(118)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2022	2021
Balance, beginning of year	$1,263	$1,320
Increases due to:
Credit impairment on new securities subject to impairment losses	42	—
Additional credit impairment on previously impaired investments	71	13
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	120	70
Balance, end of year	$1,256	$1,263

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2022.

Mortgage Loans

Mortgage loans had outstanding principal balances of $25.8 billion and $22.5 billion at December 31, 2022 and 2021, respectively. Contractual interest rates range from 0.00 percent to 13.00 percent. The mortgage loans at December 31, 2022 had maturity dates ranging from 2022 to 2069.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2022	2021
Geographic distribution:
Mid-Atlantic	28.0%	30.5%
Foreign	22.5	24.1
Pacific	14.7	12.4
South Atlantic	12.1	11.8
West South Central	6.5	7.0
East North Central	5.8	5.2
New England	4.5	4.9
Mountain	3.9	2.9
East South Central	1.5	0.6
West North Central	0.5	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	35.9%	37.1%
Office	23.8	27.0
Retail	8.3	11.2
Industrial	16.2	10.5
Hotel/Motel	4.8	5.7
Other	11.1	8.5
Total	100.0%	100.0%

At December 31, 2022, there were 285 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 82 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2022 and 2021:

	Years Ended December 31,
	2022		2021
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	12.60%	3.00%	8.95%	2.10%
Multi-family	15.03	2.98	7.44	1.80
Retail	—	—	7.10	2.25
Industrial	9.34	2.68	6.50	2.35
Hotel/Motel	8.68	4.04	6.00	—
Other	37.35	—	5.91	1.99

The Company reduced the interest rate on three loans during 2022. The Company did not reduce any interest rates during 2021.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 90 percent and 95.0 percent, in 2022 and 2021, respectively.

At December 31, 2022, the Company held $800 million in impaired mortgages with $492 million of related allowances for credit losses and $308 million in impaired loans without a related allowance. At December 31, 2021, the Company held $549 million in impaired mortgages with $231 million of related allowances for credit losses and $318 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $669 million and $371 million, at December 31, 2022 and 2021, respectively. The Company recognized interest income of $22 million, $14 million and $3 million, in 2022, 2021 and 2020, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2022	2021	2020
Balance, beginning of year	$245	$274	$197
Additions (reductions) charged to unrealized capital loss	58	(28)	77
Direct write-downs charged against allowance	(9)	(1)	—
Balance, end of year	$294	$245	$274

During 2022, the Company did not derecognized any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2022	2021
Current	$24,981	$22,144
30 - 59 days past due	21	98
60 - 89 days past due	3	3
90 - 179 days past due	125	29
Greater than 180 days past due	1	2
Total	$25,131	$22,276

At December 31, 2022 and 2021, the Company had mortgage loans outstanding under participant or co-lender agreements of $21.2 billion and $19.0 billion, respectively.

The Company had $466 million and $404 million in restructured loans at December 31, 2022 and 2021, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2022:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	— %	$385	0.30%	$—	— %
b. 91% to 95%	—	—	244	0.20	—	—
c. 81% to 90%	1	—	728	0.50	—	—
d. 71% to 80%	—	—	2,307	1.50	—	—
e. below 70%	2,483	1.60	18,983	12.50	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2022 and 2021. At December 31, 2022, the Company had $4 million of outstanding commitments to debtors that held loans with restructured terms and none in 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,

(in millions)	2022	2021
Properties occupied by the Company	$6	$6
Properties held for production of income	3	3
Total	$9	$9

The Company recognized no gains or losses in 2022, 2021 and 2020. The Company did not recognize any impairment write-downs for its investment in real estate during 2022, 2021 and 2020.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2022	2021
Investments in limited liability companies	$972	$964
Investments in limited partnerships	4,188	3,752
Other unaffiliated investments	2,717	1,836
Receivable for securities	73	197
Initial margin for futures	86	55
Non-admitted assets	(10)	(123)
Total	$8,026	$6,681

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $840 million at December 31, 2022. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $13 million, $15 million and $29 million during 2022, 2021 and 2020, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$4,608	$4,802	$4,841
Preferred stocks	10	4	9
Common stocks	2	7	4
Cash and short-term investments	44	15	34
Mortgage loans	1,038	946	898
Real estate*	4	4	5
Contract loans	68	65	78
Derivatives	994	167	90
Investment income from affiliates	399	1,419	119
Other invested assets	320	271	193
Gross investment income	7,487	7,700	6,271
Investment expenses	(315)	(197)	(236)
Net investment income	$7,172	$7,503	$6,035

* Includes amounts for the occupancy of Company-owned property of $2 million in 2022, 2021 and 2020.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(551)	$446	$566
Preferred stocks	—	14	5
Common stocks	(2)	16	74
Cash and short-term investments	(79)	(1)	5
Mortgage loans	(107)	18	—
Real estate	—	—	7
Derivatives	(1,233)	(659)	649
Other invested assets	80	199	199
Other	—	(49)	—
Realized capital (losses) gains	(1,892)	(16)	1,505
Federal income tax benefit (expense)	397	3	(316)
Net gains transferred to IMR	305	(392)	(549)
Net realized capital (losses) gains	$(1,190)	$(405)	$640

During 2022, 2021 and 2020, the Company recognized $167 million, $42 million and $117 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2022	2021	2020
Proceeds	$9,787	$11,495	$11,460

Gross realized capital gains	$112	$823	$1,076
Gross realized capital losses	(472)	(405)	(334)
Net realized capital (losses) gains	$(360)	$418	$742

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(369)	$(171)	$213
Preferred and common stocks	(59)	(311)	(23)
Mortgage loans	(523)	(129)	175
Real estate	—	—	(24)
Derivatives	(497)	139	271
Other invested assets	(280)	502	47
Other	19	25	(29)
Federal income tax benefit (expense)	310	(116)	(124)
Net change in unrealized (losses) gains of investments	$(1,399)	$(61)	$506

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2022	2021	2022	2021	2022	2021
Bonds - AC	11	6	$15	$28	$13	$28
LB&SS - AC	14	2	11	7	11	7
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	4	3	7	—	7	—
Total	29	11	$33	$35	$31	$35

AC - Amortized Cost

FV - Fair Value

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2022 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
5899296D5	$15	$8	$7	$8	$2	3/31/2022
12628LAE0	2,765	2,304	462	2,304	2,045	3/31/2022
94986QAA1	8,915	8,772	142	8,772	8,394	3/31/2022
Quarterly Total	$11,695	$11,084	$611	$11,084	$10,441
25151UAD9	$1,982	$1,695	$287	$1,695	$1,691	6/30/2022
12669GC82	591	579	12	579	591	6/30/2022
17029PAA3	21,997	19,497	2,500	19,497	19,497	6/30/2022
Quarterly Total	$24,570	$21,771	$2,799	$21,771	$21,779
03215PCV9	$471	$469	$2	$469	$471	9/30/2022
07386HK26	14,122	12,112	2,010	12,112	11,432	9/30/2022
54910ECU7	1,845	1,530	315	1,530	3,029	9/30/2022
54910EFN0	2,026	1,423	602	1,423	2,818	9/30/2022
07386HSW2	679	651	27	651	651	9/30/2022
004421MR1	1,029	328	701	328	234	9/30/2022
040104SN2	56,451	55,353	1,097	55,353	61,848	9/30/2022
05950GAR4	2,429	2,374	55	2,374	2,618	9/30/2022
007037AB0	9,125	8,936	190	8,936	9,691	9/30/2022
126694JS8	888	884	4	884	811	9/30/2022
02660TJE4	6,352	5,232	1,121	5,232	6,470	9/30/2022
05952FAM5	602	556	46	556	556	9/30/2022
00077BKC6	17	16	1	16	16	9/30/2022
05948XTP6	208	124	84	124	94	9/30/2022
43709XAF8	14,497	14,039	458	14,039	14,789	9/30/2022
073873AA9	9,550	9,127	423	9,127	12,102	9/30/2022
007036UQ7	1,677	1,547	129	1,547	2,106	9/30/2022
02660LAB6	9,541	9,420	121	9,420	10,051	9/30/2022
02146QAD5	37,254	34,470	2,785	34,470	40,405	9/30/2022
073871AE5	16,960	16,302	658	16,302	20,098	9/30/2022
02660BAA0	37,329	35,802	1,526	35,802	44,801	9/30/2022
059469AE6	1,207	1,138	69	1,138	1,121	9/30/2022
05530MAA7	76,993	75,032	1,962	75,032	84,289	9/30/2022
07386HWR8	1,432	1,428	4	1,428	1,428	9/30/2022
02660KAA0	55,261	52,804	2,457	52,804	59,231	9/30/2022
07387RAA6	27,346	24,515	2,832	24,515	34,315	9/30/2022
073875AA4	14,149	12,259	1,890	12,259	15,834	9/30/2022
02660UAA8	14,249	13,789	461	13,789	15,761	9/30/2022
02660LAF7	94,917	90,467	4,450	90,467	93,286	9/30/2022
02150AAF8	10,086	9,772	314	9,772	13,907	9/30/2022
040104RG8	26,269	25,979	290	25,979	29,170	9/30/2022
07383UGB5	3,120	2,480	641	2,480	2,480	9/30/2022
073879CD8	633	605	28	605	605	9/30/2022
02150TAD2	16,292	14,826	1,465	14,826	14,826	9/30/2022
126694PP7	$2,422	$2,414	$7	$2,414	$2,029	9/30/2022
17029RAA9	633	4	629	4	4	9/30/2022
02149JBE5	3,986	3,366	620	3,366	4,176	9/30/2022
Quarterly Total	$572,047	$541,573	$30,474	$541,573	$617,553

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
25702@AB2	$20	$1	$18	$1	$1	12/31/2022
225458BM9	6,874	6,256	618	6,256	5,812	12/31/2022
12667GMY6	705	684	21	684	690	12/31/2022
86359LQB8	4,962	4,321	641	4,321	4,328	12/31/2022
86361WAA9	549	547	1	547	535	12/31/2022
525221FQ5	5,443	4,636	807	4,636	6,195	12/31/2022
61915YAD3	18,301	17,742	559	17,742	17,596	12/31/2022
12652CBF5	661	559	102	559	559	12/31/2022
69371VBL0	95	94	—	94	110	12/31/2022
69374JBV2	124	118	6	118	168	12/31/2022
69374XBU3	60	59	1	59	62	12/31/2022
693684BV3	87	56	31	56	62	12/31/2022
693650BU6	103	59	44	59	59	12/31/2022
69376DBU5	144	143	1	143	79	12/31/2022
54910EAG0	103,232	93,919	9,312	93,919	143,375	12/31/2022
54910EBW4	47,599	42,563	5,036	42,563	67,309	12/31/2022
54910ECA1	15,003	13,481	1,522	13,481	21,558	12/31/2022
54910EDW2	12,973	10,863	2,110	10,863	16,572	12/31/2022
54910EEL5	3,295	2,566	729	2,566	3,913	12/31/2022
36242DQY2	55	50	5	50	47	12/31/2022
65535VMF2	4,774	4,236	538	4,236	4,266	12/31/2022
12667FM77	8,986	7,845	1,142	7,845	7,112	12/31/2022
55265K2V0	1,091	1,049	42	1,049	1,054	12/31/2022
12667FUZ6	2,554	2,467	87	2,467	2,467	12/31/2022
12667F4S1	1,829	1,740	90	1,740	1,728	12/31/2022
362341S75	325	303	22	303	305	12/31/2022
36242DYH0	268	265	3	265	265	12/31/2022
12667GPW7	2,365	2,279	86	2,279	2,299	12/31/2022
59023PAB9	1,050	1,026	24	1,026	1,031	12/31/2022
004421MW0	21,187	20,993	194	20,993	20,895	12/31/2022
61745MWR0	1	—	—	—	—	12/31/2022
92922F8M3	2,024	2,024	—	2,024	2,345	12/31/2022
45254NRG4	2,416	2,285	132	2,285	2,261	12/31/2022
542512AD0	11,838	11,793	46	11,793	16,722	12/31/2022
31659EAC2	35,713	30,896	4,816	30,896	39,853	12/31/2022
07386HJT9	5,032	4,978	54	4,978	4,978	12/31/2022
362437AD7	1,574	1,424	150	1,424	1,423	12/31/2022
251510NC3	40,983	35,998	4,985	35,998	46,483	12/31/2022
36298NBA1	2,521	2,072	448	2,072	2,083	12/31/2022
125439AA7	18,209	16,641	1,568	16,641	16,034	12/31/2022
761118XU7	20,954	16,870	4,084	16,870	23,609	12/31/2022
92922F6Y9	6,429	6,273	157	6,273	6,647	12/31/2022
456610AA2	9,290	9,193	97	9,193	9,266	12/31/2022
25151RAA2	11,699	11,452	246	11,452	12,003	12/31/2022
362348AS3	9,171	8,218	953	8,218	10,301	12/31/2022
74923WAB4	9,590	9,056	534	9,056	8,650	12/31/2022
54251WAA0	29,346	28,800	546	28,800	38,539	12/31/2022
07384YPN0	169	163	6	163	163	12/31/2022
576433EK8	45	2	44	2	2	12/31/2022
396782CZ5	5	5	—	5	5	12/31/2022
59020UDT9	325	167	158	167	149	12/31/2022
362341EN5	2,177	2,079	98	2,079	2,082	12/31/2022
396782CY8	5	5	—	5	5	12/31/2022
126694CT3	1,681	1,621	60	1,621	1,614	12/31/2022
02660THY2	3,918	3,894	24	3,894	3,758	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
361856CV7	395	364	31	364	364	12/31/2022
12559QAG7	29,927	29,531	396	29,531	28,503	12/31/2022
617487AD5	1,976	1,873	102	1,873	1,873	12/31/2022
61750PAC2	804	757	46	757	757	12/31/2022
251510FV0	8,501	8,462	39	8,462	9,169	12/31/2022
69372XBR2	518	518	—	518	415	12/31/2022
69374XBR0	673	673	—	673	495	12/31/2022
693675BR0	698	698	—	698	510	12/31/2022
61748HJY8	6,087	5,904	183	5,904	4,996	12/31/2022
933631AC7	10,494	10,131	363	10,131	12,024	12/31/2022
05952DAB4	674	654	19	654	654	12/31/2022
41162NAC1	3,341	2,872	469	2,872	2,872	12/31/2022
5899295L8	117	115	2	115	115	12/31/2022
75114NAA2	8,698	7,570	1,128	7,570	10,253	12/31/2022
362341CU1	3,435	3,317	118	3,317	3,317	12/31/2022
45254NNP8	1,712	1,499	214	1,499	1,498	12/31/2022
41162DAF6	5,733	5,028	705	5,028	5,028	12/31/2022
74922RAH3	9,542	9,158	384	9,158	12,429	12/31/2022
94984NAA0	1,805	1,720	85	1,720	1,699	12/31/2022
12667GKC6	543	514	29	514	518	12/31/2022
362341WZ8	313	296	17	296	296	12/31/2022
16162TT63	43	41	2	41	41	12/31/2022
05952GAE1	6,288	6,093	195	6,093	6,254	12/31/2022
16163HAE1	1,097	1,053	44	1,053	1,060	12/31/2022
35729PPX2	5,274	5,069	206	5,069	5,069	12/31/2022
61744CXM3	12,493	12,253	240	12,253	13,501	12/31/2022
12566TAD9	11,177	10,964	213	10,964	12,210	12/31/2022
126694H27	319	295	24	295	295	12/31/2022
94984GAD9	467	442	24	442	428	12/31/2022
36242D4W0	1,320	1,254	65	1,254	1,261	12/31/2022
525221GM3	3,850	3,785	65	3,785	3,785	12/31/2022
45661LAF5	360	356	4	356	356	12/31/2022
68389FHT4	432	430	2	430	430	12/31/2022
45669JAC9	2,771	2,728	43	2,728	2,987	12/31/2022
92922F3L0	14,046	13,891	154	13,891	15,724	12/31/2022
68389FHV9	4,338	3,505	833	3,505	3,505	12/31/2022
152314DP2	1,770	1,676	93	1,676	1,688	12/31/2022
41162DAD1	26,620	26,562	58	26,562	27,705	12/31/2022
161546HM1	1,897	1,744	153	1,744	1,744	12/31/2022
86359BUG4	41	40	1	40	40	12/31/2022
126685DB9	2,224	1,949	275	1,949	1,909	12/31/2022
76110VQK7	87	77	10	77	77	12/31/2022
94986DAA0	2,153	1,976	177	1,976	1,950	12/31/2022
126673WJ7	46	—	46	—	—	12/31/2022
576434WN0	391	233	158	233	291	12/31/2022
45662FAD2	2,070	1,945	125	1,945	1,945	12/31/2022
86360BAJ7	5,564	5,492	72	5,492	5,349	12/31/2022
93934FGB2	10,564	10,390	174	10,390	9,890	12/31/2022
059522BG6	3,037	3,030	8	3,030	2,860	12/31/2022
65538NAC7	9,206	8,680	527	8,680	8,942	12/31/2022
86360WAD4	2,830	2,802	28	2,802	3,357	12/31/2022
65535VPY8	16,714	14,676	2,037	14,676	14,542	12/31/2022
45257EAC8	9,016	8,384	632	8,384	10,230	12/31/2022
76112FAA9	24,667	22,586	2,081	22,586	22,942	12/31/2022
65538PAC2	5,534	5,422	112	5,422	9,703	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
466286AA9	6,895	6,570	325	6,570	6,881	12/31/2022
55028BAA5	1,276	1,219	57	1,219	1,219	12/31/2022
52523MAD2	12,575	10,777	1,798	10,777	13,951	12/31/2022
362480AD7	6,610	6,550	60	6,550	6,336	12/31/2022
05952EAA4	470	464	6	464	462	12/31/2022
17025TBE0	3,865	3,838	28	3,838	3,524	12/31/2022
12667GQG1	7,643	7,483	161	7,483	7,422	12/31/2022
45667QAC5	6,189	6,125	64	6,125	5,783	12/31/2022
933637AE0	4,783	4,661	122	4,661	4,791	12/31/2022
94985JBP4	1,323	1,276	47	1,276	1,281	12/31/2022
45660L6N4	2,679	2,589	90	2,589	3,041	12/31/2022
232434AE0	31,147	30,754	392	30,754	30,984	12/31/2022
93935DAA4	101,328	101,149	179	101,149	110,243	12/31/2022
61745M4M2	19,835	19,342	493	19,342	19,325	12/31/2022
05952GAA9	2,359	2,348	11	2,348	2,333	12/31/2022
65537KAX8	8,292	8,231	61	8,231	8,651	12/31/2022
61749CAA9	2,184	2,115	69	2,115	2,155	12/31/2022
45661XAD4	12,465	12,381	84	12,381	10,853	12/31/2022
456680AE7	10,213	9,348	865	9,348	9,359	12/31/2022
655378AH0	20,080	19,795	285	19,795	17,788	12/31/2022
83611MGV4	18,049	17,431	617	17,431	17,429	12/31/2022
885220DQ3	406	376	30	376	376	12/31/2022
12667F4G7	23,496	22,194	1,302	22,194	22,333	12/31/2022
45669BAA0	50,727	49,417	1,310	49,417	49,405	12/31/2022
45660NS22	8,638	8,205	433	8,205	8,407	12/31/2022
45660LEF2	21,911	21,709	202	21,709	20,319	12/31/2022
576434EC4	561	538	23	538	538	12/31/2022
126694LE6	380	349	30	349	351	12/31/2022
881561VZ4	150	148	1	148	149	12/31/2022
30253MAR3	55	55	—	55	55	12/31/2022
86359BXM8	6	5	—	5	6	12/31/2022
92990GAA1	678	589	89	589	589	12/31/2022
949802AC6	90	88	2	88	88	12/31/2022
79548KPK8	4	3	—	3	3	12/31/2022
92922FEC8	205	155	49	155	155	12/31/2022
07384YNJ1	396	380	16	380	380	12/31/2022
05946XP64	2,011	1,933	78	1,933	1,933	12/31/2022
04541GTN2	1,020	1,016	5	1,016	1,016	12/31/2022
805564PQ8	240	108	132	108	19	12/31/2022
55265WAS2	1,503	1,451	52	1,451	1,451	12/31/2022
22541QQJ4	595	223	372	223	33	12/31/2022
12669GXJ5	9,617	9,349	269	9,349	9,376	12/31/2022
617445CL3	6	1	4	1	1	12/31/2022
939336C92	959	796	163	796	781	12/31/2022
22540AQ35	59	58	—	58	58	12/31/2022
576434EX8	8	1	7	1	—	12/31/2022
12667FHZ1	450	342	108	342	342	12/31/2022
86359B4X6	52	50	3	50	48	12/31/2022
86359DLM7	3,779	3,608	171	3,608	3,607	12/31/2022
94974SAH6	33	18	15	18	18	12/31/2022
86359BWR8	430	414	16	414	414	12/31/2022
64352VMP3	26,389	24,380	2,008	24,380	24,380	12/31/2022
32051GQP3	630	617	14	617	617	12/31/2022
466247BE2	361	360	2	360	360	12/31/2022
12669G4P3	820	811	9	811	823	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22541QR79	2,064	1,895	169	1,895	1,905	12/31/2022
64352VGV7	14,818	13,926	892	13,926	13,978	12/31/2022
12669EWF9	529	504	25	504	504	12/31/2022
12667FZF5	3,193	3,160	32	3,160	3,168	12/31/2022
05946XY56	1,966	1,842	124	1,842	1,843	12/31/2022
576433DS2	364	4	361	4	3	12/31/2022
5899296T0	187	143	44	143	141	12/31/2022
12669FTC7	2,834	2,604	230	2,604	2,568	12/31/2022
05951KAM5	320	315	6	315	315	12/31/2022
362341ZV4	2,188	2,099	89	2,099	2,099	12/31/2022
68389FKQ6	154	153	1	153	153	12/31/2022
576433QT6	1,421	1,364	58	1,364	1,364	12/31/2022
02151RAB9	1,896	1,794	102	1,794	1,794	12/31/2022
02660VAG3	5,414	5,240	174	5,240	5,240	12/31/2022
81744FHV2	1,224	1,085	139	1,085	1,085	12/31/2022
61744CZD1	2,113	2,072	41	2,072	2,072	12/31/2022
12666BAE5	2,364	2,325	39	2,325	2,325	12/31/2022
12669GC58	6,689	6,330	360	6,330	6,219	12/31/2022
05946XSQ7	1,939	1,886	53	1,886	1,886	12/31/2022
12667GBC6	11,894	11,320	574	11,320	11,386	12/31/2022
22541QAP7	218	202	16	202	202	12/31/2022
92922FQF8	22	20	2	20	20	12/31/2022
36185MEG3	1,311	1,289	22	1,289	1,292	12/31/2022
57643MCZ5	80	74	5	74	74	12/31/2022
12669GXV8	2,976	2,766	210	2,766	2,780	12/31/2022
05530VAA7	3,250	3,246	4	3,246	3,064	12/31/2022
126673TG7	15	15	—	15	15	12/31/2022
007036DP8	1,029	921	108	921	921	12/31/2022
52523MAC4	10,074	9,940	134	9,940	11,077	12/31/2022
761118WQ7	6,206	5,341	865	5,341	6,663	12/31/2022
5899297K8	3,287	3,208	80	3,208	3,208	12/31/2022
126670NZ7	12,244	11,905	339	11,905	11,905	12/31/2022
17025TAR2	1,072	998	74	998	976	12/31/2022
466247KL6	166	54	113	54	54	12/31/2022
542514SW5	10,496	9,749	747	9,749	9,748	12/31/2022
23247LAD0	12,529	12,213	316	12,213	12,213	12/31/2022
02147HAF9	12,881	12,641	240	12,641	11,735	12/31/2022
466247PE7	4,629	4,344	285	4,344	4,344	12/31/2022
92922FC22	2,814	2,681	133	2,681	2,681	12/31/2022
23243WAD0	8,284	7,491	793	7,491	7,491	12/31/2022
45669FAC7	2,649	2,627	22	2,627	2,853	12/31/2022
63860FAG8	4,383	4,014	368	4,014	4,014	12/31/2022
12667F3X1	4,042	3,982	60	3,982	4,559	12/31/2022
05948K3G2	567	562	5	562	537	12/31/2022
3623413Y3	5,764	5,277	486	5,277	6,475	12/31/2022
32051GPW9	9,230	9,160	70	9,160	9,209	12/31/2022
75409TDB8	4,169	3,266	903	3,266	3,266	12/31/2022
32027EAF8	5,643	5,127	516	5,127	5,127	12/31/2022
86363XAA5	8,134	7,340	794	7,340	7,340	12/31/2022
576434TH7	1	1	—	1	1	12/31/2022
12667FFL4	1	1	—	1	1	12/31/2022
12667FYS8	253	206	47	206	208	12/31/2022
466247VH3	255	233	21	233	234	12/31/2022
576434XG4	5	5	—	5	5	12/31/2022
881561XM1	268	267	1	267	268	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
12668AL37	203	196	7	196	197	12/31/2022
225458FG8	230	219	11	219	220	12/31/2022
466275AA2	497	486	11	486	486	12/31/2022
74160MEH1	1,561	1,423	138	1,423	1,433	12/31/2022
Quarterly Total	$1,416,455	$1,336,050	$80,404	$1,336,050	$1,498,468

		Year-end Total	$114,287

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2022, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2021, the Company had bonds loaned with a fair value of approximately $2.3 billion pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021

30 days or less	$—	$313

31 to 60 days	—	765

61 to 90 days	—	1,348

Subtotal	—	2,426

Securities collateral received	—	—

Total collateral received	$—	$2,426

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$—	$—	$1,727	$1,727

Subtotal	—	—	1,727	1,727

Securities collateral received	—	—	—	—

Total collateral reinvested	$—	$—	$1,727	$1,727

Repurchase Agreements

At December 31, 2022 and 2021, bonds with a fair value of approximately $1,668 million and $122 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021
Open positions	$—	$—
30 days or less	1,316	—
31 to 60 days	145	—
61 to 90 days	—	—
Greater than 90 days	264	120
Subtotal	1,725	120
Securities collateral received	—	—
Total collateral received	$1,725	$120

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. Open - No Maturity	$200	$205	$273	$19
2. Overnight	151	158	219	546
3. 2 Days to 1 Week	—	—	—	1,164
4. > 1 Week to 1 Month	—	—	—	1,795
5. > 1 Month to 3 Months	—	—	—	307
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance 1. Open - No Maturity	$200	$180	$186	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	591
4. > 1 Week to 1 Month	—	—	—	1,130
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. Cash (Collateral - All)	$351	$364	$492	$3,832
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance 1. Cash (Collateral - All)	$200	$180	$186	$1,722
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2022		December 31, 2021

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,933	$1,668	$117	$122
Greater than three years	—	—	—	—
Subtotal	1,933	1,668	117	122
Securities collateral received	—	—	—	—
Total collateral reinvested	$1,933	$1,668	$117	$122

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance 1. BACV	$217	$225	$236	$1,933
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	206	183	176	1,668

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance a. Bonds - BACV	$—	$801	$1,132	$—
b. Bonds - FV	—	657	1,012	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	801	1,132	—
q. Total Assets - FV	—	657	1,012	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2022	2021

On deposit with states	$47	$48

Securities lending	—	2,107

Collateral held on securities lending	—	2,426

FHLB stock and collateral pledged	5,043	4,265

Subject to repurchase agreements	1,933	117

Collateral for derivatives	1,541	1,010

Guaranteed interest contracts	68	37

Other restricted assets	464	127

Total	$9,096	$10,137

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2022
In general account:

RMBS	$868	$842	$963	$(14)

CDOs	74	88	83	—

Total subprime exposure	$942	$930	$1,046	$(14)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 the Company adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

At December 31, 2022 and 2021, fair value of the derivatives was a liability of $1.2 billion and $354 million, full contract fair value was a liability of $1.7 billion and $2.4 billion and hedge target fair value was a liability of $841 million and $2.4 billion. For the period ending December 31, 2022 and 2021, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $1 billion and $356 million, respectively. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2022 and 2021, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred assets of $739 million and deferred liability $76 million, respectively. For the periods ending December 31, 2022 and 2021, amortization was a realized loss of $32 million and a realized gain of $19 million, respectively. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $478 million in 2022, an unrealized capital gain of $139 million in 2021 and an unrealized capital gain of $271 million in 2020, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2022, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2022, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $205 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2022			December 31, 2021
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$18,022	$1,700	$1,700	$24,013	$1,829	$1,829
Foreign exchange contracts	5,190	822	826	5,217	494	494
Equity contracts	58,131	1,505	1,504	54,151	4,358	4,358
Credit contracts	—	—	—	1,840	—	—
Other contracts	49	1	1	—	—	—
Derivative liabilities, gross	81,392	4,028	4,031	85,221	6,681	6,681
Counter party netting*	—	(3,562)	(3,562)	—	(5,599)	(5,599)
Derivative assets, net	$81,392	$466	$469	$85,221	$1,082	$1,082
Liabilities:
Interest rate contracts	$22,448	$2,653	$2,653	$23,713	$1,571	$1,571
Foreign exchange contracts	7,484	523	521	5,874	327	327
Equity contracts	39,808	1,193	1,193	37,065	3,924	3,924
Other contracts	—	—	—	52	—	—
Derivative liabilities, gross	69,740	4,369	4,367	66,704	5,822	5,822
Counter party netting*	—	(3,562)	(3,562)	—	(5,599)	(5,599)
Derivative liabilities, net	$69,740	$807	$805	$66,704	$223	$223
* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2022		December 31, 2021
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$4,028	$4,369	$6,681	$(5,822)
Amount offset	(3,562)	(3,562)	(5,599)	5,599
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$466	$807	$1,082	$(223)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2022		December 31, 2021
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$18,022	2069	$24,013	2071
Foreign exchange contracts	5,190	2061	5,217	2051
Equity contracts	58,131	2028	54,151	2028
Credit contracts	—	—	1,840	2026
Other contracts	49	2042	—
Derivative liabilities:
Interest rate contracts	22,448	2071	23,713	2070
Foreign exchange contracts	7,484	2060	5,874	2060
Equity contracts	39,808	2024	37,065	2023
Other contracts	—	—	52	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $848.9 million and $978.2 million at December 31, 2022 and 2021, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3

December 31, 2022
Assets:
Bonds	$94,784	$108,404	$—	$80,029	$14,755
Preferred stocks	78	82	—	78	—
Common stocks	163	163	—	163	—
Cash, cash equivalents and short-term investments	951	951	564	387	—
Mortgage loans	23,082	25,131	—	—	23,082
Contract loans	1,138	1,138	—	—	1,138
Derivatives	5	2	—	5	—
Receivables for securities	73	73	—	73	—
Securities lending reinvested collateral assets	—	—	—	—	—
Separate account assets	12,087	14,525	—	12,087	—
Liabilities:
Policy reserves and contractual liabilities	11,734	11,635	—	106	11,628
Derivatives	20	22	—	20	—
Payable for securities	369	369	—	369	—
Payable for securities lending	—	—	—	—	—

December 31, 2021
Assets:
Bonds	$117,841	$107,761	$—	$102,757	$15,084
Preferred stocks	83	79	—	83	—
Common stocks	158	158	—	158	—
Cash, cash equivalents and short-term investments	802	802	170	632	—
Mortgage loans	23,331	22,276	—	—	23,331
Contract loans	1,164	1,164	—	—	1,164
Receivables for securities	197	197	—	197	—
Securities lending reinvested collateral assets	1,727	1,727	—	1,727	—
Separate account assets	13,248	12,492	—	13,248	—
Liabilities:
Policy reserves and contractual liabilities	12,293	11,518	—	153	12,140
Payable for securities	678	678	—	678	—
Payable for securities lending	2,426	2,426	—	2,426	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2022
Assets at fair value:
Bonds
All Other Government		2			2
Industrial and miscellaneous	—	46	3	—	49
Total bonds	—	48	3	—	51
Preferred stock
Industrial and miscellaneous	4	—	7	—	11
Total preferred stock	4	—	7	—	11
Common stock
Industrial and miscellaneous	7	2	2	—	11
Mutual funds	—	—	—	—	—
Total common stock	7	2	2	—	11
Derivative assets:
Interest rate contracts	1	1,411	288	—	1,700
Foreign exchange contracts	—	821	—	—	821
Equity contracts	9	1,255	240	—	1,504
Other Contracts	—	—	1		1
Counterparty netting	—	—		(3,562)	(3,562)
Total derivative assets	10	3,487	529	(3,562)	464
Separate account assets	43,653	1,523	—	—	45,176
Total assets at fair value	$43,674	$5,060	$541	$(3,562)	$45,713
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,653	$—	$—	$2,653
Foreign exchange contracts	—	502	—	—	502
Equity contracts	2	1,174	16	—	1,192
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative liabilities	2	4,329	16	(3,562)	785
Total liabilities at fair value	$2	$4,329	$16	$(3,562)	$785
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$2	$11	$—	$13
Total bonds	—	2	11	—	13
Preferred stock
Industrial and miscellaneous	5	1	6	—	12
Total preferred stock	5	1	6	—	12
Common stock
Industrial and miscellaneous	7	—	—	—	7
Mutual funds	—	1	—	—	1
Total common stock	7	1	—	—	8
Derivative assets:
Interest rate contracts	—	1,829	—	—	1,829
Foreign exchange contracts	—	494	—	—	494
Equity contracts	5	3,942	410	—	4,357
Counterparty netting	—	—	—	(5,599)	(5,599)
Total derivative assets	5	6,265	410	(5,599)	1,081
Separate account assets	55,769	2,037	—	—	57,806
Total assets at fair value	$55,786	$8,306	$427	$(5,599)	$58,920
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,570	$—	$—	$1,571
Foreign exchange contracts	—	327	—	—	327
Equity contracts	1	3,901	22	—	3,924
Counterparty netting	—	—	—	(5,599)	(5,599)
Total derivative liabilities	2	5,798	22	(5,599)	223
Total liabilities at fair value	$2	$5,798	$22	$(5,599)	$223

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2020	$1	$—	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	—	—	88	86	44
Included in surplus	2	1	—	30	33	24
Purchases, issuances and settlements	(14)	—	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	—	50	—
Transfers out of Level 3	(14)	(2)	—	—	(16)	—
Balance, December 31, 2020	$12	$—	$—	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(9)	14	10	(56)	(41)	7
Included in surplus	15	—	—	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	—	52	94	—
Transfers out of Level 3	(2)	—	—	(53)	(55)	—
Balance, December 31, 2021	$11	$6	$—	$410	$427	$22
Total realized/unrealized capital gains or losses:
Included in net (loss) income	13	—	—	(232)	(219)	(29)
Included in surplus	(11)	(1)	—	(214)	(226)	(22)
Purchases, issuances and settlements	(44)	2	1	565	524	45
Transfers into Level 3	73	—	1	—	74	—
Transfers out of Level 3	(39)	—	—	—	(39)	—
Balance, December 31, 2022	$3	$7	$2	$529	$541	$16

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2022 and 2021, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2022 and 2021 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2022.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2022
Derivative assets at fair value	$10	$3,487	$529	$4,026
Derivative liabilities at fair value	(2)	(4,329)	(16)	(4,347)

December 31, 2021
Derivative assets at fair value	$5	$6,266	$410	$6,681
Derivative liabilities at fair value	2	5,798	22	5,822

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2022	2021
Life insurance	$41,157	$40,862
Annuities (excluding supplementary contracts with life contingencies)	88,847	84,078
Supplementary contracts with life contingencies	480	582
Accidental death benefits	15	16
Disability - active lives	31	33
Disability - disabled lives	210	221
Excess of VM-21 reserves over basic reserves	18	181
Deficiency reserves	1,272	1,351
Other miscellaneous reserve	1,154	1,324
Gross life and annuity reserves	133,184	128,648
Reinsurance ceded	(24,335)	(24,568)
Net life and annuity reserves	108,849	104,080
Accident and health reserves
Unearned premium reserves	7	8
Present value of amounts not yet due on claims	193	202
Additional contract reserves	520	537
Gross accident and health reserves	720	747
Reinsurance ceded	(9)	(11)
Net accident and health reserves	711	736
Aggregate policy reserves	$109,560	$104,816

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$35,097	$2,469	$—	$37,566	32.71%
b. At book value less current surrender charge of 5% or more	10,105	—	—	10,105	8.80%
c. At fair value	—	32	27,518	27,550	23.99%
d. Total with market adjustment or at fair value	45,202	2,501	27,518	75,221	65.50%
e. At book value without adjustment (minimal or no charge or adjustment)	25,372	—	11	25,383	22.10%
(2) Not subject to discretionary withdrawal	14,182	—	54	14,236	12.40%
(3) Total (gross: direct + assumed)	$84,756	$2,501	$27,583	$114,840	100.00%
(4) Reinsurance ceded	253	—	—	253
(5) Total (net)* (3) - (4)	$84,503	$2,501	$27,583	$114,587
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,936	$—	$—	$2,936

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$180	$59	$—	$239	0.82%
b. At book value less current surrender charge of 5% or more	33	—	—	33	0.11%
c. At fair value	—	—	13,545	13,545	46.30%
d. Total with market adjustment or at fair value	213	59	13,545	13,817	47.23%
e. At book value without adjustment (minimal or no charge or adjustment)	2,369	—	—	2,369	8.10%
(2) Not subject to discretionary withdrawal	1,989	11,057	24	13,070	44.67%
(3) Total (gross: direct + assumed)	$4,571	$11,116	$13,569	$29,256	100.00%
(4) Reinsurance ceded	64	—	—	64
(5) Total (net)* (3) - (4)	$4,507	$11,116	$13,569	$29,192
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):
	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	578	—	6	584	4.71%
(2) Not subject to discretionary withdrawal	11,757	—	52	11,809	95.29%
(3) Total (gross: direct + assumed)	$12,335	$—	$58	$12,393	100.00%
(4) Reinsurance ceded	19	—	—	19
(5) Total (net)* (3) - (4)	$12,316	$—	$58	$12,374
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2022:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31, 2022
	General Account			Separate Account - non-guaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$573	$3,172	$—	$—	$—
(2) Universal life	5,672	5,653	6,432	—	—	—
(3) Universal life with secondary guarantees	1,684	1,458	7,568	—	—	—
(4) Indexed universal life	721	636	733	—	—	—
(5) Indexed universal life with secondary guarantees	1,590	1,015	1,656	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	2,164	8,628	9,888	1,718	1,718	1,718
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	115	103	142	1,797	1,789	1,768
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	$—	$—	$11,566	$—	$—	$—
(2) Accidental death benefits	—	—	15	—	—	—
(3) Disability - active lives	—	—	31	—	—	—
(4) Disability - disabled lives	—	—	210	—	—	—
(5) Miscellaneous reserves	—	—	2,303	—	—	—
C. Total (gross: direct + assumed)	$11,946	$18,066	$43,716	$3,515	$3,507	$3,486
D. Reinsurance ceded	6,328	9,266	24,000	—	—	—
E. Total (net) (C) - (D)	$5,618	$8,800	$19,716	$3,515	$3,507	$3,486

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

General account reserves of $82 million and $14 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

During 2019, the Company established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $30 million during the fourth quarter of 2022 and $79 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

CRT-1. The insulated separate account maintained a reserve of $178 million at December 31, 2022 for this subaccount CRT-1.

During 2020, the Company established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $67 million during the fourth quarter of 2022 and $247 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $469 million at December 31, 2022 for this subaccount CRT-2.

During 2020, the Company established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $48 million during the fourth quarter of 2022 and $171 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $388 million at December 31, 2022 for this subaccount CRT-3.

During 2021, the Company established an insulated subaccount CRT-5 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account CRT-5 to the subaccount was $33 million during the fourth quarter of 2022 and $43 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-5. The insulated separate account maintained a reserve of $201 million at December 31, 2022 for this subaccount CRT-5.

During 2021, the Company established an insulated subaccount CRT-6 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-6 to the general account was $31 million during the fourth quarter of 2022 and $115 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-6. The insulated separate account maintained a reserve $171 million at December 31, 2022 for this subaccount CRT-6.

During 2021, the Company established an insulated subaccount CRT-7 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-7 to the general account was $106 million during the fourth quarter of 2022 and $273 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-7. The insulated separate account maintained a reserve $634 million at December 31, 2022 for this subaccount CRT-7.

During 2021, the Company established an insulated subaccount CRT-8 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-8 to the general account was $149 million during the fourth quarter of 2022 and $394 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-8. The insulated separate account maintained a reserve 743 million at December 31, 2022 for this subaccount CRT-8.

During 2022, the Company established an insulated subaccount CRT-9 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-9 to the general account was $25 million during the fourth quarter of 2022 and $38 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-9. The insulated separate account maintained a reserve $109 million at December 31, 2022 for this subaccount CRT-9.

During 2022, the Company established an insulated subaccount CRT-10 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, there were no transfers from the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

subaccount CRT-10 to the general account during the fourth quarter of 2022 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-10. The insulated separate account maintained a reserve $228 million at December 31, 2022 for this subaccount CRT-10.

During 2022, the Company established an insulated subaccount CRT-11 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, there were no transfers from the subaccount CRT-11 to the general account during the fourth quarter of 2022 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-11. The insulated separate account maintained a reserve $953 million at December 31, 2022 for this subaccount CRT-11.

The following table presents separate account assets by product or transaction:

	December 31, 2022		December 31, 2021
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$42,104	$—	$54,057	$—
Variable life	3,073	—	3,750	—
Bank-owned life insurance – hybrid	482	—	463	—
Deferred annuities with MVA features	417	—	428	—
Terminal funding	11,453	—	9,759	—
Annuities with MVA features	—	2,148	—	1,818
Fixed annuities excess interest adjustment features	—	24	—	23
Total	$57,529	$2,172	$68,457	$1,841

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2022 and 2021 is $3.9 billion and $5.3 billion, respectively.

There was no separate account business seed money at December 31, for both 2022 and 2021.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2022	$596	$64
2021	539	36
2020	450	43
2019	383	35
2018	324	41

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$434	$—	$41	$4,964	$5,439
Reserves for accounts with assets at:
Market value	$—	$—	$—	$44,187	$44,187
Amortized costs	2,071	11,613	385	—	14,069
Total reserves	$2,071	$11,613	$385	$44,187	$58,256
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,071	$11,154	$385	$—	$13,610
At market value	—	—	—	44,094	44,094
Subtotal	2,071	11,154	385	44,094	57,704
Not subject to discretionary withdrawal	—	458	—	93	551
Total reserves	$2,071	$11,612	$385	$44,187	$58,255
December 31, 2021
Premiums, considerations or deposits	$414	$—	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$—	$—	$—	$56,703	$56,703
Amortized costs	1,805	9,370	361	—	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$—	$11,006
At market value	—	—	—	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	—	530	—	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
December 31, 2020
Premiums, considerations or deposits	$287	$—	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$—	$—	$—	$52,439	$52,439
Amortized costs	1,542	6,988	404	—	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$—	$7,306
At market value	—	—	—	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	—	1,628	—	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2022	2021	2020
Transfers to separate accounts	$5,439	$7,082	$4,553
Transfers from separate accounts	(4,330)	(5,400)	(4,280)
Net transfers to (from) separate accounts	1,109	1,682	273
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$1,109	$1,682	$273

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of cash surrender value were none and $0.2 billion at December 31, 2022 and 2021, respectively.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $3.3 billion and $0.7 billion at December 31, 2022 and 2021, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $188 million and $439 million at December 31, 2022 and 2021, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2022, 2021 and 2020, respectively. Policyholder dividends for the years ended December 31, 2022, 2021 and 2020 were $10 million, $13 million, and $5 million, respectively.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2022		December 31, 2021
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	22	22	1	1
Ordinary renewal	(416)	132	(395)	164
Group life	(2)	(2)	(16)	(16)
Total	$(396)	$152	$(410)	$149

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2022, 2021 and 2020 were $24.5 billion, $2.3 billion and $1.1 billion, respectively. Reinsurance premiums ceded in 2022, 2021 and 2020 were $2.7 billion, $3.3 billion and $3.3 billion, respectively. Additionally, reserves on reinsurance assumed were $5.5 billion, $4.5 billion and $2.6 billion at December 31, 2022, 2021 and 2020, respectively. The reserve credit taken on reinsurance ceded was $24.4 billion, $24.6 billion and $24.4 billion at December 31, 2022, 2021 and 2020, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2022 and 2021, the Company’s reinsurance recoverables were $270 million and $338 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2017, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2017. New business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2017.

In 2022, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $91 million, while in 2021, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $333 million. In 2020, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $337 million.

As of December 31, 2022, $29.3 billion of the Company, USL and VALIC reserves representing a mix of run-off life and annuity risks had been ceded to Fortitude Re under these reinsurance transactions. Effective as of January 1, 2022, certain AIG subsidiaries sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies. The ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain of our ceded business to those companies.

In 2022 and 2021, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in a decrease in the Company’s pre-tax earnings of $31.8 million and an increase in the Company’s pre-tax earnings of less than a million dollars, respectively. The Company did not commute any treaties with non-affiliated reinsurers in 2020.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2022 and 2021, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $5.0 billion and $5.6 billion, respectively. In 2022, 2021 and 2020, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The Company believes that as of the reporting date it will be subject to the CAMT in 2023. The 2022 financial statements included an estimated impact of the CAMT of $433,000,000.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$3,280	$2,472	$5,752	$2,970	$2,434	$5,404	$310	$38	$348
Statutory valuation allowance adjustment	—	303	303	—	—	—	—	303	303
Adjusted gross DTA	3,280	2,169	5,449	2,970	2,434	5,404	310	(265)	45
DTA non-admitted	1,983	2,169	4,152	1,681	2,434	4,115	302	(265)	37
Net admitted DTA	1,297	—	1,297	1,289	—	1,289	8	—	8
DTL	210	—	210	435	—	435	(225)	—	(225)
Total	$1,087	$—	$1,087	$854	$—	$854	$233	$—	$233

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:
	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,087	—	1,087	854	—	854	233	—	233
1. Adjusted gross DTA expected to be realized following the reporting date	1,087	—	1,087	854	—	854	233	—	233
2. Adjusted gross DTA allowed per limitation threshold	—	—	1,299	—	—	1,498	—	—	(199)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	210	—	210	435	—	435	(225)	—	(225)
DTA admitted as the result of application of SSAP 101	$1,297	$—	$1,297	$1,289	$—	$1,289	$8	$—	$8

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	Years Ended December 31,
($ in millions)	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	736%	785%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$8,662	$9,987

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax expense
Federal	$518	$1,421	$961
Foreign	—	1
Subtotal	518	1,422	961
Federal income tax on net capital gains (losses)	(397)	(3)	316
Federal income tax incurred	121	1,419	1,277

	Years Ended December 31,
(in millions)	2022	2021	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,343	$1,432	$(89)
Investments	243	15	228
Deferred acquisition costs	1,080	947	133
Fixed assets	102	404	(302)
Policyholder Dividend Accruals	4	—	4
Compensation and benefits accrual	45	37	8
Tax credit carryforward	—	97	(97)
Net operating loss carry-forward	435		435
Other (including items less than 5% of total ordinary tax assets)	28	38	(10)
Subtotal	3,280	2,970	310
Non-admitted	1,983	1,681	302
Admitted ordinary deferred tax assets	1,297	1,289	8
Capital:
Investments	2,472	2,434	38
Subtotal	2,472	2,434	38
Statutory Valuation Adjustment	303		303
Non-admitted	2,169	2,434	(265)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,297	1,289	8
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	105	107	(2)
Policyholder reserves	104	245	(141)
General expense	—	82	(82)
Other (including items less than 5% of total ordinary tax liabilities)	1	1	—
Subtotal	210	435	(225)
Capital:
Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	210	435	(225)
Net deferred tax assets	1,087	$854	233

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2022	2021	Change
Total adjusted deferred tax assets	$5,449	$5,404	$45
Total deferred tax liabilities	210	435	(225)
Net adjusted deferred tax assets	$5,239	$4,969	270
Tax effect of unrealized gains (losses)			(310)
Change in net deferred income tax			(40)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2022		December 31, 2021		December 31, 2020
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$191	21.0%	$ 769	21.0%	$262	21.0%
Change in valuation adjustment	303	33.2	—	—	—	—
Disregarded entities	(56)	(6.2)	(152)	(4.3)	7	0.6
Amortization of interest maintenance reserve	(97)	(10.4)	21	0.6	111	8.9
Surplus adjustments	(38)	(4.2)	(17)	(0.5)	62	5.1
Dividend received deduction	(14)	(1.6)	(15)	(0.4)	(20)	(1.6)
Prior year return true-ups and adjustments	(25)	(2.8)	(11)	(0.3)	7	0.5
Other permanent adjustments	(8)	(0.9)	11	0.3	3	0.2
Change in non-admitted assets	8	0.9	6	0.2	(13)	(1.0)
LTIP shortfall deduction	(4)	(0.4)	2	0.1	7	0.6
Separation adjustment on pensions	$(99)	(10.9)	$—	—	$—	—
Statutory income tax expense (benefit)	$161	17.7%	$614	16.7%	$426	34.3%

Federal income taxes incurred	$121	13.3%	$1,419	38.7%	$1,277	102.5%
Change in net deferred income taxes	40	4.4	(805)	(22.0)	(851)	(68.2)
Total statutory income taxes	$161	17.7%	$614	16.7%	$426	34.3%

At December 31, 2022, the Company had no foreign tax credit carryforwards.

At December 31, 2022, the Company had U.S operating loss carryforwards of $435 million generated in 2022 with unlimited carryforward periods.

At December 31, 2022, the Company had no capital loss carryforward.

At December 31, 2022, the Company had no alternative minimum tax credit.

At December 31, 2022, the Company had no general business credit carryforwards.

At December 31, 2022, the Company had no charitable contribution carryforwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2020	$—
2021	627
2022	—
Total	$627

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.8 billion and concluded that $303 million valuation allowance was required at December 31, 2022. The Company had concluded that no valuation allowance was required on the DTAs of $5.4 billion at December 31, 2021.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2022	2021
Gross unrecognized tax benefits at beginning of year	$7	$17
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	(10)
Gross unrecognized tax benefits at end of year	$7	$7

At December 31, 2022 and 2021, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2022 and 2021, the Company had accrued liabilities of $(0.1) million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2022, the Company did not recognize any expense of interest (net of the federal benefit) and penalties. In 2021 and 2020 the Company recognized benefit of interest (net of the federal expense) and penalties of $7million and less than $1 million respectively.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2022, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2019. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2021 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2022.

For the period prior to the tax deconsolidation of Corebridge from AIG, the Company will join in the filing of a consolidated federal tax return with AIG.

The following table lists those companies that form part of the 2022 AIG consolidated federal tax return:

Company	Company

A.I. Credit Corp.	AIG Credit Corp.

AGC Life Insurance Company	AIG Direct Insurance Services, Inc.

AGL Assignment Company, LLC	AIG Employee Services, Inc.

AGL Loan Investments Corporation	AIG FCOE, Inc.

AGLIC Investments Bermuda Limited	AIG Federal Savings Bank

AH SubGP 1158 Flat Iron, LLC	AIG Financial Products Corp.

AH SubGP 1384 Woodglen, LLC	AIG Fund Services, Inc.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AH SubGP 1450 Timber, LLC	AIG Global Asset Management Holdings Corp.

AH SubGP 1535 Hunter’s Run, LLC	AIG Global Capital Markets Securities, LLC

AH SubGP 1551 Spanish Creek, LLC	AIG Global Operations (Ireland) Limited

AH SubGP 479 Sunrise, LLC	AIG Global Real Estate Investment Corp.

AH SubGP 516 Merrilltown, LLC	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS

AH SubGP 693 Parkland Pointe, LLC	AIG Home Protection Company, Inc.

AH SubGP 716 Villas of Mission Bend, LLC	AIG Insurance Management Services, Inc.

AH SubGP 759 Parker Commons, LLC	AIG International Inc.

AH SubGP 911 Mainland, LLC	AIG Kirkwood, Inc.

AIG Aerospace Adjustment Services, Inc.	AIG Life Holdings, Inc.

AIG Aerospace Insurance Services, Inc.	AIG Life of Bermuda, Ltd.

AIG Asset Management (U.S.), LLC	AIG Markets, Inc.

AIG Asset Management EU CLO, LLC	AIG Matched Funding Corp.

AIG Assurance Company	AIG MEA Investments and Services, LLC

AIG BG Holdings LLC	AIG Mortgage Capital, LLC

AIG Capital Corporation	AIG North America, Inc.

AIG Capital Services, Inc.	AIGGRE U.S. Real Estate Fund IV Lexington

AIG Century Verwaltungsgesellschaft mbH	AIGGRE VISTA, LLC

AIG Claims, Inc.	AIGT Inc. Hong Kong Branch

AIG Commercial Equipment Finance, Inc.	AIU Insurance Company

AIG Commercial Real Estate Lending	Akita, Inc.

AIG Credit (Europe) Corporation	Alabaster Capital LLC

AIG Property Casualty, Inc.	AlphaCat Capital Inc.

AIG Realty, Inc.	AM Holdings LLC

AIG Securities Lending Corp.	AIG Partnership Holdings Corp.

AIG Shared Services	AIG PC Global Services Inc.

AIG Shared Services Corporation	AIG Procurement Services, Inc.

AIG Shared Services Corporation - Management	AIG Property Casualty Company

AIG Shared Services Corporation (Philippines)	AIG Property Casualty International, LLC

AIG Specialty Insurance Company	AIG Property Casualty U.S., Inc.

AIG Spring Ridge I, Inc.	American Athletic Club, Inc.

AIG Technologies, Inc.	American General Annuity Service Corporation

AIG Technologies, Inc. (U.K. branch)	American General Assignment

AIG Travel Assist, Inc.	American General Assignment Corporation

AIG TRAVEL EMEA LIMITED	American General Insurance Agency, Inc.

AIG TRAVEL EUROPE LIMITED	American General Life Ins. Co. Non-Insulated

AIG Travel, Inc.	American General Life Insurance Co. - Insulat

AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	American General Life Insurance Company

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AIG Warranty Services of Florida, Inc.	American General Life Services Company, LLC

AIG WarrantyGuard, Inc.	American General Realty

AIG.COM, Inc.	American Home Assurance Company

AIG-FP Capital Preservation Corp.	American International Facilities Management

AIG-FP Matched Funding Corp.	American International Group, Inc.

AIG-FP Pinestead Holdings Corp.	American International Realty Corporation

AIGGRE DC Ballpark Investor, LLC	American International Reinsurance

AIGGRE Europe Real Estate Fund I	Arthur J. Glatfelter Agency, Inc.

AIGGRE Europe Real Estate Fund I GP S.a r.l.	Blackboard Customer Care Insurance Services

AIGGRE Europe Real Estate Fund II GP S.a.r.l	Blackboard Insurance Company

AIGGRE U.S. LT Apartments Investor Lexington	Blackboard Services, LLC

AIGGRE U.S. Real Estate Fund I	Blackboard Specialty Insurance Company

AIGGRE U.S. Real Estate Fund II	Blackboard U.S. Holdings, Inc.

AIGGRE U.S. Real Estate Fund II GP, LLC	CAP Investor 1, LLC

AIGGRE U.S. Real Estate Fund III	CAP Investor 10, LLC

CAP Investor 14, LLC	LSTREET I, LLC

CAP Investor 2, LLC	LSTREET II, LLC

CAP Investor 4, LLC	MG Reinsurance Limited

CAP Investor 5, LLC	MIP PE Holdings, LLC

CAP Investor 8, LLC	Morefar Marketing, Inc.

Charleston Bay SAHP Corp.	Mt. Mansfield Company, Inc.

Commerce and Industry Insurance Company	National Union Fire Insurance

Crop Risk Services, Inc.	National Union Fire Insurance Company

Crossings SAHP Corp.	New Hampshire Insurance Company

Curzon Funding Limited	NF Seven (Cayman) Limited

Curzon Street Funding Designated Activity	PCG 2019 Corporate Member Limited

Design Professionals Association	Pearce & Pearce, Inc.

DIL/SAHP Corp.	Pine Street Real Estate Holdings Corp.

DSA P&C Solutions, Inc.	Prairie SAHP Corp.

Eaglestone Reinsurance Company	Rialto Melbourne Investor LLC

Eastgreen, Inc.	Risk Specialists Companies

First Principles Capital Management, LLC	SA Affordable Housing, LLC

Fortitude Life & Annuity Solutions, Inc.	SA SubGP 1000 Woodwind Lakes, LLC

GIG of Missouri, Inc.	SAAHP GP Corp.

Glatfelter Claims Management, Inc.	SAFG Capital LLC

Glatfelter Properties, LLC	SAFG Markets, LLC

Glatfelter Underwriting Services, Inc.	SAFG Retirement Services, Inc.

Global Loss Prevention, Inc.	SAFG Technologies, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

Global Loss Prevention, Inc. [Canada]	Susquehanna Agents Alliance, LLC

Grand Savannah SAHP Corp.	The Glatfelter Agency, Inc.

Granite State Insurance Company	The Insurance Company of the State of Pennsylvania

Health Direct, Inc.	The United States Life Insurance Company

HOSPITAL PLAN INSURANCE SERVICES	The United States Life Insurance Company - Insulated

HPIS LIMITED	The Variable Annuity Life - Insulated

Illinois National Insurance Co.	The Variable Annuity Life - Non-Insulated

Integrated Manufacturing Companies, Inc.	The Variable Annuity Life Insurance Company

Knickerbocker Corporation	Travel Guard Americas LLC Sucursal Mexico

LBMA Equipment Services, Inc.	Travel Guard Americas, LLC

Lexington Insurance Company	Travel Guard Americas, LLC [Argentina]

Lexington Specialty Insurance Agency, Inc.	Travel Guard Group, Inc.

Lilac Heights LLC	Tudor Insurance Company

Livetravel, Inc.	U G Corporation

SAHP GA III - SC LLC	VALIC Financial Advisors, Inc.

SCSP Corp.	VALIC Retirement Services Company

Service Net Solutions of Florida, LLC	Validus America, Inc.

Service Net Warranty, LLC	Validus Re Americas (New Jersey), Inc.

SNW Insurance Agency, LLC	Validus Reaseguros, Inc.

Spruce Peak Realty, LLC	Validus Services, Inc.

Stowe Mountain Holdings, Inc.	Validus Specialty Underwriting Services, Inc.

Stratford Insurance Company	Validus Specialty, LLC

SubGen NT, Inc.	Volunteer Firemen’s Insurance Services, Inc.

SunAmerica Affordable Housing Partners, Inc.	Western World Insurance Company

SunAmerica Asset Management, LLC

SunAmerica Fund Assets 83, LLC

SunAmerica Life Reinsurance Company

SunAmerica Retirement Markets, Inc.

For the period following the tax consolidation of Corebridge from AIG, the Company will join with AGC Life, AIGB, USL, and VALIC, in filing a consolidated life company federal income tax return.

The Company has a written agreement with both parent entities, AIG and AGC Life under which each subsidiary agrees to pay parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2022, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31 ; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2023 without prior approval of the TDI is $1.9 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2022, 2021 and 2020:

Date	Type	Cash or Non-cash	Amount (in millions)
2022
March 28, 2022	Ordinary	Cash	$400
June 24, 2022	Ordinary	Cash	400

2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22, 2021	Extraordinary	Non-Cash	295
December 27, 2021	Ordinary	Cash	71

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The Company paid no dividends to its parent in 2020.

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

Certain Corebridge employees participate in various AIG sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2022	2021	2020
Defined benefit plans	$(9)	$(11)	$(10)
Postretirement medical and life insurance plans	1	1	1
Total	$(8)	$(10)	$(9)

Defined Contribution Plan

Prior to August 22, 2022, Corebridge employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $28 million, $27 million and $27 million in 2022, 2021 and 2020, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan (each as applicable, the “LTIP”), which are governed by the AIG 2013 Omnibus Incentive Plan (“Omnibus Plan”). The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to our employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives.

AIG RSUs and AIG stock options granted to Corebridge employees by AIG will be earned based solely on continued service by the participant while AIG PSUs will be earned based on both continued service and AIG achieving specified performance goals at the end of a three year performance period. These performance goals were pre-established by AIG’s Compensation and Management Resources Committee (“CMRC”) for each annual grant. The actual number of PSUs earned can vary from zero to 200% of the amount granted. Vesting occurs on January 1 of the year immediately following the end of the three-year performance period.

Prior to 2021, LTI awards accrued dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs were subject to the same vesting terms and conditions as the underlying unit. Beginning in 2021, PSUs and RSUs granted via the annual 2021 LTI award (as of the date of grant), and those existing from the 2020 LTI awards (as of the third quarter) accrue dividend equivalent rights (DERs) as AIG’s dividends are declared. These DERs will be settled in cash only if the underlying units’ vesting conditions are met; previously accrued DEUs were not impacted by this change.

The fair value of AIG RSUs and AIG PSUs that are earned solely based on certain AIG-specific metrics was based on the closing price of AIG Common Stock on the grant date; while the fair value of AIG PSUs that are earned based on AIG’s relative total shareholder return (“TSR”) was determined on the grant date using a Monte Carlo simulation. The fair value of AIG stock options was estimated on the grant date using the Black-Scholes model.

On September 6, 2022, Corebridge adopted the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) and the Corebridge Financial, Inc. Long-term Incentive Plan (the “LTIP,” together with the 2022 Plan, the “Corebridge Plans”). Following the IPO, equity awards may be granted under the Corebridge Plans to current employees or directors of the Company or, solely with respect to their final year of service, former employees.

Equity awards under the Corebridge Plans are linked to Corebridge common stock (“CRBG Stock”). A total of 40,000,000 shares of CRBG Stock are authorized for delivery pursuant to awards granted or assumed under the Plans. Delivered shares may be newly-issued shares or shares held in treasury.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

All AIG RSUs that were held by active Corebridge employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of CRBG Stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding). Specifically, the AIG RSUs were converted to Corebridge RSUs based on a conversion factor of 2.580952. The conversion factor was determined by the AIG closing stock price on September 14 ($54.20) divided by the public offering price for CRBG Stock in the IPO ($21.00).

The Company receives an allocation for these expenses. The Company recognized compensation expenses of $31 million, $28 million and $22 million for the years ending December 31, 2022, 2021 and 2020, respectively, on the date of grant of which all was recharged to related parties.

20. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2022 is $2 billion

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2022	2021
Membership stock - Class B	$7	$7
Activity stock	141	129
Excess stock	15	22
Total	$163	$158

Actual or estimated borrowing capacity as determined by the insurer	$5,525	$5,942

The Company did not hold any Class A at December 31, 2022 or 2021.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$5,043	$4,432	$4,265	$4,469

Maximum amount pledged during reporting period	5,131	4,486	4,589	4,817

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2022	2021
Amount outstanding	$3,448	$3,148

Maximum amount borrowed during reporting period	$3,448	$3,648

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2022 or 2021.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts

10-year floating rate	February 15, 2018	$1,148

10-year floating rate	February 15, 2018	1,277

10-year floating rate	February 15, 2018	175

10-year floating rate	February 6, 2018	87

10-year floating rate	January 25, 2018	31

10-year floating rate	May 23, 2017	52

10-year floating rate	January 31, 2017	67

10-year floating rate	January 12, 2017	57

10-year floating rate	June 14, 2016	254

5-year fixed rate	August 25, 2022	300

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.2 billion and at December 31, 2022 and 2021, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2022, $1.1 billion are currently expected to expire in 2023, and the remainder by 2041 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2022 and 2021, the Company had $3.8 billion and $2.4 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $1.3 billion are expected to expire in 2023 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2021, the future minimum lease payments under the operating leases are as follows:

(in millions)
2023	$12
2024	5
2025	4
2026	4
2027	1
Thereafter	$—
Total	26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Rent expense was $16 million, $18 million and $19 million in 2022, 2021 and 2020, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2013, the California legislature enacted AB 1747 (the Act), which amended the Insurance Code to mandate that life insurance policies issued and delivered in California contain a 60-day grace period during which time the policies must remain in force after a premium payment is missed, and that life insurers provide both a 30-day minimum notification of lapse and the right of policy owners to designate a secondary recipient for lapse and termination notices. Following guidance from the California Department of Insurance and certain industry trade groups, the Company interpreted the Act to be prospective in nature, applying only to policies issued and delivered on or after the Act’s January 1, 2013, effective date. On July 18, 2017, the Company was sued in a putative class action captioned Moriarty v. American General Life Insurance Company, No. 17-cv-1709 (S.D. Cal.), challenging the Company’s prospective application of the Act. Plaintiff’s complaint, which is similar to complaints filed against other insurers, argues that policies issued and delivered prior to January 1, 2013, like the $1 million policy issued to Plaintiff’s husband do not lapse—despite nonpayment of premiums—if the insurer has not complied with the Act’s terms. On August 30, 2021, the California Supreme Court issued an opinion in McHugh v. Protective Life Insurance, 12 Cal. 5th 213 (2021), ruling that the Act applies to all policies in force on January 1, 2013, regardless of when the policies were issued. On February 7, 2022, Plaintiff filed motions for summary judgment and class certification; the Company opposed both motions and filed its own motion for partial summary judgment. On July 26, 2022, the District Court granted in part and denied in part the Company’s motion for partial summary judgment, and on September 7, 2022, the District Court denied Plaintiff’s motion for summary judgment. In the summary judgment decisions, the District Court declined to adopt Plaintiff’s theory that a failure to comply with the Act necessitates payment of policy benefits or to make a pre-trial determination as to the Company’s liability. On September 27, 2022, the District Court denied Plaintiff’s motion for class certification without prejudice. The District Court declined to certify Plaintiff’s proposed class consisting of claims for monetary damages and equitable relief but indicated that Plaintiff could seek the certification of a narrower class consisting only of claims for monetary damages. The District Court indicated, however, that it has “substantial concerns” as to whether individual issues such as actual damages and causation would predominate, precluding class certification. While the District Court had initially set a trial date for February 7, 2023, it has since vacated that date and indicated that it will set a new trial date in due course, following consultation with the parties. Proceedings are ongoing in other California cases that raise similar industry- wide issues, including in the McHugh case on remand from the California Supreme Court, in which the California Court of Appeal rendered an unpublished opinion on October 10, 2022 that also declined to hold that failure to comply with the Act automatically necessitates payment of policy benefits. We have accrued our current estimate of probable loss with respect to this litigation.

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company is disputing the requested rate increases under these agreements. Certain reinsurers with whom the Company has disputes have initiated arbitration proceedings against the Company, and others may initiate them in the future. To the extent reinsurers have sought retroactive premium increases, the Company has accrued our current estimate of probable loss with respect to these matters.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $39 million and $38 million for these guarantee fund assessments at December 31, 2022 and 2021, respectively. The Company has recorded receivables of $31 million and $30 million at December 31, 2022 and 2021, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2022 and 2021. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2022 and 2021, the Company had admitted assets of $153 million and $152 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2022 and 2021, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Standard of Care Development

The Company provides products and services to certain employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or the Code. Plans subject to ERISA include certain pension and profit-sharing plans and welfare plans, including health, life and disability plans. As a result, our activities are subject to the restrictions imposed by ERISA and the Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Code are subject to enforcement by the DOL, the IRS and the Pension Benefit Guaranty Corporation.

The Company and our distributors are subject to laws and regulations regarding the standard of care applicable to sales of our products and the provision of advice to our customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. We closely monitor these legislative and regulatory activities and evaluate the impact of these requirements on us and our customers, distribution partners and financial advisers. Where needed, we have made significant investments to implement and enhance our tools, processes and procedures, to comply with the final rules and interpretations. These efforts and enhancements have resulted in increased compliance costs and may impact sales results and increase regulatory and litigation risk. Additional changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, have impacted, and may impact our businesses, results of operations and financial condition.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. RELATED PARTY TRANSACTIONS

Sale of Certain AIG Life and Retirement Retail Mutual Funds Business

On February 8, 2021, Corebridge announced the execution of a definitive agreement with Touchstone Investments, Inc. (“Touchstone”), an indirect wholly owned subsidiary of Western & Southern Financial Group, to sell certain assets of our retail mutual funds business. This sale consisted of the reorganization of twelve of the retail mutual funds managed by our subsidiary SunAmerica Asset Management, LLC (“SAAMCo”) into certain Touchstone funds. Concurrently, the twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration has been and may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. Corebridge continues to retain our fund management platform and capabilities dedicated to our variable annuity insurance products.

Events Related to AIG and Corebridge

Separation of Life and Retirement Business and Relationship with Blackstone

On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which AIG sold 80 million shares of Corebridge common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge. AIG is a publicly-traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG and its consolidated subsidiaries, unless the context refers to AIG only.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone. Pursuant to the partnership, Corebridge initially transferred $50 billion of assets in their investment portfolio to Blackstone. As of December 31, 2022, the book value of the assets transferred to Blackstone was $48.9 billion. Further beginning in the fourth quarter of 2022, Corebridge transferred $2.1 billion to Blackstone and will transfer $2.1 billion each quarter for an aggregate of $92.5 billion by the third quarter of 2027.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge board of directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with our other subsidiaries (collectively, the “Non-Life Group”) for the five-year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion. As of September 30, 2022, the promissory note to AIG has been paid in full.

On December 15, 2021, Corebridge and Blackstone Real Estate Income Trust (“BREIT”), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of the Company’s interests in a U.S. affordable housing portfolio for $4.9 billion.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investment Management Agreements with BlackRock

Under the BlackRock Agreements, Corebridge completed the transfer of the management of approximately $82.4 billion in book value of liquid fixed income and certain private placement assets in the aggregate to BlackRock as of December 31, 2022. In addition, liquid fixed income assets associated with Fortitude Re portfolio were separately transferred to BlackRock. The BlackRock Agreements provide Corebridge with access to market-leading capabilities, including portfolio management, research and tactical strategies in addition to a larger pool of investment professionals. Corebridge believes BlackRock’s scale and fee structure make BlackRock an excellent outsourcing partner for certain asset classes and will allow us to further optimize our investment management operating model while improving overall performance. The fees, terms and conditions of the BlackRock Agreements were extensively negotiated, and Corebridge believes them to be highly competitive with those available from other leading investment managers for a fixed income portfolio of comparable size. Further, BlackRock is responsible for its own overhead and operating expenses under the BlackRock Agreements, with the insurance company subsidiaries reimbursing reasonable and documented out-of-pocket third-party expenses.

With respect to other potential liabilities under the BlackRock Agreements, the insurance company subsidiaries have agreed to indemnify BlackRock for certain losses incurred in connection with the services provided by BlackRock pursuant to the BlackRock Agreements or resulting from the insurance company subsidiaries’ breach of the investment management agreements.

The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, confidentiality and other provisions. The investment management agreements will continue unless terminated by either party on 45 days’ notice or by us immediately for cause. Corebridge will continue to be responsible for the overall investment portfolio, including decisions surrounding asset allocation, risk composition and investment strategy.

Fortitude Re

Fortitude Re was established during the first quarter of 2018 in a series of reinsurance transactions related to AIG’s run-off operations. Those reinsurance transactions were designed to consolidate most of AIG’s Insurance run-off lines into a single legal entity. As of December 31, 2022, approximately $29.0 billion of reserves from Corebridge Run-Off Lines and approximately $3.2 billion of reserves from AIG’s General Insurance Run-Off Lines related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. Of the Fortitude Re reinsurance agreements, the largest is the Amended and Restated Combination Coinsurance and Modified Coinsurance Agreement by and between Corebridge’s subsidiary, the Company and Fortitude Re. Under this treaty, approximately $22.1 billion of the Company reserves as of December 31, 2022 were ceded to Fortitude Re representing a mix of life and annuity risks. Fortitude Re provides 100 percent reinsurance of the ceded risks. The Company retains the risk of collection of any third party reinsurance covering the ceded business. At effectiveness of the treaty, an amount equal to the aggregate ceded reserves was deposited by the Company into a modified coinsurance account of the Company to secure the obligations of Fortitude Re. Fortitude Re receives or makes quarterly payments that represent the net gain or loss under the treaty for the relevant quarter, including any net investment gain or loss on the assets in the modified coinsurance account. In December 2022, the management of most of the public fixed income securities in the modified coinsurance account was transitioned to BlackRock. In accordance with the terms of the treaty, following the third anniversary of the June 2, 2020 closing of the sale of our majority interest in Fortitude Group Holdings, L.L.C., Fortitude Re has increased rights to direct the appointment of investment managers to manage the assets in the modified coinsurance account.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies that administer the Life and Retirement and General Insurance ceded business, and the ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain Life and Retirement and General Insurance ceded business to such companies.

Transfer of AIG Technologies, Inc and Eastgreen Inc.

In connection with the Reorganization, Corebridge and AIG entered into agreements under which Corebridge purchased AIG Technologies, Inc. (“AIGT”) and Eastgreen, Inc. (“Eastgreen”) from AIG affiliates on February 28, 2022 for total consideration of $107 million. AIGT provides data processing, technology and infrastructure services to Corebridge and AIG entities in the United States, including management of AIG hardware and networks. AIGT utilizes two data centers to provide its services. The real estate related to the two data centers is owned by Eastgreen. To the extent needed, AIGT will continue to provide services to AIG for a transition period.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

COVID-19

We are continually assessing the impact on our business, operations and investments of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

The most significant impacts relating to COVID-19 have been the impact of interest rate, credit spreads and equity market levels on spread and fee income, and increased mortality. We are actively monitoring the mortality rates and the potential direct and indirect impacts that COVID-19 may have across our businesses. The last two quarters saw the fewest national fatalities since the start of the pandemic. Actual data related to cause of death is not always available for all claims paid, and such cause of death data does not always capture the existence of comorbid conditions. The regulatory approach to the pandemic and impact on the insurance industry is continuing to evolve and its ultimate impact remains uncertain.

We have a diverse investment portfolio with material exposures to various forms of credit risk. To date, there has been minimal impact on the value of the portfolio. At this point in time, uncertainty surrounding the duration and severity of the COVID-19 pandemic makes the long-term financial impact difficult to quantify.

COVID-19 continued to have an impact in 2022. Circumstances resulting from the COVID-19 pandemic, in addition to an increase in claims, may also impact utilization of benefits, lapses or surrenders of policies and payments of insurance premiums, all of which have impacted and could further impact the revenues and expenses associated with our products.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities (Selkirk No.1 Investments, Selkirk No.3A Investments ), with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. Selkirk No.1 Investments and Selkirk No.3V Investments was redeemed in full in 2021.

Lighthouse VI

During 2013, the Company, along with its affiliate, The Variable Annuity Life Insurance Company (“VALIC”) executed three transactions (Lighthouse I, Lighthouse II, and Lighthouse III) in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA). In each transaction, a portion of the Company’s securities were transferred to the RSA of VALIC in exchange for other VALIC securities. As of October 2021, the CTFs for the Lighthouse I and Lighthouse II transactions were liquidated.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (Ambrose 2013-2, Ambrose 2013-3, Ambrose 2013-5, Ambrose 2014-6). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. As of May 2021, all of the structured securities issued by the Ambrose entities, held by the Company were redeemed in full.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2022 and 2021. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity (VA) business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. At inception, VALIC ceded approximately $22.9 billion of reserves and received a ceding commission of approximately $1.5 billion from the Company representing the embedded profits in the business ceded. The Company recorded assumed premiums of approximately $23 billion as well as modco reinsurance assumed of approximately $22 billion in the statutory statement of operations. After contract inception, the Company will pay a ceding commission and expense allowance to reimburse VALIC for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and VALIC to more efficiently manage the reserve and capital requirements for their VA business.

In December 2022, the Company received capital contributions of $1.9 billion from AGC Life in connection with the Company and VALIC reinsurance transaction.

During the year ended December 31, 2022, the Company purchased $4 billion and sold $5 billion of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI, as applicable.

Effective January 1, 2011, the Company entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by the Company were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

approved by the TDI and MDOI effective December 31, 2021 to add certain term and universal life policies issued by the Company on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On January 2, 2020, the Company sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2022 and 2021 were $25 million each year.

AIG Life Holdings, Inc. issued two senior promissory notes to the Company in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of the Company, with maturity dates of five and four years respectively and interest rates of 2.52% and 2.40% per year respectively. On December 31, 2020, the TDI issued a letter allowing the Company to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $76 million, $263 million, and $320 million in 2022, 2021 and 2020, respectively. AGLIC Bermuda made distributions to the Company of $214 million in 2022, $113 million in 2021 and $8 in 2020.

At December 31, 2022, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $86.9 million, $79 million, $191 million, $75.8 million, $47 million and $179 million, respectively.

At December 31, 2021, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, Europe Fund I and Europe Fund II were approximately $87.5 million, $82.2 million, $128 million, $52.8 million and $192.2 million, respectively.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from AIG (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and reborrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. This agreement terminated concurrent with the IPO of Corebridge Financial on September 19, 2022.

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million.The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. As of December 31, 2022, the Company had no outstanding balance owing under this revolving loan facility.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2022:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGLIC INVESTMENTS BERMUDA LTD.	$678	$—	$678	10/13/2020
AGL LOAN INVESTMENTS CORPORATION	76	—	76	5/7/2020
AIG Direct - SER B	2	2	—	NA
AIG Direct - SER A	2	2	—	NA
AIG Direct - NON VOTING	1	1	—	NA
American General Assignment Corp COM	—	—	—	NA
Kirkwood	—	—	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp COM	—	—	—	NA
AGL Assignment Co LLC	—	—	—	NA
SunAmerica Affordable Housing LLC	183	—	183
SunAmerica Asset Management LLC	41	—	41	NA
Helios Finance III LLC	2	—	2	NA
Whitehouse Hotel LP	65	—	65	NA
GRE LB Industrial Joint Venture II, LP	38	—	38	NA
Bayshore PII Company LLC	9	9	—	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	73	—	73	NA
AIGGRE US Real Estate Fund IV Development Sidecar LP	34	—	34	NA
SPAIG North Williams, LLC	(3)	—	(3)	NA
AIGGRE U.S. Real Estate Fund IV, LP	158	—	158	NA
Southeast Industrial JV LLC	78	—	78	NA
AIGGRE U.S. Real Estate Fund III, LP	199	—	199	NA
Clinton Grand Holdings LLC	9	—	9	NA
AIGGRE Europe Real Estate Fund I S.C.SP	24	—	24	NA
Bayshore Shopping Center JV LLC	23	—	23	NA
AIGGRE U.S. Real Estate Fund II, LP	117	—	117	NA
AIGGRE U.S. Real Estate Fund I, LP	(17)	—	(17)	NA
Total	$1,792	$14	$1,778

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $585 million and $242 million at December 31, 2022 and 2021, respectively. These funds were reclassified in 2021 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, such as administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $68 million and $84 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2022 and 2021, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $1 million, $50 million and $43

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

million under such agreements for expenses attributed to the Company but incurred by affiliates in 2022, 2021 and 2020, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $112 million in 2022, $102 million in 2021 and $119 million in 2020, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 25, 2023, the date the financial statements were issued.

The Company paid an ordinary dividend of $500 million to AGC Life Insurance Company on March 27, 2023.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2022
Investment income earned:
Government bonds	$44
Other bonds (unaffiliated)	4,564
Bonds of affiliates	10
Preferred stocks (unaffiliated)	10
Common stocks (unaffiliated)	2
Common stocks of affiliates	6
Cash and short-term investments	43
Mortgage loans	1,042
Real estate	4
Contract loans	68
Other invested assets	696
Derivative instruments	994
Miscellaneous income	4
Gross investment income	$7,487

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$22,340
Residential mortgages	2,484
Mezzanine loans	601
Total mortgage loans	$25,425

Mortgage loans by standing - book value:
Good standing	$24,779
Good standing with restructured terms	476
Interest overdue more than 90 days, not in foreclosure	11
Foreclosure in process	159
Total mortgage loans	$25,425

Partnerships - statement value	$8,026

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$360
Common stocks	753

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$5,004
Over 1 year through 5 years	24,935
Over 5 years through 10 years	28,471
Over 10 years through 20 years	18,570
Over 20 years	31,887
Total maturity	$108,867

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$61,599
Class 2	40,244
Class 3	3,873
Class 4	2,918
Class 5	109
Class 6	124
Total by class	$108,867

Total bonds, short-term and cash equivalent bond investments publicly traded	$59,709
Total bonds, short-term and cash equivalent bond investments privately traded	49,158

Preferred stocks - statement value	$93
Common stocks - market value	927
Short-term investments - book value	387
Cash equivalents - book value	758
Options, caps and floors owned - statement value	818
Collar, swap and forward agreements open - statement value	(1,168)
Futures contracts open - current value	9
Cash on deposit	(194)

83

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES - (continued)

(in millions)	December 31, 2022
Life insurance in-force:
Industrial	$715
Ordinary	127,538
Credit	—
Group	3,701

Amount of accidental death insurance in-force under ordinary policies	4,649

Life insurance policies with disability provisions in-force:
Industrial	198
Ordinary	38,398
Group life	31

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	712
Income payable	331

Ordinary - involving life contingencies:
Amount on deposit	275
Income payable	92

Group - not involving life contingencies:
Amount on deposit	1

Annuities:
Ordinary:
Immediate - amount of income payable	$1,379
Deferred, fully paid - account balance	65,407
Deferred, not fully paid - account balance	34,280

Group:
Amount of income payable	563
Fully paid - account balance	506
Not fully paid - account balance	15,702

Accident and health insurance - premiums in-force:
Other	$70
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,194
Dividend accumulations - account balance	511

Claim payments in 2022
Group accident & health:
2022	$—
2021	—
2020	—
2019	—
2018	—
Prior	160

Other accident & health:
2022	1
2021	(79)
2020	(57)
2019	(13)
2018	57
Prior	370

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2022

(in millions)

1. The Company’s total admitted assets as of December 31, 2022 are $212 billion

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2022 are $152 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,443	0.90%
b.	AIG Global Real Estate Investment Corp	OIA RE	774	0.50
c.	Senior Direct Lending Program LLC	BONDS	774	0.50
d.	Amazon.com, Inc.	BONDS	679	0.40
e.	Duke Energy Corporation	BONDS	627	0.40
f.	American Electric Power Company, Inc.	BONDS	545	0.40
g.	Exelon Corporation	BONDS	530	0.30
h.	Microsoft Corporation	BONDS	500	0.30
i.	Anheuser-Busch InBev NV/SA	BONDS	497	0.30
j.	Comcast Corporation	BONDS	493	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$61,599	40.50%	P/RP - 1	$82	0.10%
NAIC - 2	40,244	26.50	P/RP - 2	4	—
NAIC - 3	3,873	2.50	P/RP - 3	—	—
NAIC - 4	2,918	1.90	P/RP - 4	—	—
NAIC - 5	109	0.10	P/RP - 5	7	—
NAIC - 6	124	0.10	P/RP - 6	—	—

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$25,974	17.10%
b.	Foreign currency denominated investments	9,988	6.60
c.	Insurance liabilities denominated in that same foreign currency	—	—

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$23,394	15.40%
b.	Countries rated NAIC - 2	1,943	1.30
c.	Countries rated NAIC - 3 or below	637	0.40

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$5,929	3.90%
	Country 2: Cayman Islands	4,238	2.80
b.	Countries rated NAIC - 2
	Country 1: Mexico	569	0.40
	Country 2: Indonesia	312	0.20
c.	Countries rated NAIC - 3 or below
	Country 1: British Virgin Isles	144	0.10
	Country 2: Dominican Republic	77	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$9,988	6.60%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$9,982	6.60%
b.	Countries rated NAIC - 2	5	—
c.	Countries rated NAIC - 3 or below	2	—

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: Ireland	$4,278	2.80%
	Country 2: United Kingdom	1,930	1.30
b.	Countries rated NAIC - 2
	Country 1:	3	—
	Country 2:	2	—
c.	Countries rated NAIC - 3 or below
	Country 1: Brazil	2	—
	Country 2:	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	5555180	MORTGAGE LOAN	$309	0.20%
b.	5555233	MORTGAGE LOAN	302	0.20
c.	5555207	MORTGAGE LOAN	290	0.20
d.	Royal Dutch Shell plc	NAIC 1 - Bonds	270	0.20
e.	5555143	MORTGAGE LOAN	253	0.20
f.	5555239	MORTGAGE LOAN	248	0.20
g.	Silver (BREDS)	Other invested Assest	244	0.20
h.	5555184	MORTGAGE LOAN	241	0.20
i.	Carlyle Group	Other invested Assest	210	0.10
j.	5555187	MORTGAGE LOAN	210	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1443	0.90%
b.	AIG Global Real Estate Investment Corp	774	0.50
c.	AIG Home Loan	425	0.30
d.	Silver (BREDS)	244	0.20
e.	SUNAMERICA INVESTMENT INC.	224	0.10
f.	Think Investments LLC	210	0.10
g.	AIG DECO Fund II LP	191	0.10
h.	AIG Commercial Real Estate Lending Holdings LLC	169	0.10
i.	Project Jermyn USD	166	0.10
j.	GENERAL ATLANTIC	166	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$2,340	1.50%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG Home Loan 2 LLC	$425	0.30
b.	Carlyle Alternative Opportunities Fund L.P.	348	0.20
c.	Carlyle Credit Opportunities Fund II L.P.	271	0.20

Ten largest fund managers:

	Fund Manager	Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,443	$1,443	$—
b.	AIG Global Real Estate Investment Corp	774	—	774
c.	AIG Home Loan	425	425	—
d.	Silver (BREDS)	244	—	244
e.	SUNAMERICA INVESTMENT INC.	224	224	—
f.	Think Investments LLC	210	210	—
g.	AIG DECO Fund II LP	191	191	—
h.	AIG Commercial Real Estate Lending Holdings LLC	169	—	169
i.	Project Jermyn USD	166	—	166
j.	GENERAL ATLANTIC	166	166	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DNK	309	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, DEU	302	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	290	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	273	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	253	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555239, DEU	248	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	241	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	232	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,949	1.30%
b.	Mortgage loans over 90 days past due	11	—
c.	Mortgage loans in the process of foreclosure	159	0.10
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	476	0.30

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$—	— %	$385	0.30%	$—	— %
b.	91% to 95%	—	—	244	0.20	—	—
c.	81% to 90%	1	—	728	0.50	—	—
d.	71% to 80%	—	—	2,307	1.50	—	—
e.	below 70%	2,483	1.60	18,983	12.50	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a.	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$1,886	$1,947	$—
b.	Repurchase agreements	1,933	1.30	217	225	236
c.	Reverse repurchase agreements	—	—	—	—	—
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	— %	$ —	— %
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$706	0.50%	$ 786	$ 739	$ 721
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$142	0.10%	$113	$93	$88
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2022

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,314	0.9%	$1,314	$—	$1,314	0.9%
All other governments	2,629	1.8	2,629	—	2,629	1.8
U.S. states, territories and possessions, etc. guaranteed	268	0.2	268	—	268	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	332	0.2	332	—	332	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	6,159	4.2	6,159	—	6,159	4.2
Industrial and miscellaneous	93,378	63.6	93,378	—	93,378	63.6
Hybrid securities	435	0.3	435	—	435	0.3
Parent, subsidiaries and affiliates	360	0.3	360	—	360	0.3
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	3,580	2.4	3,580	—	3,580	2.4
Total long-term bonds	$108,455	73.9	$108,455	$—	$108,455	73.9
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$93	0.1	$93	$—	$93	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$93	0.1	$93	$—	$93	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$9	—	$9	$—	$9	—
Industrial and miscellaneous Other (Unaffiliated)	165	0.1	165	—	165	0.1
Parent, subsidiaries and affiliates Publicly traded	678	0.5	678	—	678	0.5
Parent, subsidiaries and affiliates Other	80	0.1	76	—	76	0.1
Mutual funds	—	—	—	—	—	—
Total common stocks	$932	0.6	$928	$—	$928	0.6
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	2,484	1.7	2,484	—	2,484	1.7
Commercial mortgages	22,340	15.2	22,340	—	22,340	15.2
Mezzanine real estate loans	601	0.4	601	—	601	0.4
Total valuation allowance	(294)	(0.2)	(294)	—	(294)	(0.2)
Total mortgage loans	$25,131	17.1	$25,131	$—	$25,131	17.1
Real estate:
Properties occupied by company	$6	—	$6	$—	$6	—
Properties held for production of income	3	—	3	—	3	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$9	—	$9	$—	$9	—
Cash, cash equivalents and short-term investments:
Cash	$(194)	(0.1)	$(194)	$—	$(194)	(0.1)
Cash equivalents	758	0.5	758	—	758	0.5
Short-term investments	387	0.3	387	—	387	0.3
Total cash, cash equivalents and short-term investments	$951	0.7	$951	$—	$951	0.7
Contract loans	$1,159	0.8	$1,138	$—	$1,138	0.8
Derivatives	466	0.3	466	—	466	0.3
Other invested assets	7,877	5.4	7,866	—	7,866	5.4
Receivables for securities	73	0.1	73	—	73	0.1
Securities Lending	—	—	—	—	—	—
Other invested assets	1,661	1.1	1,661	—	1,661	1.1
Total invested assets	$146,807	100.0%	$146,771	$—	$146,771	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		No

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (continued)

DECEMBER 31, 2022

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below: